As Filed with the Securities and Exchange Commission on April 29, 2013
REGISTRATION NO. 2-79141
811-03563

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 48

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 51

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (800) 752-7219

William T. Evers, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park SC 2335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☑ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on (date) pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

COMPASS 3

PROSPECTUS DATED APRIL 29, 2013

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and Sun Life of Canada (U.S.) Variable Account L (the “Variable Account”) of the Company identified below offer the individual flexible payment deferred annuity contracts described in this Prospectus (the “Contracts”).

You may choose among six variable investment options and a fixed investment option. The variable investment options are the sub-accounts of the Variable Account, each of which invests in one of the following investment portfolios (the “Funds’) of the MFS® Variable Insurance Trust II (the “Trust”), advised by  Massachusetts Financial Services Company (“MFS”):

MFS® Money Market Portfolio
MFS® High Yield Portfolio
MFS® Massachusetts Investors Growth Stock Portfolio
MFS® Government Securities Portfolio
MFS® Global Governments Portfolio
MFS® Total Return Portfolio

The fixed investment option pays interest at a guaranteed fixed rate.

Please read this Prospectus carefully before investing and keep it for future reference. It contains important information about the Contracts and the Variable Account.

We have filed a Statement of Additional Information dated April 29, 2013 (the “SAI”) with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 29 of this Prospectus. You may obtain a copy of the SAI without charge by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, MA 02481 or by telephoning us at (800) 752-7216. In addition, the SEC has a website (www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. It is possible to lose money by investing in the Variable Account. An investment in the MFS Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, MA 02481
Toll Free (800) 752-7216

TABLE OF CONTENTS

Page

DEFINITIONS [INSERT PAGE NUMBER]
SYNOPSIS [INSERT PAGE NUMBER]
EXPENSE SUMMARY [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
THE COMPANY, THE VARIABLE ACCOUNT, AND THE TRUST [INSERT PAGE NUMBER]
The Company [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Trust [INSERT PAGE NUMBER]
The Fixed Account [INSERT PAGE NUMBER]
PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PERIOD                                                                                                                                                                [INSERT PAGE NUMBER]
Purchase Payments [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Transfers [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
CASH WITHDRAWALS [INSERT PAGE NUMBER]
Section 403(b) Annuities [INSERT PAGE NUMBER]
Texas Optional Retirement Program [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Contract Maintenance Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge and Distribution Expense Risk Charge [INSERT PAGE NUMBER]
Withdrawal Charges [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Determination of Annuity Payments [INSERT PAGE NUMBER]
Transfer of Variable Annuity Units [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Owner [INSERT PAGE NUMBER]
Death of Owner [INSERT PAGE NUMBER]
Voting Rights [INSERT PAGE NUMBER]
Periodic Reports [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS [INSERT PAGE NUMBER]
OWNER INQUIRIES [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS [INSERT PAGE NUMBER]
APPENDIX A - THE FIXED ACCOUNT [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS AND WITHDRAWAL CHARGES [INSERT PAGE NUMBER]

DEFINITIONS

This section provides definitions or brief explanations of the following terms used in this Prospectus. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

The terms “we,” “us,” and “the Company” will be used to refer to Sun Life Assurance Company of Canada (U.S.). We will use the term “you” to refer to the Owner of the Contract.

Accumulation Account: An account we establish for the Contract to which we credit Net Purchase Payments in the form of Accumulation Units.

Accumulation Period: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Period will also terminate when you surrender your Contract.

Accumulation Unit: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made. You may name a Co-Annuitant only if both (1) yours is a Non-Qualified Contract and (2) you are not the Annuitant. If you properly name a Co-Annuitant, all Contract provisions based on the death of the Annuitant (such as the death benefit provision) will be based on the date of death of the last surviving Annuitant or Co-Annuitant. Furthermore, if you have properly named a Co-Annuitant, you may choose one of them to become the sole Annuitant on the Annuity Commencement Date, for the purpose of calculating and paying annuity benefits. If you do not make this choice at least 30 days before the Annuity Commencement Date, and both the Annuitant and Co-Annuitant are living on the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant.

Annuity Commencement Date: The date on which we are to make the first annuity payment. This date may not be later than the first day of the month following the youngest Annuitant’s 95th birthday.

Annuity Unit: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Business Day: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit. A Business Day generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading).

Company: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as “we,” “us,” and “the Company”).

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

Fixed Annuity: An annuity with payments that do not vary as to dollar amount.

Fund: One of the investment portfolios of the MFS® Variable Insurance Trust II.

Net Purchase Payment: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

Non-Qualified Contract: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as “you”.

Payee: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the last surviving Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

Purchase Payment (Payment): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Code.

Seven Year Anniversary:  The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter, for example, the 14th, 21st and 28th Contract Anniversaries.

Sub-Account: That portion of the Variable Account that invests in shares of a specific Fund.

Us: Sun Life Assurance Company of Canada (U.S.).

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Variable Accounts.

We: Sun Life Assurance Company of Canada (U.S.).

You: The Owner of the Contract.

SYNOPSIS

You may allocate Purchase Payments to the Sub-Accounts or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25. (See “Purchase Payments.”) During the Accumulation Period you may, without charge, transfer amounts among the Sub-Accounts and between the Sub-Accounts and the Fixed Account, subject to certain conditions. (See “Transfers.”)

We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge ranging from 6% to 0%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above. (See “CASH WITHDRAWALS” and “Withdrawal Charges.”)

Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Sections 403(b) and 408A of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties. (See “TAX CONSIDERATIONS.”)

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit). (See “DEATH BENEFIT.”)

On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $30. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year. (See “Contract Maintenance Charge.”)

We also deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets of Sub-Accounts attributable to the Contracts (see “Mortality and Expense Risk Charge” below).  In addition, for the first seven Contract Years we deduct a distribution expense risk charge equal to an annual rate of 0.15% of the daily net assets in the Sub-Accounts attributable to the Contracts. We do not deduct the distribution expense risk charge after the seventh Contract Anniversary. (See “Mortality and Expense Risk Charge and Distribution Expense Risk Charge.”)

We also make a deduction from the Sub-Accounts for the investment management fees payable to the investment adviser of the MFS Variable Insurance Trust II (the “Trust”), Massachusetts Financial Services Company (“MFS”). These fees are based on the average daily net assets of each Sub-Account. (See “EXPENSE SUMMARY.”)

We will deduct a charge for premium taxes payable to any governmental entity. (See “Premium Taxes.”)

Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option. (See “ANNUITY PROVISIONS.”)

If you are not satisfied with the Contract, you may return it to us at our Annuity Service Mailing Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract’s Accumulation Account at the end of the Valuation Period during which we received the returned Contract. However, if applicable state law requires, we will refund the full amount of all Purchase Payments you have made.

EXPENSE SUMMARY

The table below describes the fees and expenses that you will pay when you buy the Contract, surrender the Contract, or transfer Contract Value among Sub-Accounts. State premium taxes may also be deducted.

Owner Transaction Expenses

Deferred Sales Load (as a percentage of Purchase Payments withdrawn(1))

Years Payment in Account
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Maximum Transfer Fee	$15(2)

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%(3)

The tables below describe the fees and expenses that you will pay periodically while you own the Contract, not including Fund fees and expenses.

Annual Contract Maintenance Charge	$30

Variable Account Annual Expenses
(as a percentage of average net assets)

Mortality and Expense Risk Charge	1.25%
Distribution Expense Risk Charge	0.15%(4)

Maximum Variable Account Annual Expenses	1.40%

The table below shows the lowest and highest total operating expenses charged by the Funds (for the year ended December 31, 2012) that you may pay periodically during the time that you own the Contract. More detail concerning these fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses(5)	Lowest	Highest
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.55.%	0.98%

(1)
A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for seven years, it may be withdrawn free of any withdrawal charge. (See “CASH WITHDRAWALS” and “Withdrawal Charges.”)

(2)	Currently, we do not impose a fee for transfers. (See “Short-Term Trading.”)

(3)
The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Contract Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

(4)	The distribution expense risk charge is imposed only during the first seven Contract Years.

(5)
The Fund expenses shown, which include any acquired fund fees and expenses, were provided to us by the Funds and do not reflect any fee waivers or reimbursements. We have not independently verified such information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

EXAMPLE

This “Example” is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include withdrawal charges, the annual contract fee, Variable Account annual expenses, and Fund fees and expenses.

The Example assumes:

•      a $10,000 investment in the contract for the time periods indicated;
•      a 5% return each year;
•      the maximum fees and expenses of any of the Funds;
•      an average contract size of $30,000 for the purpose of converting the annual contract fee to a percentage;
•      the maximum Variable Account fees;
•      no premium taxes were deducted; and
•      no transfers were made.

If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$791	$1,223	$1,681	$2,816

If you annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$251	$773	$1,321	$2,816

If you do not surrender your Contract, at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$251	$773	$1,321	$2,816

Please remember that the Example is an illustration and should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those reflected in the Example. Similarly, your annual rate of return may be more or less than the 5% rate assumed in the Example.

CONDENSED FINANCIAL INFORMATION

The following information should be read in conjunction with the financial statements of the Variable Account appearing in the SAI. Note that “Level 2” refers to values after the seventh Contract Anniversary when the 0.15% Distribution Expense Risk Charge is no longer deducted from the Variable Account.

	ACCUMULATION UNIT VALUES*

Sub- Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period (000 Omitted)	Year

MFS® Global Governments Portfolio	$31.751	$31.511	1	2012
	30.421	31.751	1	2011
	29.508	30.421	6	2010
	29.059	29.508	7	2009
	26.814	29.059	11	2008
	25.017	26.814	15	2007
	24.209	25.017	18	2006
	26.561	24.209	26	2005
	24.578	26.561	28	2004
	21.638	24.578	41	2003

MFS® Global Governments Portfolio – Level 2	18.819	18.705	185	2012
	18.003	18.819	213	2011
	17.438	18.003	230	2010
	17.147	17.438	274	2009
	15.798	17.147	306	2008
	14.718	15.798	332	2007
	14.221	14.718	403	2006
	15.580	14.221	468	2005
	14.396	15.580	500	2004
	12.655	14.396	559	2003

MFS® Government Securities Portfolio	34.368	34.747	1	2012
	32.441	34.368	1	2011
	31.409	32.441	3	2010
	30.417	31.409	10	2009
	28.419	30.417	20	2008
	26.924	28.419	28	2007
	26.295	26.924	40	2006
	26.082	26.295	69	2005
	25.501	26.082	100	2004
	25.284	25.501	147	2003

MFS® Government Securities Portfolio – Level 2	20.336	20.591	546	2012
	19.168	20.336	614	2011
	18.530	19.168	667	2010
	17.918	18.530	731	2009
	16.717	17.918	831	2008
	15.814	16.717	889	2007
	15.421	15.814	1,054	2006
	15.274	15.421	1,280	2005
	14.912	15.274	1,377	2004
	14.763	14.912	1,562	2003

MFS® High Yield Portfolio	35.990	40.781	1	2012
	35.117	35.990	3	2011
	30.972	35.117	6	2010
	21.266	30.972	8	2009
	29.556	21.266	13	2008
	29.459	29.556	21	2007
	27.043	29.459	34	2006
	26.943	27.043	47	2005
	25.048	26.943	67	2004
	20.986	25.048	115	2003
	21.349	20.986	178	2002

MFS High Yield Portfolio – Level 2	19.463	22.087	353	2012
	18.963	19.463	393	2011
	16.700	18.963	428	2010
	11.450	16.700	493	2009
	15.890	11.450	558	2008
	15.814	15.890	579	2007
	14.495	15.814	774	2006
	14.421	14.495	937	2005
	13.386	14.421	971	2004
	11.199	13.386	2,631	2003

MFS® Massachusetts Investors Growth Stock Portfolio	40.052	46.309	6	2012
	40.282	40.052	10	2011
	36.129	40.282	20	2010
	26.107	36.129	27	2009
	41.858	26.107	46	2008
	38.235	41.858	73	2007
	36.524	38.235	128	2006
	36.678	36.524	237	2005
	33.539	36.678	413	2004
	26.334	33.539	621	2003

MFS Massachusetts Investors Growth Stock Portfolio –	16.846	19.506	1,957	2012
Level 2	16.917	16.846	2,308	2011
	15.151	16.917	2,588	2010
	10.932	15.151	2,945	2009
	17.501	10.932	3,335	2008
	15.963	17.501	3,671	2007
	15.226	15.963	4,378	2006
	15.267	15.226	5,248	2005
	13.940	15.267	5,798	2004
	10.929	13.940	6,086	2003

MFS® Money Market Portfolio	17.063	16.826	2	2012
	17.302	17.063	4	2011
	17.544	17.302	11	2010
	17.790	17.544	18	2009
	17.704	17.790	45	2008
	17.152	17.704	64	2007
	16.638	17.152	131	2006
	16.443	16.638	218	2005
	16.553	16.443	97	2004
	16.680	16.553	155	2003

MFS® Money Market Portfolio – Level 2	12.925	12.764	795	2012
	13.086	12.925	932	2011
	13.249	13.086	1,106	2010
	13.415	13.249	1,332	2009
	13.330	13.415	1,673	2008
	12.895	13.330	1,871	2007
	12.491	12.895	1,969	2006
	12.326	12.491	2,384	2005
	12.390	12.326	2,259	2004
	12.466	12.390	896	2003

MFS® Total Return Portfolio	49.900	54.788	8	2012
	49.689	49.900	13	2011
	45.750	49.689	23	2010
	39.224	45.750	48	2009
	51.169	39.224	74	2008
	49.947	51.169	107	2007
	45.236	49.947	142	2006
	44.592	45.236	217	2005
	40.597	44.592	315	2004
	35.160	40.597	453	2003

MFS® Total Return Portfolio – Level 2	24.378	26.805	2,090	2012
	24.238	24.378	2,422	2011
	22.284	24.238	2,757	2010
	19.077	22.284	3,136	2009
	24.850	19.077	3,572	2008
	24.220	24.850	4,116	2007
	21.903	24.220	4,695	2006
	21.559	21.903	5,462	2005
	19.599	21.559	5,646	2004
	16.949	19.599	5,946	2003

* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

FINANCIAL STATEMENTS

The full financial statements for the Variable Account and Sun Life Assurance Company of Canada (U.S.) are in the Statement of Additional Information.

THE COMPANY, THE VARIABLE ACCOUNT, AND THE TRUST

The Company

Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”), a diversified financial services organization. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934, as amended, with common shares listed on the Toronto, New York, and Philippine stock exchanges.

Sun Life Financial has announced the execution of a definitive agreement  to sell its United States domestic annuity business and certain of its United States life insurance businesses to Delaware Life Holdings, LLC (the “Purchaser”) (the “Proposed Transaction”).  The Purchaser is a limited liability company organized under the laws of the State of Delaware.  The Proposed Transaction will include the transfer of all of the issued and outstanding shares of the Company to the Purchaser.  The closing date for the Proposed Transaction is expected to be as soon as May 31, 2013, subject to receipt of all required regulatory approvals as well as satisfaction of other closing conditions.  Although completion of the Proposed Transaction will result in a change in control of the Company, the terms and conditions of your Contract with the Company will not change and you will not need to take any action.

The Variable Account

We established the Variable Account as a separate account of the Company on July 21, 1982, pursuant to a resolution of our Board of Directors. The Variable Account meets the definition of a separate account under the federal securities laws and was initially registered with the Securities and Exchange Commission as a management separate account under the Investment Company Act of 1940. Pursuant to a shareholder vote, after the close of business on December 2, 2011, the Variable Account was reorganized, in a tax-free exchange, into a unit investment trust, and all of the assets and liabilities of the management separate account (other than insurance obligations) were transferred to the MFS Variable Insurance Trust II.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account.  Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the Funds of the Trust, described below.  All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, distribution expense risk and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

The Trust

The MFS® Variable Insurance Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company (“MFS®”) serves as the investment adviser to the Trust.

The Trust is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trust are issued in a number of investment options (each a “Fund”), each corresponding to one of the portfolios. The Contracts allow investment by the Sub-Accounts in shares of the Funds of the Trust. Additional portfolios may be added to the Trust which may or may not be available for investment by the Variable Account.

MFS® Global Governments Portfolio: The Fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Government Securities Portfolio: The Fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® High Yield Portfolio: The Fund’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Massachusetts Investors Growth Stock Portfolio: The Fund’s investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Money Market Portfolio: The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital and liquidity. The Fund’s objective may be changed without shareholder approval.

MFS® Total Return Portfolio: The Fund’s investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

A more detailed description of the Trust and its management and of the investment objectives, policies, restrictions, and expenses of the Fund may be found in the current prospectus of the Trust, and in the Trust’s Statement of Additional Information, both of which are available at no cost to you by calling us at (800) 752-7216.

The Trust also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trust. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

MFS also serves as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Fund, and which may be managed by a Fund’s’ portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Fixed Account

Purchase Payments may be allocated to the Fixed Account which is made up of all of the general assets of the Company other than those allocated to any separate account. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. The Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contract. See “APPENDIX A – THE FIXED ACCOUNT” for a more detailed description of the Fixed Account.

PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PERIOD

Purchase Payments

You must send all Purchase Payments to us at our Annuity Service Mailing Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date (the “Accumulation Period”). Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, unless we agree otherwise, the Company will not accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

An applicant’s completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately unless you specifically consent to our retaining the Purchase Payment until we can complete the application. No interest will be credited or Accumulation Units purchased until the application is completed. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes. We will allocate each Net Purchase Payment to the Fixed Account, the Sub-Accounts or both the Sub-Accounts and the Fixed Account, in accordance with the allocation factors you have specified in the application or as subsequently changed.

When we receive a Purchase Payment, we will credit all of that portion, if any, of the Net Purchase Payment to be allocated to the Sub-Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Sub-Account by the Variable Accumulation Unit value for that Sub-Account for the Valuation Period during which we receive the Purchase Payment.

We determine the value of each Variable Accumulation Unit in a Sub-Account at the close of trading on each day that the New York Stock Exchange is open for trading. We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed, if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.  We calculate the Variable Accumulation Unit value for any Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to provide additional information about your account to government regulators. We may also be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

We calculate the net investment factor for each Subaccount for any Valuation Period using the following equation:

Investment Factor	=	[(a) + (b)] – [(c) + (d)]
(a)

where:
(a)	is the value of the Sub-Account’s net assets attributable to the Contracts at the end of the preceding Valuation Period;
(b)	is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Sub-Account during the Valuation Period;
(c)
is the capital losses, realized or unrealized, charged against such assets of the Sub-Account in the Valuation Period plus, with respect to such assets, any amount charged against the Sub-Account or set aside as a reserve to maintain or operate the Sub-Account for the Valuation Period; and

(d)
is the expenses of the Sub-Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge, the distribution expense risk charge, and the other expenses of the Sub-Account, subject to any applicable expense limitation.

Transfers

During the Accumulation Period, you may transfer all or part of the value of your Accumulation Account to one or more Sub-Accounts or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of the Sub-Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

1.	you may make transfers involving Fixed Accumulation Units only during the 45 day period before and the 45 day period after each Contract Anniversary;
2.	you may not make more than 12 transfers in any Contract Year;
3.	the amount transferred may not be less than $1,000 unless you are transferring your entire balance in the Fixed Account or a Sub-Account; and
4.	we impose additional restrictions on market timers, which are further described under “Short-Term Trading.”

We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. Under current tax law a transfer will not result in any tax liability.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone, using our Annuity Service Mailing Address and telephone number listed on the cover page of this Prospectus. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. If you wish to purchase a Contract for which this electronic transfer service is available, you can contact us by telephone at (800) 752-7216 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted.  We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Accumulation Account value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Accumulation Account value among Sub-Accounts (see “Transfers” above), exceed the maximum fee per transfer presented in the “EXPENSE SUMMARY” in this Prospectus.

Short-term trading activities whether by the Owner or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Accumulation Account values on behalf of multiple Owners at one time.

Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Owner be equal to 100% of that Owner’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Owner changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Owner or Annuitant;

•	when necessary in our view to avoid hardship to an Owner;

•	when Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Shareholder Trading Policies. In addition to the restrictions that we impose (as described under “Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

CASH WITHDRAWALS

At any time during the Accumulation Period you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charges.”) Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax if taken prior to age 59½. See “U.S. Federal Income Tax Considerations.” In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

Your withdrawal request will be priced at the end of the Valuation Period during which we receive it. If you request a withdrawal of more than $5,000 we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal you may specify the amount you want withdrawn from the Fixed Account and/or each Sub-Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata based on your allocations at the end of the Valuation Period during which we receive your request.

If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. Note that a full withdrawal results in the surrender of, and the cancellation of all rights and privileges under, your Contract.

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or
•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal. Note that the amount of your withdrawal may be reduced by the amount of any outstanding loan balance and accrued interest thereon. (See “Loans from Fixed Account (Qualified Contracts Only)” in Appendix A.)

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for following periods:

•	when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

•
when it is not reasonably practical to dispose of securities held by the Sub-Accounts or to determine the value of the net assets of the Sub-Accounts, because an emergency exists as defined by the SEC; or

•	when an SEC order permits us to defer payment for the protection of security holders.

Section 403(b) Annuities

The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for the Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 (“Pre-1989 Account Value”) may be made only when you attain age 59½, separate from service with your employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions (“Restricted Account Value”).

Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, you must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract. (See “Tax Sheltered Annuities” under “TAX CONSIDERATIONS.”) Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers such plan for information as to such investment alternatives.

For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities) and on how we administer 403(b) annuity policies, see “Tax Sheltered Annuities” under “TAX CONSIDERATIONS.”

Texas Optional Retirement Program

Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant’s retirement account. If a participant does not commence the second year of participation in the plan as a “faculty member” as defined in Title 110B of the State of Texas Statutes, we will return the State’s contribution. If a participant does begin a second year of participation, the employer’s first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer’s subsequent contributions.

The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant’s death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

DEATH BENEFIT

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit except as may be provided under annuity option B, D, or E if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or in a single lump sum payment of their discounted value).

You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you, or if you are the Annuitant, to your estate. If your designated Beneficiary dies after the date of death of the Annuitant and before an election is made to receive the death benefit in either a cash payment or under one of our annuity options, the estate of the Beneficiary shall be entitled to receive the death benefit in a single lump sum.

During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under “Annuity Provisions” in this Prospectus, for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see “Death of Owner”).

Payment of Death Benefit

If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under “Cash Withdrawals.” If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary, as applicable. If you elect to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the date we receive Due Proof of Death of the Annuitant and the Beneficiary, if any. If your Beneficiary elects to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain your Accumulation Account in effect until the Annuity Commencement Date. Unless otherwise restricted by the terms of your retirement plan or applicable law, you or your Beneficiary, as the case may be, may elect an Annuity Commencement Date later than that specified above, provided that the later date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of you or your Beneficiary, as applicable. (See “Annuity Commencement Date.”)

Amount of Death Benefit

The death benefit is equal to the greatest of:

1.	the value of your Accumulation Account;
2.	the total Purchase Payments made under the Contract reduced by all withdrawals; and
3.
the value of your Accumulation Account on the Seven Year Anniversary, immediately preceding the death of the Annuitant, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after such Seven Year Anniversary.

To determine the amount of the death benefit under (1) above we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

Note that the amount of your death benefit may be reduced by the amount of any outstanding loan balance and accrued interest thereon. (See “Loans from Fixed Account (Qualified Contracts Only)” in Appendix A.)

CONTRACT CHARGES

We will assess contract charges under the Contracts as follows:

Contract Maintenance Charge

We deduct an annual contract maintenance charge of $30 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Variable Account in which you have Accumulation Units at the time of the deduction.

On the Annuity Commencement Date we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer’s retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

Mortality and Expense Risk Charge and Distribution Expense Risk Charge

We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

For assuming these risks, we make a deduction from each Sub-Accounts with respect to the Contracts at the end of each Valuation Period both during the Accumulation Period and after annuity payments begin at an effective annual rate of 1.25%.

We may change the rate of this deduction annually but it will not exceed 1.25% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges and distribution expense risk charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

We assume the risk that withdrawal charges we assess under the Contracts may be insufficient to compensate us for the costs of distributing the Contracts. For assuming this risk, we make a deduction from the Sub-Accounts with respect to the Contracts at the end of each Valuation Period for the first seven Contract Years (during both the Accumulation Phase and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Sub-Accounts attributable to the Contracts. We do not make a deduction for this charge after the seventh Contract Anniversary. If the distribution expense risk charge is insufficient to cover the actual risk assumed, we will bear the loss; however, if the charge is more than sufficient, any excess will be profit to us and would be available for any proper corporate purpose. In no event will the distribution expense risk charge and any withdrawal charges assessed under a Contract exceed 9% of the Purchase Payments.

Withdrawal Charges

We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Sub-Accounts or between the Sub-Accounts and the Fixed Account.

We do not impose the withdrawal charge with respect to a Contract established for the personal account of an employee of the Company or of any of its affiliates, or of a licensed insurance agent engaged in distributing the Contracts.

All other full or partial withdrawals are subject to a withdrawal charge which will be applied as follows:

(1) Old Payments, New Payments and accumulated value: In a given Contract Year, “New Payments” are Payments you have made in that Contract Year or in the six previous Contract Years; “Old Payments” are all Purchase Payments made before the previous six Contract years; and the remainder of your Accumulation Account value—that is, the value of your Accumulation Account minus the total of Old and New Payments—is called the “accumulated value.”

(2) Order of withdrawal: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

(3) Free withdrawal amount: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these new Payments have been previously withdrawn.

(4) Amount subject to withdrawal charge: We will impose the withdrawal charge on the excess, if any, of (a) Old and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

The withdrawal charge percentage varies according to the number of Contract Years the Purchase Payment has been in your Accumulation Account, including the year in which you made the Payment, but not the year you withdraw it. The applicable percentages are as follows:

Number of Contract Years	Withdrawal Charge Percentage
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Aggregate withdrawal charges (including any distribution expense risk charge described above) assessed against a Contract will never exceed 9% of the total amount of Purchase Payments made under the Contract. (See Appendix B for examples of withdrawals and withdrawal charges.)

Premium Taxes

We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct the amount of any applicable tax from your Contract at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal.

ANNUITY PROVISIONS

Annuity Commencement Date

We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month that falls after the first thirty days following issuance of the Contract and before the first month following the Annuitant’s 95th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. For example, in most situations, current law requires that under a Qualified Contract certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option as described under “Death Benefit.” Please refer to the terms of your plan for additional restrictions. In addition, if you borrowed money from your Contract’s Fixed Accumulation Value, then, on your Annuity Commencement Date, the amount of your annuity will be reduced by the amount of any outstanding loan balance plus accrued interest thereon. (See “Loans from Fixed Account (Qualified Contracts Only)” in Appendix A.)

On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge. (See “Contract Maintenance Charge.”) No cash withdrawals will be permitted after the Annuity Commencement Date except as may be available under Annuity Option B, D, or E if elected.

(Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value. The discount rate for a Variable Annuity will be the assumed interest rate in effect. (See “Annuity Payment Rates.”) The discount rate for a Fixed Annuity will be based on the interest rate used to determine the amount of each payment.)

Annuity Options

During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary as provided under “Death Benefit.”

You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected. If you have properly named a Co-Annuitant, but have not selected the sole Annuitant at least 30 days before the Annuity Commencement Date, the person you have named as the Co-Annuitant will become the sole Annuitant.

Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Sub-Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of your Accumulation Account on the Annuity Commencement Date.

Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity. Under Option A and Option C it is possible that a Contract Owner will only receive one payment.

Annuity Option A. Life Annuity: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

Annuity Option B. Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

Annuity Option C. Joint and Survivor Annuity: We make monthly payments during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

*Annuity Option D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected.

*Annuity Option E. Fixed Payments: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

* The election of this Annuity Option may result in the imposition of a penalty tax.

Determination of Annuity Payments

We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Sub-Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant depending on the net investment return of the Sub-Accounts.

The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

Transfer of Variable Annuity Units

After the Annuity Commencement Date, the Payee may transfer Variable Annuity Units from one Sub-Account to another, up to a maximum of twelve such transfers each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the transfer would be unaffected by the fact of the transfer.

Annuity Payment Rates

The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

If net investment return of the Sub-Accounts were exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

As a general rule within a particular Annuity Option, annuity payments of a shorter duration result in a higher payment amount than an annuity payment paid over a longer duration. Similarly, annuity payments made on a more frequent basis will result in a smaller payment amount than annuity payments made on a less frequent basis.

OTHER CONTRACT PROVISIONS

Owner

As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax. (See “U.S. Federal Income Tax Considerations.”) Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

Death of Owner

If you are the Owner of a Non-Qualified Contract and you die before the Annuity Commencement Date, the entire value of your Accumulation Account must be distributed either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the “designated beneficiary” as defined below, with annuity payments beginning within one year after the date of your death. The person named as “successor Owner” shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

These mandatory distribution requirements will not apply when the Beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner (unless your spouse is your Beneficiary and elects to continue the Contract) the Death Benefit provision of the Contract controls, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements.

If you are both the Owner and Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code.

Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting Rights

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Periodic Reports

During the Accumulation Phase, we may send the Owner, or such other person having voting rights, at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to the Contract’s Variable Accumulation Account and the Fixed Account, which statement shall be accurate as of a date not more than two months previous to the date of mailing. These periodic statements contain important information concerning Accumulation Account transactions with respect to a Contract. It is the obligation of the Owner to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from the Owner within such time period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in the Contract’s Accumulation Account and Fixed Account as may be required by applicable laws, rules and regulations. Upon request, we will provide the Owner with information regarding fixed and variable Accumulation Unit values.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

Modification

Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification is consistent with federal securities laws and regulations and (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Account or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may supplement this prospectus to reflect such modification.

Change in Operation of Variable Account

At the Company’s election and subject to any necessary vote by persons having the right to vote, the Variable Account may be operated as  a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this prospectus to reflect the change and take such action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Accumulation Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Accumulation Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Accumulation Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a nontaxable return of Purchase Payments unless you have first withdrawn the entire amount of the Accumulation Account Value that is attributable to investment earnings. For purposes of determining whether you have withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Accumulation Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of an Annuitant are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Owner’s or Annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Owner’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account Value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;
•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
•	costs related to the purchase of your principal residence (not including mortgage payments);
•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion.  Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution, or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Required Minimum Distribution Requirements

If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Accumulation Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. You should consult with a qualified tax professional as to the meaning of “cash value.”

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. Because of the Federal Defense of Marriage Act, all such Contract continuation rights are available only to a person who is defined as a “spouse” under such Act and that definition does not include a same-sex spouse. Thus, under current Federal law, if you are in a same-sex marriage, your spouse would not be able to exercise any of the Contract’s spousal continuation rights. You should consult a qualified tax professional for advice before purchasing a Contract and/or joint-life coverage under an optional living benefit.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning advisor for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

American Taxpayer Relief Act of 2012

The American Taxpayer Relief Act of 2012 (ATRA) permanently extended the laws governing estate taxes, gift taxes and generation skipping transfer taxes that were put in place by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (TRA 2010), with one notable exception – the top estate tax, gift tax and generation skipping tax rate increases from 35% to 40%.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.”

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S. source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts”, and “Withholding”. You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliates, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Variable Account.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 5.00% of Purchase Payments, and 0.20% annually of the Contract’s Accumulation Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Accumulation Account value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer.

These payments may provide your Selling Agent with additional incentives to promote the Contracts or otherwise cooperate with the Company’s promotional efforts.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract. During 2010, 2011, and 2012, approximately $22,805, $10,024, and $7,823, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts described in this prospectus.

OWNER INQUIRIES

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our mailing address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 752-7216. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our mailing address or at (800) 752-7216. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our mailing address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Annuity Service Mailing Address or by telephone at (800) 752-7216.

STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS

General Information	2
The Company	2
Tax Deferred Accumulation	2
Example of Net Investment Factor Calculation	2
Example of Variable Accumulation Unit Value Calculation	3
Annuity Provisions	3
Determination of Annuity Payments	3
Annuity Unit Value	3
Example of Variable Annuity Unit Value Calculation	4
Example of Variable Annuity Payment Calculation	4
Other Contractual Provisions	4
Owner and Change of Ownership	4
Designation and Change of Beneficiary	5
Administration of the Contracts	5
Distribution of the Contracts	5
Experts	6
Financial Statements	6

APPENDIX A -
THE FIXED ACCOUNT

That portion of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure in this Appendix A has not been reviewed by the staff of the Securities and Exchange Commission. However, the following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

The Fixed Account

The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account in accordance with the terms of such contracts.

Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this “mortality risk” by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest in excess of 4% to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company’s investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge. (See “Withdrawal Charges” in the Prospectus.)

If, on any Contract Anniversary, the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then, during the 45 day period after the Contract Anniversary, the Owner may elect to receive the value of the Contract’s Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See “U.S. Federal Income Tax Considerations.”)

The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by The Company.

Fixed Accumulation Value

(1) Crediting Fixed Accumulation Units

Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the Net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) Fixed Accumulation Unit Value

The Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued, and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

At the first Contract Anniversary, the Fixed Accumulation Units credited to a Contract’s Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

The Company will credit interest to the Contract’s Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) Fixed Accumulation Value

The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

Loans From the Fixed Account (Qualified Contracts Only)

Loans will be permitted from the Contract’s Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company’s maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company’s general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

Fixed Annuity Payments

The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

APPENDIX B -
WITHDRAWALS AND WITHDRAWAL CHARGES

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

1	2	3	4	5	6
1	$ 1,000	$1,000	$ 0	0%	$ 0
2	$ 1,200	$1,200	$ 0	0%	$ 0
3	$ 1,400	$1,280	$ 120	3%	$ 3.60
4	$ 1,600	$ 0	$ 1,600	4%	$ 64.00
5	$ 1,800	$ 0	$ 1,800	4%	$ 72.00
6	$ 2,000	$ 0	$ 2,000	5%	$100.00
7	$ 2,000	$ 0	$ 2,000	5%	$100.00
8	$ 2,000	$ 0	$ 2,000	6%	$120.00
9	$ 2,000	$ 0	$ 2,000	6%	$120.00
	$15,000	$3,480	$11,520		$579.60

Where:

Column 1 represents the Contract Year in which the Purchase Payment was made.

Column 2 represents the amounts of the Purchase Payments (“Payments”). Each Payment was made on the first day of each Contract Year.

Column 3 represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

(a)	Payments 1 and 2 ($1,000 and $1,200, respectively) have been credited to the Contract for more than seven years.

(b)
Payment 3 ($1,280) represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4 represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5 represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6 represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8
= Payment 8 Column 4 x Payment 8 Column 5
= $2,000 x 6%
= $120

For a full surrender, the total of Column 6 ($579.60) represents the total amount of withdrawal charges imposed on Payments in this example.

For a partial withdrawal, the sum of amounts in Column 6, for as many Payments as are liquidated, reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, the sum of payments 1, 2, 3, 4, and 5 is $7,000. If the full $7,000 were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $139.60.

April 29, 2013

COMPASS 3

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the SEC in a SAI dated April 29, 2013 which is incorporated herein by reference. The SAI is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7216.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for Compass 3—Sun Life of Canada (U.S.) Variable Account L.

Name
Address

City	State	Zip
Telephone

PART B

April 29, 2013

COMPASS 3

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

General Information	2
The Company	2
Tax Deferred Accumulation	2
Example of Net Investment Factor Calculation	2
Example of Variable Accumulation Unit Value Calculation	3
Annuity Provisions	3
Determination of Annuity Payments	3
Annuity Unit Value	3
Example of Variable Annuity Unit Value Calculation	4
Example of Variable Annuity Payment Calculation	4
Other Contractual Provisions	4
Owner and Change of Ownership	4
Designation and Change of Beneficiary	5
Administration of the Contracts	5
Distribution of the Contracts	5
Experts	6
Financial Statements	6

This Statement of Additional Information (the “SAI”) sets forth information which may be of interest to prospective purchasers of Compass 3 Combination Fixed/Variable Annuity Contract for personal and qualified retirement plans (the “Contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company”) in connection Sun Life of Canada (U.S.) Variable Account L (the “Variable Account”). This SAI should be read in conjunction with the Compass 2 Prospectus, dated April 29, 2013 (the “Prospectus”), a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7216.

The terms used in this SAI have the same meanings as those used in the Prospectus.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

GENERAL INFORMATION

The Company

Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

Sun Life Financial has announced the execution of a definitive agreement to sell its United States domestic annuity business and certain of its United States life insurance businesses to Delaware Life Holdings, LLC (the “Purchaser”) (the “Proposed Transaction”). The Purchaser is a limited liability company organized under the laws of the State of Delaware. The Proposed Transaction will include the transfer of all of the issued and outstanding shares of the Company to the Purchaser. The closing date for the Proposed Transaction is expected to be as soon as May 31, 2013, subject to receipt of all required regulatory approvals as well as satisfaction of other closing conditions. Although completion of the Proposed Transaction will result in a change in control of the Company, the terms and conditions of your Contract with Sun Life (U.S.) will not change and you will not need to take any action.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

Example of Net Investment Factor Calculation:

We determine the net investment factor using the following formula:

Investment Factor	=	[(a) + (b)] – [(c) + (d)]
(a)

where:
(a)	is the value of the Sub-Account’s net assets attributable to the Contracts at the end of the preceding Valuation Period;
(b)	is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Sub-Account during the Valuation Period;
(c)
is the capital losses, realized or unrealized, charged against such assets of the Sub-Account in the Valuation Period plus, with respect to such assets, any amount charged against the Sub-Account or set aside as a reserve to maintain or operate the Sub-Account for the Valuation Period; and

(d)
is the expenses of the Sub-Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge and the other expenses of the Sub-Account, subject to any applicable expense limitation.

Assume the following facts about a particular Variable Account at the end of the preceding Valuation Period:

(a)	the net assets attributable to the Contracts equal $111,234,567.89;
(b)	the investment income and capital gains credited to such assets equal $434,782.61;
(c)	the capital losses charged against such assets equal $63,778.99; and
(d)	the expenses equal $10,634.77.

The net investment factor is, therefore, determined as follows:

(111,234,567.89 + 434,782.61) – (63,778.99 + 10,634.77)	=	1.00323972
111,234,567.89

Example of Variable Accumulation Unit Value Calculations:

We calculate the Variable Accumulation Unit value for any Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323972 as shown in the calculation above. The value for the current Valuation Period would, therefore, be determined as follows:

(14.5645672 x 1.00323972) = 14.6117523

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period.
B	equals the Net Investment Factor for the current Valuation Period.
C	equals a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99989255 for a one day Valuation Period.)

Example of Variable Annuity Unit Value Calculations

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323972 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323972) x 0.99989255	=	12.3843446

Example of Variable Annuity Payment Calculations

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the current Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account of a Contract is credited with 8,765.4321 Variable Accumulation Units;
•
at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and
•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789. Once established, the number of Annuity Units will not change

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the current annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3724831	=	$867.45

OTHER CONTRACTUAL PROVISIONS

Owner and Change of Ownership

The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see “Federal Tax Status—Taxation of Annuities in General”). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

Designation and Change of Beneficiary

The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

ADMINISTRATION OF THE CONTRACTS

The Company performs certain administrative functions relating to the contracts participating in the Variable Accounts and the Funds. These functions include, among other things, maintaining the books and records of the Variable Accounts and maintaining records of the name, address, taxpayer identification number, contract number, type of contract issued to each owner, the status of the accumulation account under each contract and other pertinent information necessary to the administration and operation of the contracts.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Variable Accounts.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% for Compass 2 and 5.00% for Compass 3 of Purchase Payments, and 0.20% annually of the Contract’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments of reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you. Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2010, 2011, and 2012, were approximately $37,000, $17,709, and $13,603, respectively.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

EXPERTS

The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”) as of December 31, 2012 and December 31, 2011 and for each of the three years in the period ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and an other matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

The financial statements of Sun Life of Canada (U.S.) Variable Account L, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

INDEPENDENT AUDITORS' REPORT
To the Board of Directors of
Sun Life Assurance Company of Canada (U.S.)
1 Sun Life Executive Park
Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 of the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Assurance Company of Canada (U.S) using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS
AS OF DECEMBER 31, 2012 AND 2011 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

ADMITTED ASSETS	2012	2011	LIABILITIES, CAPITAL STOCK AND SURPLUS	2012	2011
GENERAL ACCOUNT ASSETS:			GENERAL ACCOUNT LIABILITIES:
Debt securities	$7,308,199	$7,455,226	Aggregate reserve for life contracts	$6,750,774	$7,300,954
Preferred stocks	23,000	23,330	Liability for deposit type contracts	1,128,331	1,159,839
Common stocks	414,206	372,408	Contract claims	19,805	20,040
Mortgage loans on real estate	814,612	967,480	Other amounts payable on reinsurance	789	10,322
Properties occupied by the Company	-	57,588	Interest maintenance reserve	64,711	36,660
Properties held for the production of income	100,798	127,027	Commissions to agents due or accrued	7,949	8,223
Properties held for sale	93,033	-	General expenses due or accrued	20,733	20,812
Cash, cash equivalents and short-term investments	341,431	747,160	Transfers from Separate Accounts due or accrued	(861,565)	(953,501)
Contract loans	564,071	582,575	Taxes, licenses and fees due or accrued	11,545	15,438
Derivatives	312,424	415,679	Unearned investment income	114	39
Other invested assets	121,773	121,291	Amounts withheld or retained by the Company	722	248
Receivable for securities	3,382	3,844	Remittances and items not allocated	1,581	6,683
Investment income due and accrued	100,290	114,019	Borrowed money and accrued interest thereon	100,002	118,005
Amounts recoverable from reinsurers	34,077	10,178	Asset valuation reserve	47,141	188,181
Current federal and foreign income tax recoverable	36,749	6,076	Payable for securities	1,030	-
Net deferred tax asset	161,198	215,031	Reinsurance in unauthorized companies	14	8
Receivables from parent, subsidiaries and affiliates	70,954	54,033	Funds held under coinsurance	1,659,347	1,740,875
Other assets	12,588	5,832	Derivatives	182,053	132,639
			Other liabilities	142,310	158,443
Total general account assets	10,512,785	11,278,777	Total general account liabilities	9,277,386	9,963,908
SEPARATE ACCOUNT ASSETS	31,948,727	31,623,647	SEPARATE ACCOUNT LIABLITIES	31,948,272	31,623,245
			Total liabilities	41,225,658	41,587,153

			CAPITAL STOCK AND SURPLUS:
			Common capital stock, $1,000 par value - 10,000 shares
			authorized; 6,437 shares issued and outstanding	6,437	6,437
			Surplus notes	565,000	565,000
			Special surplus funds	-	71,677
			Gross paid in and contributed surplus	2,588,377	2,588,377
			Unassigned funds	(1,923,960)	(1,916,220)
			Total surplus	1,229,417	1,308,834
			Total capital stock and surplus	1,235,854	1,315,271

			TOTAL LIABILITIES, CAPITAL STOCK AND
TOTAL ADMITTED ASSETS	$42,461,512	$42,902,424	SURPLUS	$42,461,512	$42,902,424

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010 (IN THOUSANDS)

	2012	2011	2010
INCOME:
Premiums and annuity considerations	$415,915	$3,230,219	$3,466,690
Considerations for supplementary contracts with life contingencies	18,123	11,474	14,627
Net investment income	613	605,357	319,475
Amortization of interest maintenance reserve	13,396	15,205	18,734
Commissions and expense allowances on reinsurance ceded	(557)	1,789	8,016
Reserve adjustments on reinsurance ceded	170	3,115	(14,400)
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	539,845	524,948	495,388
Other income	134,495	129,179	118,810

Total Income	1,122,000	4,521,286	4,427,340

BENEFITS AND EXPENSES:
Death benefits	35,535	29,376	26,859
Annuity benefits	756,487	765,760	415,009
Surrender benefits and withdrawals for life contracts	2,781,813	2,713,462	2,825,593
Interest and adjustments on contracts or deposit-type contract funds	(5,342)	2,747	50,383
Payments on supplementary contracts with life contingencies	11,929	12,561	22,829
(Decrease) increase in aggregate reserves for life and accident and
health policies and contracts	(550,180)	380,852	(629,999)

Total Benefits	3,030,242	3,904,758	2,710,674

Commissions on premiums and annuity considerations (direct
business only)	109,722	272,446	273,819
Commissions and expense allowances on reinsurance assumed	131	132	122
General insurance expenses	152,556	207,334	198,137
Insurance taxes, licenses and fees, excluding federal income taxes	10,032	16,522	9,971
Net transfers (from) to Separate Accounts	(2,215,192)	463,339	1,064,578
Aggregate write-ins for deductions	76,306	80,010	97,772

Total Benefits and Expenses	1,163,797	4,944,541	4,355,073

Net (loss) gain from operations before federal income taxes and
net realized capital losses	(41,797)	(423,255)	72,267

Federal income tax benefit, excluding tax on
capital losses	(84,977)	(37,926)	(25,108)

Net gain (loss) from operations after federal income taxes and
before net realized capital losses	43,180	(385,329)	97,375

Net realized capital losses less capital gains tax and
transfers to the interest maintenance reserve	(443,936)	(131,722)	(233,177)

NET LOSS	$(400,756)	$(517,051)	$(135,802)

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010 (IN THOUSANDS)

	2012	2011	2010

CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,315,271	$1,879,856	$1,749,839

Net loss	(400,756)	(517,051)	(135,802)

Change in net unrealized capital gains (losses), net of deferred income tax	158,563	230,011	191,534

Change in net unrealized foreign exchange capital (loss) gain	3,872	(5,354)	6,017

Change in net deferred income tax	(287,767)	169,379	52,182

Change in non-admitted assets	355,645	(40,194)	39,519

Change in liability for reinsurance in unauthorized companies	(7)	(8)	286

Change in asset valuation reserve	141,040	(106,042)	(48,955)

Changes in Separate Account surplus	54	(13)	62

Cumulative effect of changes in accounting principles (Note 1)	21,800	-	-

Dividends to stockholders	-	(300,000)	-

Stock option excess tax benefit	(184)	982	569

Surplus change from SSAP 10R	(71,677)	3,705	13,294

Aggregate write-ins for gains and (losses) in surplus (Note 1)	-	-	11,311

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,235,854	$1,315,271	$1,879,856

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010 (IN THOUSANDS)

	2012	2011	2010

CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$428,308	$3,261,075	$3,517,842
Net investment income	492,927	508,625	570,144
Miscellaneous income	707,003	671,323	697,430
Total receipts	1,628,238	4,441,023	4,785,416

Benefits and loss related payments	3,768,957	3,632,429	3,473,268
Net transfers (from) to Separate Accounts	(2,307,128)	528,821	1,213,069
Commissions, expenses paid and aggregate write-ins for deductions	277,329	497,711	541,253
Federal and foreign income taxes received	(56,336)	(30,269)	(80,273)
Total payments	1,682,822	4,628,692	5,147,317
Net cash from operations	(54,584)	(187,669)	(361,901)

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received	2,404,110	3,278,741	3,074,116
Cost of investments acquired	(2,642,421)	(1,865,311)	(3,177,296)
Net increase in contract loans and premium notes	18,509	6,378	5,356
Net cash from investments	(219,802)	1,419,808	(97,824)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	-	-	400,000
Borrowed funds	(18,003)	(99,998)	(100,002)
Net deposits on deposit-type contracts and other liabilities	(64,737)	(1,298,514)	(962,633)
Dividends to stockholders	-	(300,000)	-
Other cash (used) provided	(48,603)	6,567	57,550
Net cash from financing and miscellaneous sources	(131,343)	(1,691,945)	(605,085)

Net increase in cash, cash equivalents, and short-term investments	(405,729)	(459,806)	(1,064,810)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	747,160	1,206,966	2,271,776

End of year	$341,431	$747,160	$1,206,966

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

During the years ended December 31, 2012, 2011 and 2010, the Company recorded the following non-cash activity: exchanges of debt securities of  $19.0 million, $49.0 million and $68.9 million, respectively, and transfers of mortgages to other invested assets of $41.1 million, $23.4 million and $30.5 million, respectively. During the years ended December 31, 2011 and 2010, the Company recorded the following non-cash activity: transfers of bonds to preferred stock of $16.0 million and $13.4 million, respectively, and transfers of other invested assets to real estate of $28.9 million and $2.0 million, respectively.  During the year ended December 31, 2010, the Company also transferred $7.1 million of bonds to other invested assets.

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial, Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York. The business of the Company and its subsidiaries includes a variety of wealth accumulation products, protection products and institutional investment contracts.  These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, group disability, group dental and group stop loss insurance and funding agreements.

In the normal course of business, the Company and its subsidiaries reinsure portions of their life insurance, annuity, group life insurance, group disability income and group stop loss exposure with both affiliated and unaffiliated companies using traditional indemnity reinsurance agreements.

On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, including all of the issued and outstanding shares of stock of the Company (the “Sale Transaction”).  The Sale Transaction is expected to close by the end of the second quarter of 2013, subject to regulatory approvals and customary closing conditions.  In connection with the Sale Transaction, the Company is seeking regulatory approval for certain affiliated transactions, including those described in Notes 2, 3, 5, 9 and 15.

During the first quarter of 2012, the Company and its wholly-owned subsidiary, SLNY, received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds. (Refer to Note 12 for additional information concerning the MVA Contracts.) The Company and SLNY filed amendments to the associated registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold. The SEC declared the associated amended registration statements effective on March 22, 2012. As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company subsequently filed Forms 15 on March 23, 2012 to provide notice of suspension of its duty to file reports under Section 15(d) of the Securities Exchange Act of 1934. No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged. The contract amendments described above did not have a material impact on the Company’s financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

On December 12, 2011, SLF announced the completion of a major strategic review of its businesses. As a result of this strategic review, SLF announced that it would close its domestic U.S. variable annuity and individual life products to new sales effective December 30, 2011.

Existing legal, business and contractual requirements called for the Company to, among other things, continue accepting limited applications for (1) certain private placement variable annuities until mid-2012, and (2) new employees of corporate-owned life insurance (“COLI”) customers. Subject to these and other existing obligations, the Company ceased writing all other COLI new business effective January 31, 2012 and all other individual life and annuities new business effective December 31, 2011. The Company, through its subsidiary, SLNY, continues to offer group life, group disability, group dental and group stop loss insurance.

The decision to stop selling variable annuity and individual life products did not impact existing customers and their policies.  The Company continues to provide service to its policyholders, while focusing on the profitability, capital efficiency and risk management of its in-force business.  The Company will continue to earn revenue and to provide policyholder benefits on its in-force business.

Of the one-time restructuring costs on a pre-tax basis associated with the discontinuation of these product lines, $11.7 million was allocated to the Company. The restructuring costs related primarily to employee severance and other employee benefits, which were paid in the form of cash expenditures.

BASIS OF PRESENTATION

The accompanying statutory-basis financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”).  The Department recognizes only statutory accounting principles prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Delaware Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of Delaware.  As of December 31, 2009 and until withdrawn, the Company has received a permitted practice from the Insurance Commissioner of the State of Delaware related to Statement of Statutory Accounting Principles (“SSAP”) No. 97 Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP No. 97”), specifically paragraph 8.b.i to record the unaudited statutory equity of a subsidiary, Independence Life and Annuity Company (“ILAC”), as an admitted asset.  ILAC is not required to prepare audited financial statements under regulations adopted in its state of domicile, Delaware.  Note, effective December 10, 2012, after receiving regulatory approval, ILAC redomesticated from the State of Rhode Island to the State of Delaware. The Company would not have triggered a regulatory event if the permitted practice had not been used.  Effective Q1 2013, ILAC was distributed to the Parent.  Refer to Note 19 for additional information.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware is shown below.  There is no difference in the Company’s net loss between NAIC SSAP and practices prescribed and permitted by the State of Delaware.

(In Thousands)	State of Domicile	2012	2011	2010

SURPLUS

Company state basis	Delaware	$1,235,854	$1,315,271	$1,879,856

State Permitted Practice that increase/(decrease) NAIC SAP: unaudited subsidiary	Delaware	64,186	61,818	58,579

NAIC SAP		$1,171,668	$1,253,453	$1,821,277

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).  The more significant differences that affect the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated.  Investments in domestic life insurance subsidiaries, as defined by SSAP No. 97 are carried at their net statutory-basis equity value.  The changes in value are recorded directly to surplus.  Non-public, non-insurance subsidiaries and controlled partnerships are carried at GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 15.  An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP.  Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP.  Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP.  There are certain limitations on net deferred tax assets under statutory accounting principles. The MVA annuity products are classified within the General Account under GAAP, but are classified within the Separate Account under statutory accounting principles.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value.  Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income.  Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

RECONCILIATION OF STATUTORY FINANCIAL STATEMENTS, AS FILED, AND AUDITED
STATUTORY BASIS FINANCIAL STATEMENTS

Each year the Company files its annual statutory financial statements on March 1.  Subsequent to this filing, the annual independent audit of the statutory financial statements is performed.  Presented below is a reconciliation of amounts reported in the annual statement and those amounts reported in the audited statutory-basis financial statements for the year ended December 31, 2012. Total admitted assets and liabilities were reduced by $64.9 million due to a separate account balance sheet reclass.  There was no change to surplus, net income or cash flows.

(In Thousands)
	As reported in the Annual Statement	Adjustment	As reported herein

Total Admitted Assets	$42,526,371	$(64,859)	$42,461,512
Total Liabilities	(41,290,517)	64,859	(41,225,658)
Total Capital & Surplus	$1,235,854	$-	$1,235,854

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities.  It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and contracts, liability for deposit-type contracts, deferred income taxes, provision for income taxes and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERRORS

Adjustments were recorded during 2011 to correct the Company’s prior year contract loan balances which were overstated due to inaccurate interest rates on certain loan balances related to single premium whole life (“SPWL”) policies. The adjustments were as follows: a decrease to Contract loans of $107.2 million, an

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

increase to Amounts recoverable from reinsurers of $3.0 million, an increase to Other liabilities of $2.3 million, and a decrease to Funds held under coinsurance of $106.5 million. These adjustments did not have an impact on surplus or net income for the current period or prior period, due to the 100% funds-withheld reinsurance agreement with the United States Branch of the Company’s affiliate, Sun Life Assurance Company of Canada “(SLOC)”

During 2010, the Company discovered the following error related to the prior period: Commissions to agents due or accrued and Commissions on premiums and annuity considerations were overstated by $17.4 million.  This error has been adjusted and recorded, net of tax, in “Aggregate write-ins for gains and losses in surplus” for the year ended December 31, 2010 in the amount of $11.3 million.

RECLASSIFICATIONS

During 2011, the Company changed its classification for certain perpetual debt instruments from bonds to preferred stock.  The classification change was made for assets where distributions and/or redemptions were at the sole discretion of the issuer.  The statement values of these assets were $16.0 million at December 31, 2011 and $13.4 million at December 31, 2010.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-based financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       (CONTINUED)

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are carried at amortized cost using the scientific method, except for those securities where the NAIC rating has fallen to 6 and the fair value has fallen below amortized cost, in which case they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology to be used for December 31, 2010 and thereafter.  The ratings for these RMBS and CMBS securities were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendors corresponding to each NAIC designation.  Comparisons were initially made to the model based on amortized cost.  Where the resulting rating was a NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.  The net impact to surplus and unrealized gain/loss within surplus for the CMBS securities when placed under regulatory review at December 31, 2010 was a loss of $38.1 million.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations.  The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable.  For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition.  If the collection of all contractual cash flows is not probable, an OTTI may be indicated.  The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Preferred Stocks and Common Stocks

Preferred stocks with an NAIC designation of 1 through 3 are carried at amortized cost.  Those with NAIC designations of 4 through 6 are carried at the lower of amortized cost or fair value.  Common stocks are carried at fair value except investments in subsidiaries.  The latter are carried based on the underlying statutory equity of the subsidiary.  The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97 with the exception of the permitted practice granted by the Commissioner discussed previously. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48 Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”).  Audited financial statements are received on an annual basis.  OTTI on stocks is evaluated under the methodology described in Note 3.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method.  Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus.  Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income.  However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

Real Estate includes properties held for investment and properties held for sale. Real estate held for investment is stated at depreciated cost using the straight-line method net of encumbrances.  Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and disposition costs.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus.  The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management policy, the Company uses interest rate swaps, over the counter (“OTC”) and listed options, exchange traded futures, currency forwards, currency swaps and swaptions.  Interest rate swaps are used to adjust asset duration and to better match interest rates earned on long-term fixed rate assets with interest credited to policyholders.  Interest rate swaps, purchased prior to January 1, 2003, are financial instruments with off-balance sheet risk.  Swaps purchased on January 1, 2003 and after are stated at fair value and changes in fair value are recorded through unrealized gains/losses within surplus.  Since October 1, 2008, the Company also utilizes interest rate swaps to hedge interest rate risk arising from the variability of cash flows due to certain variable rate funding agreements. These swaps are designated as cash flow hedges. Interest rate swaps that qualify for hedge accounting treatment are recognized in a manner consistent with the hedged item, at amortized cost.  At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus is fixed with subsequent amortization into income through the related policy’s maturity date. In the event a swap is not proven highly effective it is stated at fair value and then changes in fair value are recorded through unrealized gains/losses within surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

The Company utilizes OTC put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities.  These options are stated at fair value.  Changes in fair value for options purchased prior to January 1, 2003 are recorded in net investment income. Changes in fair value for options purchased on January 1, 2003 and after are recorded in unrealized gains/losses within surplus.  The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed indexed annuity contracts.  The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index.

The Company uses currency swaps to hedge against the risk of fluctuations in foreign currency exchange rates.  Currency swaps are marked to market.  Changes in fair value are recorded as unrealized gains/losses  within surplus.  Swaptions are utilized by the Company to hedge exposure to interest rate risk.  At the trade settlement date of a swaption, a premium is paid to the counterparty and recorded as an asset.  At expiration, swaptions either cash settle for value, settle into an interest rate swap or expire worthless. Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses (surplus).  Credit valuation adjustments (“CVAs”) are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap (“CDS”) spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. Where no observable CDS spreads are available, the counterparty’s or the Company’s credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information. The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset. CVAs are not recorded for interest rate swaps used as cash flow hedges when proven highly effective.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amounts reported are based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.

The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  Refer to Note 15 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life premiums are recognized as income over the premium paying period of the related policies.  Annuity considerations are recognized as revenue when received.  Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits (the “variable separate accounts”). Contracts for which funds are invested in the variable separate accounts include individual and group life and annuity contracts.

The Company has also established non-unitized separate accounts for certain MVA fixed annuities including those for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets of the non-unitized separate account are not legally insulated from the Company’s general account and can be used to satisfy general account liabilities.  See Note 12 for additional information.

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable separate accounts are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the variable separate accounts are carried at fair value. The investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable separate accounts.

The activity of the separate accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       (CONTINUED)

•      The activity related to the guaranteed minimum death benefit (“GMDB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s financial statements.

•      Premiums and withdrawals with offsetting transfers to/from the separate accounts are reflected in the Statement of Operations.

•      Transfers from the separate accounts due and accrued, which include accrued expense allowances receivable from the variable separate accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•      The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable separate accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2012, the NAIC adopted SSAP No. 101. Under SSAP No. 101, deferred tax assets are admitted based on a realization threshold limitation table. The Company recorded the following changes in surplus as a result of the adoption:

(In Thousands)

Reclassification of SSAP No. 10R
write-in within surplus	$71,677

Change in non-admitted DTA
as a result of adoption	(49,877)

Cumulative effect of change
in accounting principle	$21,800

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus.  The application of SSAP No. 10R resulted in an increase of $71.7 million and $68.0 million in the Company’s surplus at December 31, 2011 and 2010, respectively.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures of the fair value of financial instruments. The changes in the disclosures have been reflected in Note 13.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       (CONTINUED)

Effective December 31, 2011, the NAIC adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”).   SSAP No. 5R requires entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote.  Guarantees made to/or on behalf of a wholly-owned subsidiary, and inter-company and related party guarantees that are considered “unlimited” are exempted from the initial liability recognition.  As such, the guidance did not have a significant impact upon adoption.  The additional disclosures required by SSAP No. 5R have been incorporated in Note 2.

Effective January 1, 2011, the NAIC adopted changes to SSAP No. 43R, Loan-backed and Structured Securities, Revised (“SSAP No. 43R”).  These changes included broadening the definition of loan-backed and structured securities and clarification of the requirement to bifurcate realized gains and losses between the asset valuation reserve (“AVR”) and the interest maintenance reserve (“IMR”).  Neither of the changes had a material impact on the Company's statutory-basis net income or surplus.

Effective January 1, 2011, the NAIC adopted SSAP No. 35R, Guaranty Fund and Other Assessments (“SSAP No. 35R”). SSAP No. 35R modifies the conditions required before recognizing liabilities for insurance-related assessments. The liability is not recognized until the event obligating an entity to pay an imposed or probable assessment has occurred. The adoption of SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Accounting Standards Not Yet Adopted

Effective December 31, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale in addition to removing the concept of a qualifying special-purpose entity. The adoption of the standard is not expected to have a significant impact on the financial statements of the Company.

2.   RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates.  Management believes intercompany revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of significant transactions with affiliates.

As of December 31, 2012, the Company directly or indirectly owned all of the outstanding shares or members interest of the following entities, all of which are recorded as investments in subsidiaries in the Company’s statutory-basis financial statements: SLNY, the business of which includes individual fixed and variable annuity contracts, group life, group disability, group dental, group stop loss  and individual life insurance in New York; ILAC, a Delaware life insurance company that sold variable life insurance products and fixed annuities; Clarendon Insurance Agency, Inc., a registered broker-dealer; 7101 France Avenue, LLC; Sun MetroNorth, LLC; SL Investment DELRE Holdings 2009-1, LLC; SLF Private Placement Investment

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

Company I, LLC and SLNY Private Placement Investment Company I, LLC. SLF Private Placement Investment Company I, LLC and SLNY Private Placement Investment Company I, LLC are carried at a zero equity value.

In December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of ILAC to the Parent. The Company received regulatory approval for the distribution, and ILAC was distributed effective January 1, 2013.  Refer to Note 19.  In addition, SLNY Private Placement Investment Company I, LLC, which was carried at a zero equity value, was cancelled during the fourth quarter of 2012.  During 2011, Sun Parkaire Landing, LLC was dissolved.  The value of real estate transferred to held for production of income was $18.5 million.

Summarized combined financial information of the Company’s subsidiaries, which are included in common stocks and other invested assets in the accompanying financial statements on an equity basis, are as follows:

	Years Ended December 31,
(In Thousands)	2012	2011

Assets	$3,733,791	$3,700,561
Liabilities	3,239,634	3,264,337
Total net assets	$494,157	$436,224

Total revenues	$272,476	$508,828
Operating expenses	216,718	505,876
Income tax expense	16,379	919
Net gain	$39,379	$2,033

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

In accordance with SLF’s strategy, SLNY also closed its variable annuity and individual life products to new sales effective December 30, 2011, with certain exceptions. (See Note 1.)

Reinsurance Related Agreements

As more fully described in Note 9, the Company is party to several reinsurance transactions with SLOC and other affiliates.

In December 2012, in connection with the Sale Transaction, the Company’s Board of Directors of the Company approved the recapture of 100 percent of the risks under certain SPWL policies that are currently reinsured to its affiliate, SLOC, pursuant to a December 31, 2003 reinsurance agreement.  The transaction was recorded during the first quarter of 2013.  See Note 19 for further details.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company  has a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp. (“BarbCo 3”), an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

Capital Transactions

The Company did not receive any capital contributions from the Parent during the years ended December 31, 2012, 2011 and 2010.  No dividends were paid during the year ended December 31, 2012. During the year ended December 31, 2011, the Company paid an extraordinary cash dividend of $300.0 million to the Parent. No dividends were paid during the year ended December 31, 2010.

During 2012 and 2011, the Company contributed to its subsidiary, SL Investment DELRE Holdings 2009-1, LLC, mortgages with a book value and fair value of approximately $41.1 million and 23.4 million, respectively.

Debt and Surplus Note Transactions

As of December 31, 2011 and 2010, the Company had an $18.0 million outstanding promissory note that was originally issued to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), an affiliate, for which the Company paid interest semi-annually.  On June 2, 2011, Sun Life (Hungry) LLC sold the $18.0 million note to SLOC.  With the exception of the change in lenders, this transaction did not have any impact on the terms of the promissory note.  Effective June 2, 2011, the Company began paying the related interest to SLOC. On June 29, 2012, the Company paid the $18.0 million of outstanding principal, plus $0.5 million in accrued interest to SLOC due to the maturity of the note.  Related to this note, the Company incurred interest expense of $0.5 million for the year ended December 31, 2012 and $1.0 million for each of the years ended December 31, 2011 and 2010, respectively.

As of December 31, 2012, and 2011, the Company had $565.0 million of surplus notes payable to Sun Life Financial (U.S.) Finance Inc., an affiliate.  During 2012, the Company applied for and received approval from the Delaware Department of Insurance for certain modifications to two surplus notes payable to Sun Life Financial (U.S.) Finance, Inc. The modifications extended the maturity dates on both surplus notes from December 15, 2015 to December 15, 2032, changed the interest rates from 6.125% per annum and 7.25% per annum to 7.626% and modified the prepayment language in both surplus notes. These changes were effective October 1, 2012.  The Company expensed $42.7 million for interest on these surplus notes for year ended December 31, 2012 and $42.6 million for each of the years ended December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”) which will mature on October 6, 2013.  On April 7, 2008, the Company issued a third floating rate funding agreement totaling $5.8 million to LLC III, which matured on December 1, 2011.  The Company paid $5.9 million to LLC III, including $0.01 million in interest due to the maturity of the third funding agreement.  Total interest credited for these three funding agreements was $7.3 million, $5.9 million and $6.2 million for the years ended December 31, 2012, 2011 and 2010, respectively.  On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III.  For interest on this demand note, the Company expensed $0.8 million for year ended December 31, 2012 and $0.7 million for each of the years ended 2011 and 2010, respectively. The Company has entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900.0 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), an affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  On July 1, 2011 and July 19, 2011, the Company paid $901.3 million and $7.5 million to LLC II due to the maturity of these funding agreements that the Company issued to LLC II.  The payments included $1.3 million of accrued interest.

Total interest credited for these funding agreements was $2.6 million and $5.4 million for the years ended December 31, 2011 and 2010, respectively.

The Company also issued a $100.0 million floating rate demand note payable to LLC II on May 24, 2006.    On July 19, 2011, the Company paid $100.0 million to LLC II, including $0.01 million in interest due to the maturity of the floating rate demand note.  For interest on this demand note, the Company expensed $0.3 million and $0.6 million for the years ended December 31, 2011 and 2010, respectively.

The Company had entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreement to fixed rate obligations.  This interest swap agreement expired on July 6, 2011 due to the maturity of the underlying floating rate funding agreement with LLC II.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements with a combined total of $900.0 million to Sun Life Financial Global Funding, L.L.C. ("LLC") due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10.0 million to LLC.  On July 1, 2010 and July 8, 2010, the Company paid $900.0 million and $10.0 million, respectively, to LLC due to the maturity of these funding agreements. Total interest credited for these funding agreements was $2.9 million for the year ended December 31, 2010.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to LLC, which matured on July 6, 2010.  On August 6, 2010, the Company paid $100.1 million to LLC, including $0.1 million in interest due to settle the $100 million demand note payable.  The Company expensed $0.5 million for the year ended December 31, 2010, for interest on this demand note.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company had an interest rate swap agreement with LLC with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations. The related $900.0 million interest rate swap agreement expired on July 6, 2010 due to the maturity of the floating rate funding agreements with LLC.

The account values related to these funding agreements issued to LLC III, and LLC II are reported in the Company’s statutory-basis statements of admitted assets, liabilities, capital stock and surplus as a component of liability for deposit-type contracts.

The details of outstanding notes due affiliates at December 31, 2012 are as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity	Principal/ Carrying Value	Interest Expense

12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	$150,000	$9,225
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.626%	12/15/2032	150,000	10,991
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.626%	12/15/2032	7,500	483
12/22/1997	Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	250,000	21,563
	Total surplus notes				$565,000	$42,723

07/22/2002	Sun Life Assurance Company of Canada	Promissory	5.710%	06/30/2012	-	514
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	100,000	836
	Total borrowed money				$100,000	$1,350
	Grand total				$665,000	$44,073

The details of outstanding notes due affiliates at December 31, 2011 are as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity	Principal/ Carrying Value	Interest Expense

12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	$150,000	$9,225
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
12/22/1997	Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	250,000	21,563
	Total surplus notes				$565,000	$42,583

07/22/2002	Sun Life Assurance Company of Canada	Promissory	5.710%	06/30/2012	18,000	1,028
05/24/2006	Sun Life Financial Global Funding II, L.L.C.	Demand	Libor plus 0.26%	07/06/2011	-	310
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	100,000	664
	Total borrowed money				$118,000	$2,002
	Grand total				$683,000	$44,585

Each payment and accrual of interest on surplus notes may be made only with the prior approval of the Commissioner of Insurance of the State of Delaware and only to the extent the Company has sufficient surplus to make such payment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

Administrative Service Agreements, Rent and Other

The Company participates in a pension plan and other retirement plans sponsored by an affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). The allocated expenses to the Company from Sun Life Services were $18.0 million, $21.9 million and $24.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On December 31, 2009 the Company transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction.  At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis.  During December, 2012, the value of the assets transferred were written down to zero, and the remaining liability was amortized into income.  The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted.  The Company has no remaining future minimum lease payments related to these assets.  For the year ended December 31, 2011, the Company recorded non-admitted assets with a corresponding deposit liability of $11.4 million.

The Company is party to various related party administrative service agreements as described below.  Certain of these affiliated service agreements may be amended or terminated upon the close of the Sale Transaction, described in Note 1.

Pursuant to an administrative services agreement between the Company and Sun Life Services, Sun Life Services agrees to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agrees to reimburse Sun Life Services for the cost of such services plus an arms-length based profit margin to be agreed upon by the parties.  Total expenses under this agreement were $75.1 million, $91.1 million and $100.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with SLOC under which the Company provides various administrative services to SLOC upon request.  Pursuant to this agreement, the Company recorded reimbursements of $129.6 million, $99.3 million and $99.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with SLOC, which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis.  Expenses under this agreement amounted to approximately $7.5 million, $12.6 million, and $11.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. ("SLISC"), an affiliate, under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $18.4 million, $19.3 million and $18.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has service agreements with Sun Life Information Services Ireland Limited ("SLISIL"), an affiliate, under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under these agreements amounted to approximately $25.3 million, $22.6 million and $23.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with SLC-U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $14.2 million, $12.7 million and $13.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

During 2012, 2011 and 2010, the Company paid $10.2 million, $35.9 million and $38.2 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”), an affiliated broker dealer.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), an affiliated investment adviser, under which the Company provides administrative services with respect to certain open-end investment management companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $16.4 million, $16.6 million and $13.0 million for the years ended December 31, 2012, 2011 and 2010.  The Company paid $15.7 million, $17.9 million and $18.9 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has a management services agreement with SLNY, whereby the Company furnishes certain investment, actuarial, and administrative services to SLNY on a cost reimbursement basis.  The Company received reimbursements related to this agreement of $30.0 million, $31.2 million and $30.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company leased office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $12.6 million in 2012 and $12.1 million in 2011 and 2010. Rental income is reported as a component of net investment income.  This lease was revised on January 1, 2013.  Refer to Note 19.

During 2010, the Company sold mortgages to SLOC with a book value of $85.6 million and a fair value of $93.4 million and recognized a pre-tax gain of $7.8 million as a result.  During 2010, the Company also purchased $52.2 million of unrelated mortgage loans from SLOC at fair value.

The Company had $71.0 million and $54.0 million due from related parties at December 31, 2012 and 2011, respectively, and had $18.5 million and $27.9 million due to related parties, recorded as a component of Other liabilities, at December 31, 2012 and 2011, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company at close of business on December 31, 2003, unconditionally guarantees the full and punctual payment when due of any obligations of its wholly-owned subsidiary, ILAC, arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. The purpose of this guaranty is to enhance the financial strength of ILAC. The liability of the Company under the guaranty is unlimited to any specific sum and continues until terminated by mutual agreement of the parties. In the event of such termination, the Company will not be liable under the guarantee in connection with any Contract issued by ILAC after the termination date; however, the guarantee will continue in effect with respect to any obligations arising out of or in connection with any Contract issued after June 25, 1998 and before the termination date. The guaranty will not exceed contractual obligations to the policyholders of the contracts.  No contracts were issued by ILAC after June 25, 1998. At December 31, 2012 and 2011, there is no liability accrued under this guaranty.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, SLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. At December 31, 2012 and 2011, there is no liability accrued under this guaranty.

The Company guarantees on a subordinated basis all amounts payable by SLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by SLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by SLNY from a Guarantee Period to any holder. The guarantee is subject to no preconditions other than the failure by SLNY to pay when due any Guarantee Period interests. SLNY registered such Guarantee Period interests under the Securities Act of 1933 with the Securities and Exchange Commission (“SEC”). Under the SEC’s rules, implementation of the guarantee permitted SLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guarantee was to achieve that result. The Company’s guarantee in this regard guarantees the payment of amounts payable by SLNY from a Guarantee Period but does not guarantee any other obligations of SLNY under the MVA Contracts. The obligations under the guarantee are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guarantee. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the MVA Contracts. At December 31, 2012 and 2011, there is no liability accrued under this guaranty.

The Company guaranteed the full and timely payment of the obligations of SLFD, as tenant under a commercial office lease dated April 13, 2007.  Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations.  The maximum potential amount of future payments (undiscounted) that the guarantor could have been required to make under the guarantee was $0. This guarantee terminated with the termination of the office lease.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company recorded tax benefits from stock options of approximately $(0.2) million, $1.0 million and $0.6 million for the years ended December 31, 2012, 2011 and 2010, respectively. Employees of the Company’s affiliates are participants in a restricted share unit (“RSU”) plan with the Company’s indirect parent, SLF.

Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair value of an equal number of common shares of SLF stock.  The Company incurred expenses of $7.8 million, $5.7 million and $9.6 million relating to RSUs for the years ended December 31, 2012, 2011 and 2010, respectively.

3.  DEBT SECURITIES

The statement value and fair value of the Company’s debt securities were as follows:

	December 31, 2012
(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

Foreign Government	$3,211	$441	$-	$3,652
US State, Municipals and Political Subdivisions	1,058	22	(14)	1,066
US Treasury & Agency	1,099,088	2,974	(954)	1,101,108
Residential Mortgage Backed Securities	672,085	12,385	(25)	684,445
Commercial Mortgage Backed Securities	616,847	38,538	(7,109)	648,276
Corporate	4,504,111	350,525	(25,611)	4,829,025
Asset Backed Securities	411,799	53,507	(1,439)	463,867
Total	$7,308,199	$458,392	$(35,152)	$7,731,439

	December 31, 2011
(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

Foreign Government	$3,183	$236	$-	$3,419
US State, Municipals and Political Subdivisions	816	56	-	872
US Treasury & Agency	503,412	5,187	-	508,599
Residential Mortgage Backed Securities	864,049	13,534	(113,865)	763,718
Commercial Mortgage Backed Securities	669,740	30,605	(85,563)	614,782
Corporate	4,911,942	252,596	(74,871)	5,089,667
Asset Backed Securities	502,084	52,826	(14,912)	539,998
Total	$7,455,226	$355,040	$(289,211)	$7,521,055

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

3.  DEBT SECURITIES (CONTINUED)

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly the contractual maturities for those securities are not shown.

	December 31, 2012
(In Thousands)	Statement	Estimated
	Value	Fair Value
Due in one year or less	$1,136,526	$1,144,560
Due after one year through five years	2,147,269	2,265,367
Due after five years through ten years	1,229,766	1,311,661
Due after ten years	1,093,907	1,213,263
Total before asset and mortgage-backed securities	5,607,468	5,934,851
Asset and mortgage-backed securities	1,700,731	1,796,588
Total	$7,308,199	$7,731,439

Proceeds from sales and maturities of investments in debt securities during 2012, 2011 and 2010, were $2.2 billion, $3.0 billion, and $2.9 billion, respectively; gross gains were $56.8 million, $98.5 million and $161.4 million; and gross losses were $31.0 million, $26.0 million and $40.6 million, respectively.

Debt securities included above with a statement value of approximately $4.2 million for each of the years ended December 31, 2012 and 2011, respectively, were on deposit with governmental authorities as required by law.

Investment grade debt securities were 93.6% and 89.0% of the Company’s total debt securities as of December 31, 2012 and 2011, respectively.

The fair values of publicly traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third party pricing services with the remaining unpriced securities priced using one of the other two methods.  For privately-placed fixed maturity securities, fair values are estimated using a fair value model which includes estimates that take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

Estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

3.  DEBT SECURITIES (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for ABS and MBS in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks such as unemployment rates and housing prices and loan specific information such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2012 on loan-backed or structured securities that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1.  Refer to details in Note 20.  The OTTI balances under SSAP No. 43R where the present value of expected cash flows are less than amortized cost as of December 31, 2012 and 2011 are also detailed in Note 20.

If the fair value of a debt security other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.  The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.  In determining whether a security is OTTI, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis.   Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

3.  DEBT SECURITIES (CONTINUED)

In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s statements of operations for unrealized loss on securities related to these issuers.

“Impaired List”- Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s statements of operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value.  For the year ended December 31, 2012, the Company incurred write-downs of debt securities, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction, defined in Note 1, totaling $367.6 million.  Of this amount, $119.9 million was recorded related to sub-prime and Alternative-A (“Alt-A”) loans.  For the year ended December 31, 2011, the Company incurred write-downs on debt securities of $111.4 million in total, of which $17.7 million was related to sub-prime and Alt-A loans.  For the year ended December 31, 2010, the Company incurred write-downs of debt securities of $163.1 million in total, of which $11.3 million was recorded on sub prime and Alt-A loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

3.  DEBT SECURITIES (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2012 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

Asset Backed Securities	3	2,951	(36)	3	6,247	(1,403)	6	$9,198	$(1,439)

Commercial Mortgage Backed Securities	2	6,852	(63)	6	9,043	(7,046)	8	15,895	(7,109)

Corporate	52	220,145	(9,731)	18	116,941	(15,880)	70	337,086	(25,611)

Residential Mortgage Backed Securities	1	84	(1)	7	6,229	(24)	8	6,313	(25)

US State, Municipals and Political Subdivisions	1	234	(14)	-	-	-	1	234	(14)

US Treasury and Agency	3	208,831	(954)	-	-	-	3	208,831	(954)
Total	62	$439,097	$(10,799)	34	$138,460	$(24,353)	96	$577,557	$(35,152)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2011 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

Asset Backed Securities	12	$36,144	$(1,401)	11	$19,392	$(13,511)	23	$55,536	$(14,912)

Commercial Mortgage Backed Securities	36	91,193	(14,376)	84	212,669	(71,187)	120	303,862	(85,563)

Corporate	75	632,286	(43,159)	30	178,972	(31,712)	105	811,258	(74,871)

Residential Mortgage Backed Securities	15	37,937	(4,656)	214	436,452	(109,209)	229	474,389	(113,865)

Total	138	$797,560	$(63,592)	339	$847,485	$(225,619)	477	$1,645,045	$(289,211)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

3.  DEBT SECURITIES (CONTINUED)

As summarized in the table below, the Company had indirect exposure to residential sub-prime and Alt-A loans with book adjusted carrying values of $122.9 million and $81.9 million, respectively, as of December 31, 2012.  This represents approximately 2.0% of the Company’s total invested assets. Alt-A loans are generally residential loans made to borrowers with credit profiles that are stronger than sub-prime but weaker than prime. Of these investments 96.2 % were issued before 2007 and 65.0% have a NAIC 1 rating.

		Book/Adjusting
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Sub-prime: Residential asset backed securities	$122,907	$122,873	$123,665
Alt-A loans: Residential asset backed securities	81,893	81,918	81,974
	$204,800	$204,791	$205,639

As summarized in the table below, the Company had indirect exposure to residential sub-prime and Alt-A loans with book adjusted carrying values of $153.4 million and $104.1 million, respectively, as of December 31, 2011.  This represents approximately 2.3% of the Company’s total invested assets. Alt-A loans are generally residential loans made to borrowers with credit profiles that are stronger than sub-prime but weaker than prime. Of these investments 96.1 % were issued before 2007 and 43.7% have a NAIC 1 rating.

		Book/Adjusting
Type	Actual Cost	Carrying Value	Fair Value
Sub-prime: Residential asset backed securities	$206,115	$153,352	$116,571
Alt-A loans: Residential asset backed securities	151,342	104,094	90,219
	$357,457	$257,446	$206,790

4.  MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

4.   MORTGAGE LOANS (CONTINUED)

The following table shows the geographical distribution of the statement value of the mortgage loans portfolio for the years ended December 31:

(In Thousands)	2012	2011
Alabama	$10,539	$6,482
Alaska	5,286	5,450
Arizona	15,908	17,772
California	54,122	59,178
Colorado	11,412	15,948
District of Columbia	12,404	12,744
Florida	58,522	115,445
Georgia	22,376	28,733
Idaho	1,798	1,846
Illinois	35,002	34,499
Indiana	1,878	1,882
Iowa	64	127
Kansas	1,707	1,783
Kentucky	19,479	20,756
Louisiana	11,765	14,084
Maine	633	758
Maryland	12,476	14,060
Massachusetts	11,239	15,680
Michigan	8,610	12,900
Minnesota	12,529	13,345
Missouri	36,711	39,025
Mississippi	3,193	3,275
Montana	1,588	1,679
Nebraska	2,386	2,523
Nevada	7,779	8,370
New Jersey	16,040	19,240
New Mexico	8,045	8,377
New York	114,727	127,946
North Carolina	22,914	21,249
North Dakota	566	867
Ohio	42,028	53,223
Oklahoma	1,215	1,923
Oregon	17,966	18,661
Pennsylvania	39,167	44,068
Rhode Island	729	-
South Carolina	25,064	26,787
Tennessee	14,905	17,631
Texas	105,580	128,765
Utah	25,682	24,581
Virginia	3,721	6,302
Washington	20,793	27,447
West Virginia	3,867	4,060
Wisconsin	3,043	3,287
General allowance for loan loss	(10,846)	(15,278)
Total Mortgage Loans on Real Estate	$814,612	$967,480

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

4.  MORTGAGE LOANS (CONTINUED)

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2012 and 2011.

The Company originated ten commercial mortgage loans with a total cost of $14.1 million during the year ended December 31, 2012 with rates ranging from 3.9% to 7.5% and originated three commercial mortgage loans with a total cost of $10.4 million during the year ended December 31, 2011 with rates ranging from 4.5% to 5.4%.  During the years ended December 31, 2012 and 2011, the Company did not reduce interest rates on any outstanding mortgage loans.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties’ value at the time that the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $4.9 million and $19.2 million at December 31, 2012 and 2011, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $10.8 million and $15.3 million at December 31, 2012 and 2011, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2012, the Company individually and collectively evaluated loans with a gross carrying value of $830.3 million and $813.3 million, respectively.  At December 31, 2011, the Company individually and collectively evaluated loans with a gross carrying value of $1,002.0 million and $982.8 million, respectively.

All mortgages held at December 31, 2012 are in good standing.  Should the Company have any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2012 and 2011.

The Company accrues interest income on impaired loans to the extent it is deemed collectible.  Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold or is otherwise made whole.  Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

4.  MORTGAGE LOANS (CONTINUED)

Other information is as follows:

(In Thousands)	2012	2011	2010

As of year end, the Company held mortgages with interest more than 180 days past due with a recorded investment, excluding accrued interest	$-	$ -	$ -

Total interest due on mortgages with interest more than 180 days past due	-	-	-

Taxes, assessments and any amounts advanced and not included in the mortgage loan total	-	-	-

Current year impaired loans with a related allowance for credit losses	17,016	62,995	26,692
Related allowance for credit losses	4,855	19,220	9,195

Impaired mortgage loans without an allowance for credit losses	-	-	-

Average recorded investment in impaired loans	1,702	3,499	2,644

Interest income recognized during the period the loans were impaired	-	-	-

Amount of interest income recognized on a cash basis during the period the loans were impaired	-	-	-

Allowance for credit losses:
Balance at beginning of period	$34,498	$ 30,145	$ 32,197
Additions charged to operations	5,872	15,479	20,935
Direct write-downs charged against the allowances	(15,715)	(4,037)	(22,987)
Recoveries of amounts previously charged off	(8,954)	(7,089)	-
Balance at end of period	$15,701	$ 34,498	$ 30,145

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

4.  MORTGAGE LOANS (CONTINUED)

The credit quality indicator for the Company’s mortgage loans is an internal risk rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the recorded investment of the Company’s mortgage loans net of allowances for credit losses disaggregated by credit quality indicator as of December 31, 2012 and 2011:

(In Thousands)

Internal Risk Rating	2012	2011
AAA	$ -	$ 13,647
AA	25,920	11,298
A	10,478	-
BBB	199,344	149,068
BB and Lower	577,555	764,969
Impaired	17,016	62,996
Total	$830,313	$1,001,978

Total allowance for loan loss	(15,701)	(34,498)
Mortgage Loans on Real Estate	$814,612	$ 967,480

The following table provides an aging of past due commercial mortgage loans as of December 31, 2012 and 2011, based on the recorded investment net of allowances for credit losses.

(In Thousands)
	2012	2011
Current	$830,313	$997,429

30-59 Days Past Due	-	1,822
60-89 Days Past Due	-	2,727
Greater Than 90 Days - Accruing	-	-
Greater Than 90 Days - Not Accruing	-	-
Total Past Due	$ -	$ 4,549

Total allowance for loan loss	(15,701)	(34,498)
Total Mortgage Loans on Real Estate	$814,612	$967,480

5.  REAL ESTATE

The Company held four real estate properties for sale as of December 31, 2012.  One of the properties was originally acquired by foreclosure from the mortgage portfolio and the remaining three were acquired through purchase. The real estate held for sale includes $56.5 million of properties formerly occupied by the Company and $36.5 million formerly held for investment. These properties are being sold to a related party in connection with the Sale Transaction as described in Note 1 and are expected to be sold within the next annual statement period.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

5.  REAL ESTATE (CONTINUED)

The Company sold five properties during 2012 including four properties previously impaired that resulted in a total net realized gains of $3.4 million as compared to one property sold during 2011 for a net loss of $0.1 million.  These amounts are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

The Company recognized four impairment losses on real estate as of December 31, 2012 as compared to no impairment losses recorded for 2011.  All four properties were real estate moved to held for sale during 2012 and were impaired for $1.5 million based on estimated fair value less costs to sell.  The properties were sold during the year for a total realized gain of $0.7 million.  The impairments are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

6.  INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold.  Realized gains and losses from the remaining investments are reported, net of tax, on the Statement of Operations, but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
	2012	2011	2010
(In Thousands)
Realized gains (losses):
Debt securities	$(341,475)	$(38,604)	$(41,370)
Preferred stocks	71	(111)	(2,189)
Common stocks	917	67	5,647
Common stocks of affiliates	-	(9)	-
Mortgage loans	(25,080)	(7,140)	2,171
Real estate	1,924	(77)	-
Cash, cash equivalents and short-terms	(1)	15	(45)
Other invested assets	476	(223)	3,447
Derivative instruments	(38,009)	(48,513)	(242,488)
Subtotal	(401,177)	(94,595)	(274,827)
Capital gains tax benefit	(2,216)	(1,288)	-
Net realized losses	(398,961)	(93,307)	(274,827)
Gains/losses transferred to IMR (net of taxes)	(44,975)	(38,415)	41,650
Total	$(443,936)	$(131,722)	$(233,177)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

6.  INVESTMENT GAINS AND LOSSES (CONTINUED)

	Years Ended December 31,
	2012	2011	2010
(In Thousands)
Changes in net unrealized capital gains
(losses), net of deferred income tax:
Debt securities	$162,954	$19,089	$4,098
Common stocks	(25)	(166)	(2,698)
Common stocks of affiliates	46,080	12,375	66,483
Mortgage loans	12,218	(2,829)	1,334
Derivative instruments	(61,068)	205,495	127,814
Other invested assets	(1,596)	(3,953)	(5,497)
Total	$158,563	$230,011	$191,534

Deferred tax expense netted in unrealized capital gains (losses) above, except for common stock of affiliates and affiliated other invested assets, were $60.6 million, $117.2 million and $67.3 million at December 31, 2012, 2011 and 2010, respectively.

7.  NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2012	2011	2010

Debt securities (unaffiliated)	$357,153	$420,578	$515,133
Debt securities of affiliates	-	-	32
Preferred stocks	1,336	1,139	262
Mortgage loans	56,621	63,059	73,637
Real estate investment income	28,693	25,810	25,703
Contract loans	24,446	31,580	43,962
Cash, cash equivalents and short-terms	510	819	2,031
Derivative instruments	(394,532)	131,554	(270,173)
Other invested assets	5,660	8,818	6,334
Other investment income	554	3,446	3,490
Gross investment income	80,441	686,803	400,411

Interest expense on surplus notes	42,752	42,583	42,583
Investment expenses and other interest expense on
borrowed money	37,076	38,863	38,353
Net investment income	$613	$605,357	$319,475

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

7.  NET INVESTMENT INCOME (CONTINUED)

The Company’s policy is to exclude all investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain.  The total amount of investment income due and accrued excluded from surplus for the year ended December 31, 2012 and 2011 was $0.2 million and $0.1 million, respectively.  The investment income due and accrued excluded from interest income for the year ended December 31, 2010 was $0.2 million.

8.  DERIVATIVES

The Company uses derivatives for hedging or replication purposes only.  Interest rate swaps are mainly employed for duration matching purposes.  Combination swaps comprised of currency and equity returns in combination with interest rate swaps, are used to hedge the Company’s European Medium Term Note program.  Beginning in the second quarter of 2005 and continuing into 2006, the Company marketed guaranteed investment contracts (“GICS”) to unrelated third parties and entered into Funding Agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allow the Company to lock U.S. dollar fixed rate payments for the life of the contracts.  Effective October 1, 2008, the Company designated existing interest rate swaps as a cash flow hedge of variable cash payments to be made under the respective funding agreements. To qualify for hedge accounting treatment, the swap must be highly effective in mitigating the designated risk of the hedged item.  Effectiveness of the hedge is formally assessed and documented at the inception of each hedging relationship and quarterly throughout the life of the hedging relationship.  Options are used to hedge equity exposure embedded in contracts issued by the Company and to hedge equity exposure embedded in fixed and variable annuity products.  Futures are used to hedge equity exposure included in the equity indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange rates.

Interest rate swaps and combination swaps entered into prior to January 1, 2003, the effective date of SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities, Income Generation and Replication (Synthetic Asset) Transactions (“SSAP No. 86”) are carried at zero value or cumulative foreign currency gains, respectively.  Swaps entered into January 1, 2003 and after as well as options, swaptions, and currency swaps are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus.  All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of investment income.  Credit valuation adjustments (“CVAs”) are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap (“CDS”) spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. Where no observable CDS spreads are available, the counterparty or Company credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information. The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

CVAs are not recorded for interest rate swaps used as cash flow hedges, when proven highly effective. The Company accounts for its interest rate swaps, used as cash flow hedges, in accordance with the guidance in SSAP No. 86. In accordance with SSAP No. 86, derivatives that qualify for hedge accounting are recognized in a manner consistent with the hedged item.  The interest rate swaps employed by the Company have been designated as cash flow hedges of

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

8.  DERIVATIVES (CONTINUED)

specific funding agreements, and accordingly if proven highly effective, the swap will be reported at amortized cost, consistent with the hedged funding agreement. At initial designation, the fair values of the swaps were recorded into surplus with subsequent amortization into income through the maturity date of the funding agreements. In the event that a swap is not proven highly effective, it will be recorded at fair value with unrealized gains/losses recorded to surplus. At December 31, 2012 and 2011, all hedges were highly effective.

Market risk is the risk of loss due to market price changes of the derivative instrument or underlying security or index.  To mitigate this risk the Company matches the market sensitivity of the hedge with the market sensitivity of the underling asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction.  The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties all of which include credit-related contingent features.  Certain counterparty relationships also may include supplementary agreements with such tailored terms as additional triggers for early terminations, acceptable practices related to cross-transaction netting and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.

At December 31, 2012 and 2011, the Company pledged $185.2 million and $276.6 million, respectively, in U.S. Treasury securities as collateral to counterparties.  At December 31, 2012 and 2011, counterparties pledged to the Company $175.2 million and $240.2 million, respectively, in collateral comprised of cash and U.S. Treasury securities.

Derivatives entered into prior to January 1, 2003 are carried in accordance with SSAP No. 31, Derivatives.  There were no outstanding notional or principal amounts at December 31, 2012 for derivatives entered into prior to January 1, 2003.  Derivatives entered into subsequent to January 1, 2003 are carried in accordance with SSAP No. 86.  The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

8.  DERIVATIVES (CONTINUED)

	Outstanding at
	December 31, 2012
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$ 5,618,430	$148,367	$ -	$148,367
Hedging interest rate swaps	900,000	(33,863)	(7,065)	(26,798)
Currency swaps	67,500	(9,149)	-	(9,149)
Payor swaptions	3,115,000	12,994	14,037	(1,043)
Equity index options	861,101	35,432	57,766	(22,334)
Total	$10,562,031	$153,781	$64,738	$ 89,043

	Outstanding at
	December 31, 2011
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$4,244,007	$251,816	$ -	$251,816
Hedging interest rate swaps	900,000	(68,562)	(16,284)	(52,278)
Currency swaps	47,500	(3,357)	-	(3,357)
Payor swaptions	-	-	-	-
Equity index options	1,949,878	46,945	92,327	(45,382)
Total	$7,141,385	$226,842	$76,043	$150,799

At December 31, 2012 and 2011, open futures contracts had a notional value of $5,223.7 million and $4,747.8 million and a fair value of $(50.2) million and $3.9 million, respectively. This amount does not include the component of variation margin that has already been cash settled.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

9.  REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability arising from this contingency is unlikely.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.4 billion and $1.3 billion as of December 31, 2012 and 2011, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.  As discussed in Note 2, in connection with the Sale Transaction, the Board of Directors approved the recapture of 100% of the risks pursuant to this agreement.  The recapture occurred during the first quarter of 2013.  See Note 19.

The Company  has a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.  This agreement also provided for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual universal life, individual private placement variable universal life, BOLI and COLI policies.  These amounts are reinsured on either a monthly renewable, yearly renewable term basis or modified coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain variable annuity contracts.  These amounts are reinsured on a monthly renewable term basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

9.  REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

Years Ended December 31,
(In Thousands)	2012	2011	2010
Premiums and annuity considerations:
Direct	$453,109	$3,349,441	$3,595,173
Ceded - Affiliated	(24,101)	(98,654)	(104,781)
Ceded - Non-Affiliated	(13,093)	(20,568)	(23,702)
Net premiums and annuity considerations	$415,915	$3,230,219	$3,466,690

Insurance and other individual policy benefits and claims:
Direct	$968,595	$957,552	$627,871
Assumed - Non-Affiliated	5,503	6,679	10,214
Ceded - Affiliated	(145,408)	(147,092)	(154,212)
Ceded - Non-Affiliated	(24,739)	(9,442)	(19,176)
Net policy benefits and claims	$803,951	$807,697	$464,697

The following schedule reflects related party reinsurance information recorded in the Statement of Operations for the years ended December 31, 2012, 2011 and 2010:

	December 31, 2012
(In Thousands)	Assumed	Ceded

Premiums and annuity considerations	-	(24,101)
Commission and expense allowance ceded	-	(1,101)
Policy benefits and changes in reserves	-	(7,950)
Commission and expense allowance assumed	-	-

	December 31, 2011
(In Thousands)	Assumed	Ceded

Premiums and annuity considerations	-	(98,654)
Commission and expense allowance ceded	-	287
Policy benefits and changes in reserves	-	(143,732)
Commission and expense allowance assumed	-	-

	December 31, 2010
(In Thousands)	Assumed	Ceded

Premiums and annuity considerations	-	(104,781)
Commission and expense allowance ceded	-	5,819
Policy benefits and changes in reserves	-	(121,278)
Commission and expense allowance assumed	-	-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

10.  RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company.  Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium.  Extra premiums on single premium policies are amortized over ten years.  Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages.  Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest sensitive policies, substandard is reflected in the cost of insurance charges.

As of December 31, 2012 and 2011, the Company had $18.7 million and $23.5 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware.  Reserves (direct and assumed) to cover the above insurance as of December 31, 2012 and 2011 totaled $3.2 million and $3.8 million, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2012 and 2011 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $236.4 million and $174.4 million at December 31, 2012 and 2011, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

11.  WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2012	% of Total
Subject to discretionary withdrawal:

With fair value adjustment	$ -	$1,644,686	$ -	$1,644,686	6%
At book value less current surrender charge of 5% or more	2,204,320	-	-	2,204,320	9%
At fair value	-	-	18,324,602	18,324,602	70%
Total with adjustment or at fair value	$2,204,320	$1,644,686	$18,324,602	$22,173,608	85%
At book value without adjustment
(minimal or no charge or adjustment)	$2,099,491	$ -	$ -	$ 2,099,491	8%

Not subject to discretionary withdrawal	1,786,178	-	27,031	1,813,209	7%
Total (Gross: Direct +Assumed)	6,089,989	1,644,686	18,351,633	26,086,308	100%
Reinsurance ceded	32,494	-	-	32,494
Total (net)	$6,057,495	$1,644,686	$18,351,633	$26,053,814

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2011	% of Total
Subject to discretionary withdrawal:

With fair value adjustment	$ -	$2,290,921	$ -	$ 2,290,921	8%
At book value less current surrender charge of 5% or more	2,716,685	-	-	2,716,685	10%
At fair value	-	-	18,091,642	18,091,642	67%
Total with adjustment or at fair value	$2,716,685	$2,290,921	$18,091,642	$23,099,248	85%
At book value without adjustment
(minimal or no charge or adjustment)	$2,080,394	$ -	$ -	$ 2,080,394	8%

Not subject to discretionary withdrawal	1,823,304	-	24,856	1,848,160	7%
Total (Gross: Direct +Assumed)	6,620,383	2,290,921	18,116,498	27,027,802	100%
Reinsurance ceded	31,703	-	-	31,703
Total (net)	$6,588,680	$2,290,921	$18,116,498	$26,996,099

12.  SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in variable separate accounts include individual and group life and annuity contracts. The assets of this account are carried at fair value and the investment risk of such securities is retained by the contractholder. These variable products provide minimum death benefits and in certain annuity contracts minimum accumulation or withdrawal benefits.  The minimum guaranteed benefit reserves associated with the unitized separate account are reported in Aggregate reserves for life contracts in the Company’s statements of Admitted assets, Liabilities, Capital stock and Surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

12.  SEPARATE ACCOUNTS (CONTINUED)

The Company has also established non-unitized separate accounts for certain MVA fixed annuities, including those for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets of the variable deferred annuity account are carried at fair value. The assets of the fixed deferred annuity account are carried on a general account basis.

The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these variable contracts. Investment income and changes in mutual fund asset values on variable separate accounts are allocated to policyholders and therefore are not reflected in the Statements of Operations of the general account.

For the current reporting year, the Company summarized the reported assets and liabilities from these product lines/transactions into a separate account as follows:

•	Sun Life (U.S.) Variable Life
•	Sun Life (U.S.) Variable Annuity
•	Sun Life (U.S.) Market Value Adjusted Annuity

A majority of the variable separate account assets are legally insulated from the general account whereas the MVA assets are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of legally insulated, vs. not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

The Company maintained separate account assets totaling $31,948.7 million and $31,623.6 million as of December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011 the Company’s separate account statement included legally insulated assets of $30,012.1 million and $29,068.9 million respectively.

The assets legally insulated and non-legally insulated from the general account as of December 31, 2012 are attributed to the following products/transactions:

Product / Transactions	Legally Insulated Assets	Non- Legally Insulated Assets

(In millions)
Sun Life (U.S.) Variable Life	$11,069.3	$ -
Sun Life (U.S.) Variable Annuity	18,942.8	-
Sun Life (U.S.) Market Value Adjusted Annuity	-	1,936.6
Total	$30,012.1	$1,936.6

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

12.  SEPARATE ACCOUNTS (CONTINUED)

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges.  The resulting surplus is recorded in the general account Statement of Operations as a component of Net Transfers from Separate Accounts.  The variable separate accounts are non-guaranteed separate accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA separate accounts are guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The Company had $25,687.6 million and $25,331.3 million of non-guaranteed separate account reserves and $1,644.7 million and $2,290.9 million of guaranteed separate account reserves as of December 31, 2012 and 2011, respectively.

As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate account liabilities of $22,695.0 million and $25,025.7 million, respectively.

To compensate the general account for the risk taken, the separate account paid risk charges of $191.1 million, $182.3 million and $241.5 million during the years ended December 31, 2012, 2011 and 2010, respectively.

For the years ended December 31, 2012, 2011 and 2010, the general account of the Company paid $110.1 million, $88.4 million and $123.7 million towards separate account guarantees, respectively.

The Company does not engage in securities lending transactions within the separate account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

12.  SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2012 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total

Premiums, considerations
or deposits for year ended
12/31/2012	$(164,491)	$635,210	$470,719

Reserves at 12/31/2012

For accounts with assets at:
Fair Value	350,650	25,687,602	26,038,252
Amortized Cost	1,294,036	-	1,294,036
Total Reserves	$1,644,686	$25,687,602	$27,332,288

By withdrawal characteristics:
With FV adjustment	$1,644,686	$ -	$1,644,686
At fair value	-	25,660,571	25,660,571
Subtotal	1,644,686	25,660,571	27,305,257
Not subject to discretionary
withdrawal	-	27,031	27,031
Total	$1,644,686	$25,687,602	$27,332,288

Below is the reconciliation of Net Transfers to Separate Accounts:

	Years Ended December 31,
(In Thousands)	2012	2011	2010

Transfers to Separate Accounts	$470,719	$2,734,402	$3,133,485
Transfers from Separate Accounts	(2,685,911)	(2,271,063)	(2,068,907)
Net Transfers to Separate Accounts on the Statement of Operations	$(2,215,192)	$463,339	$1,064,578

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s balance sheet are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

Quoted prices for similar assets or liabilities in active markets,

Quoted prices for identical or similar assets or liabilities in non-active markets,

Inputs other than quoted market prices that are observable, and

Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the government, municipal bonds, structured notes and certain ABS including collateralized debt obligations, RMBS, CMBS, certain corporate debt, certain private equity investments and certain derivatives.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives.

There have been no significant changes made in valuation techniques during 2012 or 2011.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2012 are as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and Misc	$ -	$ -	$ -	$ -
Common stock - Unaffiliated (b)
Industrial and miscellaneous	-	-	-	-
Debt securities - Unaffiliated (c)
Asset-backed securities	-	-	19,405	19,405
Residential mortgage-backed securities	-	37,869	6,486	44,355
Commercial mortgage-backed securities	-	13,718	-	13,718
Industrial and miscellaneous	-	-	-	-
Derivative Assets (e)				-
Interest Rate contracts	8	269,898	-	269,906
Equity contracts	36,780	4,563	-	41,343
FX contracts	839	337	-	1,176
Separate Accounts assets (d)	21,405,998	6,476,234	508,231	28,390,463
Total assets at fair value	$21,443,625	$6,802,619	$534,122	$28,780,366

Liabilities at fair value:
Separate Accounts (d)	$ -	$ (58,247)	$ -	$ (58,247)
Derivative Liabilities (e)
Interest Rate contracts	(3,353)	(108,873)	-	(112,226)
Equity Contracts	(51,763)	-	-	(51,763)
FX contracts	(1,849)	(9,149)	-	(10,998)
Total liabilities at fair value	$ (56,965)	$ (176,269)	$ -	$ (233,234)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2011 are as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and Misc	$ -	$ -	$ -	$ -
Common stock - Unaffiliated (b)
Industrial and miscellaneous	458	-	3,824	4,282
Debt securities - Unaffiliated (c)
Asset-backed securities	-	-	23,157	23,157
Residential mortgage-backed securities	-	110,080	29,857	139,937
Commercial mortgage-backed securities	-	43,857	-	43,857
Industrial and miscellaneous	-	7,343	-	7,343
Derivative Assets (e)
Interest Rate contracts	4,044	356,028	-	360,072
Equity contracts	32,585	17,252	5,193	55,030
FX contracts	-	577	-	577
Separate Accounts assets (d)	21,314,394	5,662,018	518,053	27,494,465
Total assets at fair value	$21,351,481	$6,197,155	$580,084	$28,128,720

Liabilities at fair value:
Separate Accounts (d)	$ -	$ (84,434)	$ -	$ (84,434)
Derivative Liabilities (e)				-
Interest Rate contracts	-	(104,724)	-	(104,724)
Equity Contracts	(4,686)	-	-	(4,686)
FX contracts	(3,524)	(3,422)	-	(6,946)
Total liabilities at fair value	$ (8,210)	$ (192,580)	$ -	$ (200,790)

(a) Preferred stocks with NAIC designations between 4 and 6 are carried at the lower of amortized cost or fair value.  Where fair value is less than amortized cost, amounts are included in the table above.

(b) Common stocks are carried at fair value.

(c) Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value.  Where fair value is less than amortized cost, amounts are included in the table above.

(d) Separate Account assets include invested assets carried at fair value, but exclude debt securities and preferred stocks where market risk is guaranteed by the Company and assets carried at amortized cost based on the respective NAIC rating, as explained above, as well as $2,186.6 million and $2,365.8 million of investment income and receivables due at December 31, 2012 and 2011, respectively, which are included in the Separate Account assets on the Statement of Admitted Assets, Liabilities, Capital Stock and Surplus. Separate Account liabilities include derivative liabilities carried at fair value.

(e) The derivatives included in the leveling descriptions are carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

None of the Company's assets measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2012 and December 31, 2011.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the twelve-month period ended December 31, 2012:

(In Thousands)	Beginning Balance at 01/01/2012	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2012
Assets:
Common stock	$3,824	$ -	$ -	$ 670	$ 16	$ -	$ -	$(4,510)	$ -	$ -
Debt securities - Unaffiliated
Asset-backed securities	23,157	16	(8,425)	(1,220)	7,018	-	-	(618)	(523)	19,405
Residential mortgage-backed securities	29,857	4,381	(27,719)	(4,885)	5,671	-	-	-	(819)	6,486
Industrial and miscellaneous	-	-	-	-	-	-	-	-	-	-
Derivative Assets	5,193	-	-	-	-	-	-	-	(5,193)	-
Separate Accounts assets	518,053	31,673	(4,931)	585	8,078	266,219	11,512	(266,621)	(56,337)	508,231
Total Assets	$580,084	$36,070	$(41,075)	$(4,850)	$20,783	$266,219	$11,512	$(271,749)	$(62,872)	$534,122

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the twelve-month period ended December 31, 2011:

(In Thousands)	Beginning Balance at 01/01/2011	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2011
Assets:
Common stock	$ -	$ -	$ -	$ 84	$ 17	$ 3,723	$ -	$ -	$ -	$ 3,824
Debt securities - Unaffiliated
Asset-backed securities	23,943	27,729	(11,523)	(17,912)	1,838	-	-	-	(918)	23,157
Residential mortgage-backed securities	4,251	48,889	(6,692)	(11,232)	1,551	-	-	-	(6,910)	29,857
Industrial and miscellaneous	1	-	(1)	-	-	-	-	-	-	-
Derivative Assets	13,785	-	-	-	-	-	-	-	(8,592)	5,193
Separate Accounts assets	553,319	11,345	(49,035)	(2,145)	8,306	694,866	-	(623,201)	(75,402)	518,053
Total Assets	$595,299	$87,963	$(67,251)	$(31,205)	$11,712	$698,589	$ -	$(623,201)	$(91,822)	$580,084

The Company transfers assets into or out of Level 3 at the fair value as of the beginning of the reporting period.  Transfers made were the result of changes in the level of observability of inputs used to price the assets as well as changes in NAIC ratings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments for the twelve-month period ended December 31, 2012:

All Financial Instruments:
(In Thousands)

	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and
short-term investments	$ 341,431	$ 341,431	$ 341,431	$ -	$ -	$ -
Debt securities	7,731,439	7,308,199	1,101,108	6,326,443	303,888	-
Preferred stocks	22,833	23,000	-	21,677	1,156	-
Mortgages	870,010	814,612	-	-	870,010	-
Derivatives – options and swaptions	48,426	48,426	30,869	17,557	-	-
Derivatives – swaps and forwards	257,241	257,241	-	257,241	-	-
Derivatives- futures	6,758	6,758	6,758	-	-	-
Contract loans	610,742	564,071	-	-	610,742	-
Other invested assets	33,668	30,569	-	20,542	13,126	-
Separate account assets	29,859,238	29,761,545	21,456,900	7,711,370	690,968	-

Contractholder deposit funds and other policyholder liabilities	(1,088,797)	(1,128,331)	-	-	(1,088,797)	-
Long-term debt to affiliates	(100,000)	(100,000)	-	-	(100,000)	-
Derivatives – swaps and forwards	(151,886)	(125,088)	-	(151,886)	-	-
Derivatives- Futures	(56,965)	(56,965)	(56,965)	-	-	-
Separate account liabilities	(91,958)	(91,958)	-	(58,247)	(33,711)	-

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments for the twelve-month period ended December 31, 2011:

(In Thousands)
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and
short-term investments	$ 747,160	$ 747,160	$ 747,160	$ -	$ -	$ -
Debt securities	7,521,055	7,455,226	508,599	6,682,204	330,252	-
Preferred stocks	19,106	23,330	-	17,936	1,170	-
Common stocks	4,283	4,283	459	-	3,824	-
Mortgages	1,061,235	967,480	-	-	1,061,235	-
Derivatives – options and swaptions	46,945	46,945	24,499	17,253	5,193	-
Derivatives – swaps and forwards	356,604	356,604	-	356,604	-	-
Derivatives- futures	12,130	12,130	12,130	-	-	-
Contract loans	629,185	582,575	-	-	629,185	-
Other invested assets	35,885	34,040	-	19,418	16,467	-
Separate account assets	29,342,707	29,249,073	21,326,429	7,307,369	708,909	-

Contractholder deposit funds and other policyholder liabilities	(1,088,697)	(1,159,839)	-	-	(1,088,697)	-
Long-term debt to affiliates	(683,503)	(683,000)	-	-	(683,503)	-
Derivatives – swaps and forwards	(176,707)	(124,429)	-	(176,707)	-	-
Derivatives- Futures	(8,210)	(8,210)	(8,210)	-	-	-
Separate account liabilities	(121,538)	(121,538)	-	(84,434)	(37,104)	-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments - The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.

In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Common and Preferred Stocks - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Mortgage loans - The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Derivatives - The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTC”), surplus debentures, and equipment leases.  The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are based upon the same methods used for other private placements as described above.

Separate accounts – The estimated fair values of assets and liabilities are valued with the same methodology described above.  The difference between Separate Account assets and liabilities reflected above and the total recognized in the statements of admitted assets, liabilities and capital and surplus represents amounts that are considered non-financial instruments.

Liabilities for deposit type contracts - The fair values of the Company’s general account insurance reserves and liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

Long-term debt to affiliates - The fair value of long-term debt to affiliates is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.  Long-term debt to affiliates includes borrowed money and surplus funds.

14.  STATUTORY INVESTMENT VALUATION RESERVES

The AVR provides a reserve for losses from investments in debt securities, preferred stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on debt securities, mortgages and derivatives which relate to changes in levels of interest rates are charged or credited to the IMR and amortized into income over the remaining contractual life of the security sold.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

14.  STATUTORY INVESTMENT VALUATION RESERVES (CONTINUED)

The table shown below presents changes in the AVR and IMR:

	December 31, 2012		December 31, 2011
(In Thousands)	AVR	IMR	AVR	IMR

Balance, beginning of year	$188,181	36,660	$82,139	$21,873

Net realized investment (losses) gains,
net of tax - General Account	(305,741)	44,975	(99,396)	38,415

Net realized investment losses,
net of tax - Separate Account	(4,316)	-	(5,731)	-

Net unrealized capital gains,
net of deferred taxes - General Account	114,911	-	217,718	-

Net unrealized capital gains (losses),
net of deferred taxes - Separate Account	13,077	-	(17,354)	-

Adjustment for CY liability losses released
from reserve	-	(3,528)	-	(8,423)

Less amortization of net investment gains	-	(13,396)	-	(15,205)

Increase in reserve based upon SVO requirements	41,029	-	21,548	-

Balance, before transfers	47,141	64,711	198,924	36,660

Adjustment down to maximum	-	-	(10,743)	-
Balance, end of year	$47,141	$64,711	$188,181	$36,660

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized.  Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In connection with the Sale Transaction described in Note 1, the Parent is planning to make an election under Treasury Regulation Section 1.1502-36(d) to retain the deferred tax asset related to the Company’s net operating loss carryforward, capital loss carryforward and deferred acquisition cost.  Upon receipt of regulatory approval of the Sale Transaction, it is expected that the deferred tax asset related to these items will be transferred to the Parent.  Therefore, since Management believes that because it is more likely than not that the deferred tax assets related to the Sale Transaction will be not be realized by the Company, a valuation allowance has been recorded against these particular deferred tax assets as of December 31, 2012.

The following table provides the components of the Company’s net deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) as of December 31, 2012 and 2011.  The net admitted DTA was calculated under SSAP No. 101 for the year ended December 31, 2012 and was calculated under SSAP No. 10R for the year ended December 31, 2011.  The impact of transitioning from SSAP No. 10R to SSAP No. 101 was a decrease in net admitted deferred tax assets and surplus of $49.9 million.

(In Thousands)	December 31, 2012					December 31, 2011				Change
Description	Ordinary		Capital		Total	Ordinary		Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,156,141		$17,856		$1,173,997	$1,138,890		$71,582	$1,210,472	$ 17,251	$(53,726)	$(36,475)
Statutory Valuation Allowance Adjustments	(361,941)		(17,856)		(379,797)	-		-	-	(361,941)	(17,856)	(379,797)
Adjusted Gross Deferred Tax Assets	794,200	-	-	-	794,200	1,138,890	-	71,582	1,210,472	(344,690)	(71,582)	(416,272)
Deferred Tax Assets Nonadmitted	392,830		-		392,830	615,750		71,582	687,332	(222,920)	(71,582)	(294,502)
Subtotal Net Admitted Deferred Tax Assets	401,370		-		401,370	523,140		-	523,140	(121,770)	-	(121,770)
Deferred Tax Liabilities	240,172		-		240,172	308,109		-	308,109	(67,937)	-	(67,937)
Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability)	$ 161,198		$ -		$161,198	$215,031		$ -	$215,031	$(53,833)	$ -	$(53,833)

The following table provides a reconciliation of the impact of adoption of SSAP No. 101:

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) under SSAP No. 101	$(53,833)
Less: Tax effect of unrealized gains/(losses)	(60,568)
Less: Change in net admitted deferred tax assets as a result of the adoption of SSAP No. 101	(49,877)
Change in net admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$56,612

Deferred Tax Assets Nonadmitted under SSAP No. 101	$(294,502)
Less: Change in non-admitted deferred tax assets as a result of the adoption of SSAP No. 101	49,877
Change in non-admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$(344,379)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

The following table provides component amounts of the Company's net admitted DTA calculation by tax character.  The components of the admission calculation were performed under (i) paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c of SSAP No. 101 for the year ended December 31, 2012 and (ii) paragraphs 10.e.i, 10.e.ii.a, 10.e.ii.b, 10.e.iii of SSAP No. 10R for the year ended December 31, 2011.  As it pertains to the Company, the only difference between the two computations is that SSAP No. 101 uses the current reporting period surplus figures whereas SSAP No. 10R uses the prior quarter surplus figures.

	December 31, 2012			December 31, 2011			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
			(Col 1+2)			(Col 4+5)	(Col 1-4)	(Col 2-5)	(Col 7+8)
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a) Admitted Pursuant to 11.a.	-	-	-	-		-	-	-	-
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	161,198	-	161,198	215,031	-	215,031	(53,833)	-	(53,833)
(c) 11.b.i	459,248	-	459,248	579,334	-	579,334	(120,086)	-	(120,086)
(d) 11.b.ii			161,198			215,031			(53,832)
(e) Admitted Pursuant to 11.c.	207,226	1,124	208,350	308,109	-	308,109	(100,883)	1,124	(99,759)
(f) Total admitted under 11.a. - 11.c.	368,424	1,124	369,548	523,140	-	523,140	(154,716)	1,124	(153,592)
(g) Deferred tax liabilities	207,226	1,124	208,350	308,109	-	308,109	(100,883)	1,124	(99,759)
Net admitted deferred tax asset/liability	161,198	-	161,198	215,031	-	215,031	(53,833)	-	(53,833)

	2012	2011
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	893%	708%

Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$1,074,655,679	$1,101,023,536

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

The following table provides the impact of tax planning strategies, if used in the Company's SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

	December 31, 2012			December 31, 2011			Change
	Ordinary	Capital		Ordinary	Capital
Description	Percent	Percent	Total Percent	Percent	Percent	Total Percent	Ordinary	Capital	Total Percent
Impact of Tax Planning Strategies

Adjusted Gross DTAs	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
(% of Total Adjusted Gross DTAs)

Net Admitted Adjusted Gross DTAs	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
(% of Total Net Admitted Adjusted
Gross DTAs)

The Company utilizes tax planning strategies in the calculation of its adjusted gross DTA.  However, due to the method prescribed for calculating the ratios for the net admitted DTA as shown in the above table, the percentage impact of using tax planning strategies used to calculate the adjusted gross DTA is not reflected in the table above.

The following tables provide the Company's significant components of income taxes incurred and the changes in DTAs and DTLs.

				Change	Change
(In Thousands)	December 31, 2012	December 31, 2011	December 31, 2010	2012 - 2011	2011 - 2010
Current Income Tax

Federal tax benefit from operations	$(84,977)	$(37,926)	$(25,108)	$(47,051)	$(12,818)
Federal tax expense on prior period adjustment	-	-	6,091	-	(6,091)
Federal income tax on net capital gains	(2,216)	9,659	52,206	(11,875)	(42,547)
Utilization of capital loss carry-forwards	-	(10,948)	(52,206)	10,948	41,258
Federal tax expense (benefit) on stock options	184	(982)	(569)	1,166	(413)
Current income tax benefit	$(87,009)	$(40,197)	$(19,586)	$(46,812)	$(20,611)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

(In Thousands)	December 31, 2012	December 31, 2011	Change
Deferred Tax Assets:

Ordinary
Policyholder reserves	$ 517,331	$ 536,293	$ (18,962)
Investments	213,028	165,450	47,578
Deferred acquisition costs	119,385	139,678	(20,293)
Net operating loss carry-forward	242,556	244,481	(1,925)
Other (including items <5% of total ordinary tax assets)	63,841	52,988	10,853
Total ordinary deferred tax assets	$ 1,156,141	$ 1,138,890	$ 17,251

Statutory valuation allowance adjustment	$ 361,941	$ -	$ 361,941

Nonadmitted	392,830	615,750	(222,920)

Admitted ordinary deferred tax assets	$ 401,370	$ 523,140	$ (121,770)

Capital:
Investments	-	66,124	(66,124)
Net capital loss carry-forward	17,856	5,458	12,398
Subtotal	$ 17,856	$ 71,582	$ (53,726)

Statutory valuation allowance adjustment	$ 17,856	$ -	$ 17,856

Nonadmitted	-	71,582	(71,582)

Admitted capital deferred tax assets	$ -	$ -	$ -

Admitted deferred tax assets	$ 401,370	$ 523,140	$ (121,770)

Deferred Tax Liabilities:

Ordinary
Investments	$ 135,748	$ 147,150	$ (11,402)
Policyholder reserves	89,539	147,072	(57,533)
Other (including items <5% of total ordinary tax liabilities)	14,885	13,887	998
Subtotal	$ 240,172	$ 308,109	$ (67,937)

Capital:
Investments	-	-	-
Subtotal	$ -	$ -	$ -

Deferred tax liabilities	$ 240,172	$ 308,109	$ (67,937)

Net admitted deferred tax assets/liabilities	$ 161,198	$ 215,031	$ (53,833)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

The following table provides a reconciliation of the impact of adoption of SSAP No. 101:

Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) under SSAP No. 101	$(53,833)
Less: Tax effect of unrealized gains/(losses)	(60,568)
Less: Change in net admitted deferred tax assets as a result of the adoption of SSAP No. 101	(49,877)
Change in net admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$56,612

Deferred Tax Assets Nonadmitted under SSAP No. 101	$(294,502)
Less: Change in non-admitted deferred tax assets as a result of the adoption of SSAP No. 101	49,877
Change in non-admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$(344,379)

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2012	December 31, 2011	Change
Total deferred tax assets	$1,173,997	$1,210,472	$(36,475)
Total deferred tax liabilities	240,172	308,109	(67,937)
Net deferred tax asset	$933,825	$902,363	$31,462
Statutory valuation allowance	(379,797)	-	(379,797)
Net deferred tax assets/liabilities	$554,028	$902,363	$(348,335)
Tax effect of unrealized (gains)/losses			(60,568)
Change in net deferred income tax			$(287,767)

Change in net deferred income tax (before admissibility) due to the adoption of SSAP 101			49,877
Change in net deferred income tax (before admissibility) excluding the effects of SSAP 101			$(337,644)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes. The significant items causing this difference at December 31, 2012, 2011 and 2010 are as follows:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

(In Thousands)	December 31, 2012			December 31, 2011			December 31, 2010
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net gain from operations	$(41,797)	$(14,629)	3.3%	$(423,255)	$(148,139)	28.6%	$72,267	$25,294	-12.5%
Pre-tax capital gains - Pre IMR	(401,177)	(140,412)	31.7%	(94,595)	(33,108)	6.4%	(274,828)	(96,190)	47.5%
Dividends Received Deduction		(14,000)	3.2%		(14,000)	2.7%		(14,000)	6.9%
Tax Credits		(4,739)	1.1%		(4,281)	0.8%		(3,930)	1.9%
Non-deductible expenses		545	-0.1%		669	-0.1%		639	-0.3%
Change in tax contingency reserves		(1,860)	0.4%		1,676	-0.3%		4,153	-2.1%
Reversal of IMR		(4,743)	1.1%		(8,270)	1.6%		3,932	-1.9%
Change in non-admitted assets		4,763	-1.1%		1,605	-0.3%		(777)	0.4%
Prior year adjustments		(2,455)	0.6%		(5,728)	1.1%		3,149	-1.6%
Prior period adjustment booked to Surplus		-	0.0%		-	0.0%		6,091	-3.0%
Change in statutory valuation allowance		379,797	-85.9%		-	0.0%		-	0.0%
Other		(1,509)	0.3%		-	0.0%		(129)	0.1%
Total statutory income taxes		$200,758	-45.4%		$(209,576)	40.5%		$(71,768)	35.4%

Federal income taxes incurred		$(87,009)	19.6%		$(40,197)	7.8%		$(19,586)	9.6%
Change in net deferred income taxes		287,767	-65.0%		(169,379)	32.7%		(52,182)	25.8%
Total statutory income taxes		$200,758	-45.4%		$(209,576)	40.5%		$(71,768)	35.4%

At December 31, 2012, the Company has $693.0 million of net operating losses carryforwards, which will begin to expire, if not utilized, in 2023.  At December 31, 2012, the Company has $51.0 million of capital loss carryforward, which will expire, if not utilized, in 2014. At December 31, 2012, the Company has $6.2 million of foreign tax credit carryforwards, which will begin to expire if not utilized, in 2019. At December 31, 2012, the Company has $6.2 million of LIHTC carryforwards, which will expire, if not utilized, in 2029.  At December 31, 2012, the Company has no Minimum Tax Credits.

At December 31, 2012, the following are income tax expenses (benefits) incurred in current and prior years that will be available for recoupment in the event of future net losses (gains) (in thousands):

2012	$ (64,460)
2011	(59,740)
2010	(65,258)

The Company did not pay income taxes for the years ended December 31, 2012, 2011 or 2010.

A reconciliation of the beginning and ending balances of tax contingencies computed in accordance with SSAP No. 101 and No. 5R is as follows:

(In Thousands)	2012	2011
Balance, beginning of year	$ 1,477	$ 3,625
Gross increases related to tax positions in prior years	-	-
Gross decreases related to tax positions in prior years	-	-
Gross increases related to tax positions in current year	-	-
Settlements	-	(2,148)
Close of tax examinations/statutes of limitations	-	-
Balance, end of year	$ 1,477	$ 1,477

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

Included above in the balance of tax contingencies are liabilities for unrecognized tax benefits (“UTBs”) related to permanent tax adjustments, exclusive of interest.  If recognized, these amounts would favorably affect the Company’s effective tax rate on income from operations in future periods, exclusive of any related interest.

The Company recognizes interest accrued related to UTBs in income tax expense.  The Company had accrued interest balance of $6.3 million and $9.2 million as of December 31, 2012 and 2011, respectively. The Company recognized $2.9 million in gross interest benefit related to UTBs during the year ended December 31, 2012. The Company has not accrued any penalties related to UTBs.

As of December 31, 2012, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2003.  In August 2006, the Internal Revenue Service (“IRS”) issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments and the case was assigned to The Appeals Division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and have no material impact on the Company’s financial statements.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company disagreed with some of the adjustments and filed a protest, which was assigned to Appeals in 2009.  On May 27, 2010 the IRS held opening conference for the 2003 and 2004 Appeal.  The Company is involved in discussions with the IRS to reach a resolution. On January 6, 2011 the IRS issued a Revenue Agent’s Report for the Company for tax years 2005 and 2006. The Company disagrees with some of the issues and is in the process of filing a protest.

While the final outcome of the appeals and ongoing tax examinations is not determinable, the Company has recorded its best estimate of potential liability and does not believe that any adjustments would be material to its financial position.

On August 4, 2011, the IRS held Open Conference for the tax years 2007-2009.  The Company is in the process of responding to the IRS requests for information.  The Company also provided the disclosure letter to the IRS on September 21, 2011.

The Company will file a consolidated return with SLC – U.S. Ops Holdings for the year ended December 31, 2012, as the Company did for the years ended December 31, 2011 and 2010.

The Company has a written agreement approved by the Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation.  Pursuant to this agreement, allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group.  Intercompany tax balances are settled on a quarterly basis, with a final true up after filing of the federal income tax return, as prescribed by the terms of the tax sharing agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated federal income tax return for 2012 with the following affiliates:

Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	Sun Life Financial (U.S.) Reinsurance Company
Sun Life Financial (U.S.) Holdings, Inc.	Massachusetts Financial Services Company
Sun Life Financial (Japan), Inc.	MFS Investment Management K.K.
Sun Life Financial (U.S.) Finance, Inc.	MFS Fund Distributors, Inc.
Sun Canada Financial Co.	MFS Service Center, Inc.
Sun Life Financial Distributors, Inc.	MFS Institutional Advisors, Inc.
Clarendon Insurance Agency, Inc.	MFS Heritage Trust Company
Sun Life of Canada (U.S.) Holdings, Inc.	California Benefits Dental Plan
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Sun Life Administrators (U.S.), Inc.
Sun Life Assurance Company of Canada (U.S.)	Dental Holdings, Inc.
Independence Life and Annuity Company	Sun Life Financial (U.S.) Services Company, Inc.

16.  CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions.  The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of:  (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company was not permitted to pay dividends in 2012 without prior approval from the Delaware Commissioner of Insurance.

No dividends were paid to the Parent during 2012. Extra ordinary dividends of $300 million were paid to the Parent during 2011. No dividends were paid to the Parent during 2010.

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items at December 31, 2012 and 2011 was as follows (in thousands):

	2012	2011
Net unrealized capital losses, excluding deferred tax	$81,981	$(137,151)
Non-admitted assets	(401,635)	(707,402)
Asset valuation reserve	(47,141)	(188,181)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

17.  RISK-BASED CAPITAL

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products.  The Company has met the minimum RBC requirements at December 31, 2012 and 2011.

18.  COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company has commitments for partnership investments of $11.5 million and $11.8 million as of December 31, 2012 and 2011, respectively.

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The pending liquidation of Executive Life Insurance Company, along with other insolvencies reported by National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $10.2 million for guaranty fund assessments as of December 31, 2012. The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

18.  COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The issue was included in the 2012-2013 Priority Guidance Plan, issued on November 19, 2012, as one of the projects the IRS intends to work on in 2013. The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives. For the years ended December 31, 2012,  2011 and 2010, the Company’s financial statements reflect benefits of $11.6 million, $13.8 million and $10.6 million, respectively, related to the separate account DRD.

The Company recorded adjustments as of, and for the twelve months ended, December 31, 2011 due to inaccurate interest rates on certain contract loan balances processed during the year, and in prior years, related to SPWL policies (see Note 1). The Company continues to investigate the interest rates used on SPWL contract loans outstanding in prior years, although management has not determined a reasonable estimate for any remaining potential future adjustments at this time.  Potential future adjustments will also be subject to the 100% funds-withheld reinsurance agreement with SLOC.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under non-cancelable operating lease agreements.  Rental expenses, including allocated amounts, for 2012, 2011 and 2010 were approximately $5.4 million, $5.7 million and $5.9 million, respectively.

The Company had previously transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction.  At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis.  During December, 2012, the value of the assets transferred were written down to zero, and the remaining liability was amortized into income.  The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted.  The Company has no remaining future minimum lease payments related to these assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

18.  COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Leasing is not a significant part of the Company’s business activities.  At December 31, 2012, the Company leased office space to its affiliate, the U.S. Branch.  This lease was scheduled to expire in December 2014 and included options to extend the terms for each of twelve successive five-year terms at fair market rental. This lease was revised on January 1, 2013.  Refer to Note 19.

19.  SUBSEQUENT EVENTS

Effective January 1, 2013, the Company revised the lease agreement with its affiliate, the US Branch, to assign the rights, liabilities and obligations under the lease from the U.S. Branch to another affiliate, Sun Life Services.  The lease was amended to be a 20 year term, subject to termination rights every 5th year after the start of the lease.

In December 2012, the Board of Directors of the Company approved the recapture of 100 percent of the risks under certain single premium whole life insurance policies that are currently reinsured to its affiliate, SLOC, pursuant to a December 31, 2003 reinsurance agreement.  The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

During December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of the Company’s wholly-owned subsidiary, ILAC, to the Parent. The Company received regulatory approval and ILAC was distributed effective January 1, 2013.  The impact to the Company's surplus was a decrease of $64.2 million.  The Company recorded the distribution as a return of gross paid in and contributed surplus.

Subsequent events were evaluated through the issuance of the audited statutory-basis financial statements, which were made available on April 24, 2013.  No events were identified subsequent to the filing of the Company’s Annual Statement on March 1, 2013, other than those disclosed above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS

The following OTTI was recognized during the statement year on loan-backed or structured securities that the Company had either intent to sell or inability to hold until recovery.

	(1) Amortized Cost Basis Before Other-than-Temporary Impairment	(2) Other-than-Temporary Impairment Recognized in Loss		(3) Fair Value 1 - (2a + 2b)
(In Thousands)		2(a) Interest	2(b) Non-Interest

OTTI recognized 1st Quarter

a. Intent to sell	$ -	$ -	$ -	$ -
b. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -
c. Total 1st Quarter	$ -	$ -	$ -	$ -

OTTI recognized 2nd Quarter

d. Intent to sell	$ -	$ -	$ -	$ -
e. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -
f. Total 2nd Quarter	$ -	$ -	$ -	$ -

OTTI recognized 3rd Quarter

g. Intent to sell	$ -	$ -	$ -	$ -
h. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -
i. Total 3rd Quarter	$ -	$ -	$ -	$ -

OTTI recognized 4th Quarter

j. Intent to sell	$1,020,430	$ -	$ 309,060	$ 711,370
k. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -

l. Total 4th Quarter	$1,020,430	$ -	$ 309,060	$ 711,370

m. Annual Aggregate Total		$ -	$ 309,060

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

The following table presents details on credit impairments recorded on loan-backed and structured securities pursuant to SSAP No. 43R for the year ended December 31, 2012.

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

04542BMV1	$ 715,694	$ 616,316	$ 99,379	$ 616,316	$ 616,316	03/31/2012
058931BR6	701,587	599,987	101,600	599,987	420,046	03/31/2012
05948KCC1	1,364,954	1,364,675	279	1,364,675	1,364,675	03/31/2012
05948KCD9	488,310	427,848	60,463	427,848	427,848	03/31/2012
05948KDV8	209,699	99,825	109,875	99,825	99,825	03/31/2012
05948KHW2	690,518	689,185	1,333	689,185	689,185	03/31/2012
05948KMR7	1,950,097	1,947,662	2,434	1,947,662	1,947,662	03/31/2012
05948KST7	967,969	617,006	350,962	617,006	617,006	03/31/2012
05948KTP4	1,085,092	1,083,831	1,261	1,083,831	1,083,831	03/31/2012
05948KVE6	1,631,340	1,628,616	2,723	1,628,616	1,628,616	03/31/2012
05948KVF3	252,137	158,148	93,989	158,148	158,148	03/31/2012
05948KYD5	657,184	526,678	130,506	526,678	309,738	03/31/2012
05948X2A8	2,046,752	2,043,928	2,824	2,043,928	1,697,023	03/31/2012
05948XD99	3,984,971	3,981,293	3,679	3,981,293	3,651,260	03/31/2012
05948XY96	2,720,165	2,716,433	3,732	2,716,433	2,239,994	03/31/2012
05949AQL7	6,115,675	6,112,074	3,601	6,112,074	4,665,375	03/31/2012
05949AYP9	795,413	779,024	16,389	779,024	779,024	03/31/2012
05949CBN5	259,273	249,951	9,323	249,951	97,533	03/31/2012
05949CQD1	6,425,577	6,422,496	3,082	6,422,496	6,320,767	03/31/2012
05949QBV6	218,552	151,576	66,976	151,576	65,243	03/31/2012
06052LAA5	10,739,243	10,705,683	33,560	10,705,683	10,649,697	03/31/2012
12513YAK6	1,981,016	1,351,747	629,270	1,351,747	1,351,747	03/31/2012
12669FQF3	238,607	154,420	84,187	154,420	154,420	03/31/2012
12669FXC2	432,867	368,405	64,462	368,405	368,405	03/31/2012
172973D63	3,018,944	3,018,834	110	3,018,834	2,788,378	03/31/2012
17309BAB3	772,049	745,969	26,081	745,969	612,640	03/31/2012
225308BG9	18,592,800	2,092,800	16,500,000	2,092,800	2,092,800	03/31/2012
32051GD77	278,429	-	278,429	-	30	03/31/2012
32051GMN2	1,500,725	1,500,274	451	1,500,274	1,500,274	03/31/2012
32051GRL1	951	-	951	-	13	03/31/2012
32051GWZ4	829,084	446,352	382,732	446,352	446,352	03/31/2012
32052LAC7	3,340,036	3,339,853	183	3,339,853	3,119,776	03/31/2012
32052LAT0	106,944	-	106,944	-	13,883	03/31/2012
362341EV7	34,276	15,370	18,906	15,370	18	03/31/2012
36828QQS8	1,410,040	827,520	582,520	827,520	827,520	03/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

41161PNC3	$ 261,414	$ 160,813	$ 100,602	$ 160,813	$ 180,057	03/31/2012
466247HG1	206,664	180,929	25,735	180,929	180,929	03/31/2012
466247RD7	82,517	78,118	4,399	78,118	78,118	03/31/2012
466247ST1	151,358	70,222	81,137	70,222	70,222	03/31/2012
466247WV1	1,201,854	175,584	1,026,270	175,584	175,584	03/31/2012
46625M7A1	3,593,085	3,147,948	445,137	3,147,948	1,752,828	03/31/2012
46625YDW0	1,816,954	800,012	1,016,942	800,012	800,012	03/31/2012
46625YNY5	2,221,575	1,349,946	871,629	1,349,946	1,349,946	03/31/2012
46625YRC9	2,775,579	1,267,316	1,508,263	1,267,316	1,267,316	03/31/2012
46629PAJ7	156,286	78,838	77,449	78,838	78,838	03/31/2012
46630VAQ5	1,400,777	671,778	728,999	671,778	671,778	03/31/2012
57643LRK4	1,056,919	986,257	70,662	986,257	461,415	03/31/2012
57643MAY0	495,692	475,334	20,359	475,334	381,220	03/31/2012
68403BAE5	5,161,869	5,127,228	34,641	5,127,228	3,930,695	03/31/2012
69335YAJ5	1,184,975	1,184,186	789	1,184,186	1,184,186	03/31/2012
73316PCL2	403,403	329,086	74,318	329,086	329,086	03/31/2012
749577AA0	18,562,056	18,547,193	14,864	18,547,193	16,598,553	03/31/2012
74958AAD6	5,213,223	5,183,195	30,028	5,183,195	4,690,130	03/31/2012
74958EAG1	9,758,550	9,745,382	13,168	9,745,382	9,132,248	03/31/2012
74958YAA0	4,219,010	4,196,925	22,085	4,196,925	4,014,899	03/31/2012
75970NAT4	535,899	489,193	46,706	489,193	323,601	03/31/2012
75970QAF7	4,983,532	4,938,546	44,986	4,938,546	2,777,406	03/31/2012
759950DT2	447,341	280,066	167,275	280,066	273,148	03/31/2012
760985D32	322,777	303,961	18,817	303,961	303,961	03/31/2012
760985XY2	335,948	242,263	93,685	242,263	242,263	03/31/2012
760985XZ9	44,887	39,772	5,115	39,772	39,772	03/31/2012
760985ZJ3	445,376	414,982	30,393	414,982	414,982	03/31/2012
76110WWJ1	467,919	465,398	2,521	465,398	465,398	03/31/2012
76111J2B9	2,281,454	2,277,098	4,356	2,277,098	1,926,738	03/31/2012
76111J7T5	670,771	670,338	433	670,338	606,234	03/31/2012
76111XPG2	220,812	211,825	8,987	211,825	211,825	03/31/2012
863576AT1	16,377	2,215	14,161	2,215	24	03/31/2012
863576CV4	3,404,658	2,294,503	1,110,155	2,294,503	2,294,503	03/31/2012
929227WP7	20,269	19,764	505	19,764	12,939	03/31/2012
929227Z66	4,959,994	4,958,183	1,811	4,958,183	3,724,548	03/31/2012
92922FH27	54,290	8,821	45,469	8,821	30,269	03/31/2012
939336Y31	193,154	150,850	42,303	150,850	150,850	03/31/2012
94981FAN2	1,237,573	1,216,932	20,641	1,216,932	1,216,932	03/31/2012
94983JAJ1	128,041	84,399	43,642	84,399	84,399	03/31/2012
04542BMW9	80,317	39,797	40,520	39,797	39,797	06/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05946XGH0	$ 813,629	$ 768,919	$ 44,710	$ 768,919	$ 768,919	06/30/2012
05948KCD9	617,923	386,581	231,342	386,581	386,581	06/30/2012
05948KGM5	294,205	244,424	49,782	244,424	244,424	06/30/2012
+05948KHW2	868,719	749,954	118,766	749,954	749,954	06/30/2012
05948KST7	612,021	408,363	203,658	408,363	408,363	06/30/2012
05948KVF3	228,995	194,345	34,650	194,345	194,345	06/30/2012
05949AXN5	586,035	579,458	6,577	579,458	579,458	06/30/2012
05949AYP9	692,554	653,266	39,288	653,266	653,266	06/30/2012
05949QBV6	117,358	-	117,358	-	17,061	06/30/2012
1248P8AC3	2,509,395	2,504,861	4,534	2,504,861	2,590,501	06/30/2012
12501RAC3	1,001,102	996,001	5,101	996,001	876,862	06/30/2012
12666CAF0	69,224	68,773	451	68,773	312,970	06/30/2012
12669FHU0	776,196	717,077	59,119	717,077	717,077	06/30/2012
12669FQF3	204,038	157,319	46,719	157,319	157,319	06/30/2012
12669FSH7	1,040,603	937,822	102,781	937,822	937,822	06/30/2012
12669FXC2	502,793	428,930	73,862	428,930	428,930	06/30/2012
17309BAB3	643,529	629,429	14,100	629,429	489,050	06/30/2012
20173QAK7	2,895,563	1,057,500	1,838,063	1,057,500	1,057,500	06/30/2012
21075WBM6	303,235	302,288	947	302,288	302,419	06/30/2012
225308BG9	4,172,944	-	4,172,944	-	1,339,470	06/30/2012
31846LBT2	92,792	91,839	953	91,839	82,327	06/30/2012
31846LBW5	136,856	133,130	3,726	133,130	133,667	06/30/2012
32051GVB8	840,900	142,131	698,769	142,131	142,131	06/30/2012
32051GWZ4	878,164	388,198	489,966	388,198	388,198	06/30/2012
362341EV7	13,255	-	13,255	-	16	06/30/2012
36242DYN7	76,375	27,308	49,066	27,308	115,440	06/30/2012
393505MU3	427,713	406,940	20,774	406,940	431,375	06/30/2012
393505QN5	9,005	8,862	143	8,862	9,104	06/30/2012
393505QZ8	3,666,005	3,550,607	115,398	3,550,607	3,894,727	06/30/2012
393505SU7	320,188	299,393	20,795	299,393	329,814	06/30/2012
393505UU4	1,154,212	1,144,485	9,727	1,144,485	1,183,337	06/30/2012
393505VW9	95,387	93,890	1,497	93,890	97,747	06/30/2012
396789KD0	3,107,559	2,384,646	722,913	2,384,646	626,416	06/30/2012
41161PNC3	137,072	106,403	30,669	106,403	117,578	06/30/2012
456684AA7	12,528,669	6,278,669	6,250,000	6,278,669	4,225,000	06/30/2012
466247HG1	196,878	155,188	41,690	155,188	155,188	06/30/2012
466247QP1	1,395,960	1,333,695	62,265	1,333,695	1,088,306	06/30/2012
466247ST1	139,130	102,574	36,556	102,574	65,561	06/30/2012
466247WV1	196,405	180,495	15,910	180,495	180,495	06/30/2012
46625M7A1	3,147,948	2,231,715	916,233	2,231,715	1,793,551	06/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

46630VAQ5	$ 2,447,271	$ 1,451,528	$ 995,743	$ 1,451,528	$ 841,146	06/30/2012
477122AU9	240,828	-	240,828	-	787	06/30/2012
52108H3S1	3,096,806	2,089,661	1,007,145	2,089,661	260,747	06/30/2012
59549NAA1	4,863,223	4,846,795	16,429	4,846,795	5,015,851	06/30/2012
59549NAD5	1,442,539	1,441,623	916	1,441,623	1,462,399	06/30/2012
59549RAC8	773,345	765,179	8,166	765,179	709,032	06/30/2012
59549WAD5	2,219,088	2,218,604	485	2,218,604	2,202,269	06/30/2012
59560UAC5	4,311,890	4,308,300	3,590	4,308,300	4,528,580	06/30/2012
68403BAE5	5,127,228	5,103,385	23,843	5,103,385	3,891,963	06/30/2012
68619ABJ5	1,109,239	1,109,036	202	1,109,036	1,125,607	06/30/2012
749577AA0	17,487,126	16,877,535	609,591	16,877,535	15,822,388	06/30/2012
74958AAD6	4,987,417	4,849,256	138,160	4,849,256	4,422,437	06/30/2012
74958EAG1	9,572,748	9,454,153	118,595	9,454,153	8,949,993	06/30/2012
74958YAA0	3,974,466	3,927,508	46,957	3,927,508	3,701,205	06/30/2012
760985D32	323,164	293,859	29,306	293,859	293,859	06/30/2012
760985YX3	451,882	447,707	4,175	447,707	134,790	06/30/2012
760985ZJ3	431,796	415,711	16,084	415,711	415,711	06/30/2012
76110VBX5	415,523	411,351	4,172	411,351	402,988	06/30/2012
76110WWJ1	470,690	453,768	16,922	453,768	453,768	06/30/2012
76111J2B9	2,102,528	2,086,732	15,796	2,086,732	1,778,712	06/30/2012
76111J5M2	2,239,142	2,219,079	20,063	2,219,079	2,145,225	06/30/2012
76111XPE7	2,654,650	2,651,441	3,210	2,651,441	2,415,022	06/30/2012
76111XPG2	458,936	278,907	180,030	278,907	278,907	06/30/2012
76111XXX6	45,922	-	45,922	-	20	06/30/2012
79548KA73	2,701,839	2,701,296	543	2,701,296	1,607,639	06/30/2012
863576AT1	2,022	-	2,022	-	22	06/30/2012
863576CV4	2,798,169	2,249,080	549,090	2,249,080	2,249,080	06/30/2012
921796GR3	1,205,010	1,190,001	15,008	1,190,001	1,172,989	06/30/2012
921796HD3	1,805,081	1,729,936	75,146	1,729,936	1,834,646	06/30/2012
921796KF4	5,270,632	4,997,633	272,999	4,997,633	5,150,024	06/30/2012
929227K21	918,408	918,261	147	918,261	830,594	06/30/2012
929227Z66	4,593,605	4,593,065	541	4,593,065	3,609,181	06/30/2012
92922FH27	6,738	2,797	3,941	2,797	19,868	06/30/2012
92922FXB9	108,270	99,938	8,332	99,938	99,938	06/30/2012
92978MAL0	2,782,435	1,632,069	1,150,366	1,632,069	1,632,069	06/30/2012
939336RN5	4,666,141	4,636,794	29,347	4,636,794	4,380,807	06/30/2012
939336TY9	2,312,992	2,310,770	2,222	2,310,770	2,264,249	06/30/2012
939336TZ6	880,953	880,531	422	880,531	829,849	06/30/2012
939336Y31	160,147	98,334	61,813	98,334	98,334	06/30/2012
94979YBC8	3,273,949	3,236,450	37,499	3,236,450	2,333,711	06/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

94980DAE8	$ 4,049,806	$ 4,030,147	$ 19,659	$ 4,030,147	$ 3,064,033	06/30/2012
94980XAS3	5,352,047	5,326,963	25,084	5,326,963	4,030,375	06/30/2012
94981FAN2	1,326,845	1,083,762	243,083	1,083,762	1,083,762	06/30/2012
94981UAL3	330,943	276,749	54,194	276,749	276,749	06/30/2012
94981YAA9	1,514,980	1,488,146	26,835	1,488,146	1,344,060	06/30/2012
94983JAJ1	74,848	60,982	13,866	60,982	53,699	06/30/2012
94983NAN3	26,535	9,992	16,543	9,992	30,202	06/30/2012
000780AV8	3,773,810	3,771,157	2,653	3,771,157	3,505,489	09/30/2012
03072SQX6	365,142	334,757	30,385	334,757	334,757	09/30/2012
03927PAE8	2,669,908	1,274,175	1,395,733	1,274,175	1,274,175	09/30/2012
04542BMW9	62,425	12,017	50,408	12,017	24,653	09/30/2012
05946XGH0	750,322	682,238	68,083	682,238	682,238	09/30/2012
05948KCC1	1,088,395	1,086,064	2,330	1,086,064	1,086,064	09/30/2012
05948KCD9	350,011	325,534	24,476	325,534	325,534	09/30/2012
05948KGM5	212,693	198,496	14,197	198,496	198,496	09/30/2012
05948KJX8	3,647,492	3,644,707	2,785	3,644,707	3,644,707	09/30/2012
05948KMR7	2,219,299	2,212,190	7,110	2,212,190	2,212,190	09/30/2012
05948KST7	425,000	363,068	61,932	363,068	363,068	09/30/2012
05948KTP4	1,283,329	1,278,733	4,596	1,278,733	1,278,733	09/30/2012
05948KVE6	2,019,251	2,008,165	11,085	2,008,165	2,008,165	09/30/2012
05948KVF3	432,977	129,568	303,409	129,568	129,568	09/30/2012
05948KYD5	521,288	473,190	48,099	473,190	396,143	09/30/2012
05948X2A8	1,920,380	1,906,116	14,264	1,906,116	1,597,823	09/30/2012
05948XD99	3,714,841	3,708,274	6,567	3,708,274	3,174,683	09/30/2012
05948XY96	2,555,519	2,550,616	4,903	2,550,616	1,958,416	09/30/2012
059497AB3	971,154	681,261	289,893	681,261	202,500	09/30/2012
059497AF4	539,296	243,900	295,396	243,900	243,900	09/30/2012
05949AQL7	5,841,980	5,838,205	3,775	5,838,205	4,512,178	09/30/2012
05949AXN5	430,549	297,518	133,031	297,518	297,518	09/30/2012
05949AYP9	611,267	176,848	434,419	176,848	176,848	09/30/2012
06051GCY3	4,595,510	4,582,076	13,434	4,582,076	3,925,990	09/30/2012
07324YAK5	457,369	334,344	123,025	334,344	185,813	09/30/2012
12666CAF0	68,773	66,632	2,142	66,632	269,125	09/30/2012
12669EGX8	318,804	298,854	19,950	298,854	298,854	09/30/2012
12669ETE6	2,128,731	2,127,955	776	2,127,955	1,889,322	09/30/2012
12669FXC2	369,370	340,219	29,152	340,219	340,219	09/30/2012
161546DN3	215,462	215,314	148	215,314	215,314	09/30/2012
16162WGC7	2,912,279	2,910,768	1,511	2,910,768	2,734,032	09/30/2012
172973D63	2,683,774	2,681,683	2,090	2,681,683	2,485,428	09/30/2012
17307GPH5	516,665	413,826	102,839	413,826	413,826	09/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

17309BAB3	$ 616,605	$ 603,094	$ 13,511	$ 603,094	$ 514,995	09/30/2012
22545LAT6	161,272	106,492	54,779	106,492	37,725	09/30/2012
294751DF6	555,914	554,387	1,527	554,387	468,300	09/30/2012
32051GMN2	1,512,009	1,501,420	10,589	1,501,420	1,501,420	09/30/2012
32051GZ99	6,781,183	6,778,396	2,787	6,778,396	6,783,895	09/30/2012
32052LAC7	3,198,430	3,193,132	5,298	3,193,132	3,234,469	09/30/2012
36242DYN7	19,538	-	19,538	-	12	09/30/2012
378961AF3	5,205,677	5,204,611	1,066	5,204,611	5,204,611	09/30/2012
466247RD7	357,231	59,623	297,609	59,623	59,623	09/30/2012
46629PAJ7	189,295	74,400	114,895	74,400	74,400	09/30/2012
55265KZR3	6,378,549	6,373,570	4,979	6,373,570	5,461,822	09/30/2012
55265WAT0	2,537,801	2,536,316	1,484	2,536,316	2,428,114	09/30/2012
57643MAY0	442,492	404,433	38,059	404,433	372,182	09/30/2012
57643MHT4	2,647,499	2,644,323	3,176	2,644,323	2,224,674	09/30/2012
59022HEB4	1,433,024	1,186,130	246,894	1,186,130	1,186,130	09/30/2012
68403BAE5	5,103,385	5,077,281	26,103	5,077,281	4,603,481	09/30/2012
69335YAJ5	1,652,558	1,649,885	2,673	1,649,885	1,649,885	09/30/2012
75970NAT4	489,193	459,097	30,096	459,097	224,639	09/30/2012
75970QAF7	4,934,658	4,852,220	82,438	4,852,220	2,989,145	09/30/2012
760985TP6	1,050,089	1,048,112	1,977	1,048,112	873,467	09/30/2012
760985U41	1,340,645	1,338,080	2,565	1,338,080	1,181,235	09/30/2012
76110VPG7	1,548,634	1,546,137	2,496	1,546,137	1,361,480	09/30/2012
76110WVR4	2,536,501	2,536,280	221	2,536,280	2,304,801	09/30/2012
76111XPE7	2,519,361	2,518,070	1,291	2,518,070	2,249,408	09/30/2012
76111XPF4	811,414	811,390	24	811,390	811,390	09/30/2012
863576CV4	2,362,966	2,102,173	260,793	2,102,173	2,102,173	09/30/2012
90263BHE1	858,821	858,614	207	858,614	626,816	09/30/2012
9292275R3	2,378,957	2,166,853	212,104	2,166,853	2,145,124	09/30/2012
929227Z66	4,382,182	4,378,491	3,692	4,378,491	3,452,223	09/30/2012
92922FH27	1,415	-	1,415	-	7,979	09/30/2012
92922FKK3	2,953,747	2,952,625	1,122	2,952,625	2,381,767	09/30/2012
92922FXB9	129,197	88,100	41,097	88,100	88,100	09/30/2012
939336Y31	64,026	57,621	6,404	57,621	57,621	09/30/2012
94979YBC8	3,084,646	3,062,528	22,117	3,062,528	2,213,461	09/30/2012
94980DAE8	3,717,296	3,673,130	44,166	3,673,130	2,812,807	09/30/2012
94980DAF5	1,060,283	1,049,531	10,751	1,049,531	734,157	09/30/2012
94980XAS3	5,107,600	5,070,816	36,784	5,070,816	3,853,180	09/30/2012
94980XAT1	1,230,611	1,223,894	6,717	1,223,894	795,303	09/30/2012
94981UAL3	344,475	217,651	126,824	217,651	217,651	09/30/2012
94983JAJ1	41,256	23,725	17,531	23,725	24,994	09/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

94983NAN3	$ 7,568	$ -	$ 7,568	$ -	$ 16,503	09/30/2012
000780AV8	3,631,960	3,373,039	258,920	3,373,039	3,373,039	12/31/2012
000780AX4	632,839	494,104	138,735	494,104	494,104	12/31/2012
000780GM2	641,496	580,112	61,384	580,112	580,112	12/31/2012
000780KJ4	1,502,924	1,430,437	72,487	1,430,437	1,430,437	12/31/2012
03072SQW8	2,410,465	274,833	2,135,632	274,833	274,833	12/31/2012
03072SQX6	2,181,658	272,104	1,909,555	272,104	272,104	12/31/2012
03702WAK0	765,304	5,798	759,506	5,798	63,700	12/31/2012
03927PAE8	2,117,730	1,880,925	236,805	1,880,925	1,880,925	12/31/2012
03927PAG3	26,498	1,500	24,998	1,500	1,500	12/31/2012
04542BMV1	2,109,131	432,010	1,677,121	432,010	432,010	12/31/2012
04542BMW9	9,160	995	8,165	995	14,074	12/31/2012
04544PAE9	5,045,815	2,277,369	2,768,447	2,277,369	2,277,369	12/31/2012
058931BR6	492,314	362,427	129,887	362,427	362,427	12/31/2012
05946XFK4	965,693	859,524	106,170	859,524	859,524	12/31/2012
05946XGG2	12,209,071	8,097,849	4,111,222	8,097,849	8,097,849	12/31/2012
05946XGH0	2,283,933	275,682	2,008,251	275,682	275,682	12/31/2012
05948KCC1	1,793,613	1,027,297	766,316	1,027,297	1,027,297	12/31/2012
05948KCD9	515,781	212,674	303,107	212,674	212,674	12/31/2012
05948KCU1	3,611,435	3,182,928	428,508	3,182,928	3,182,928	12/31/2012
05948KDT3	5,870,079	5,000,447	869,633	5,000,447	5,000,447	12/31/2012
05948KDU0	2,745,012	679,951	2,065,061	679,951	679,951	12/31/2012
05948KDV8	463,283	58,777	404,507	58,777	58,777	12/31/2012
05948KGK9	4,488,181	3,895,049	593,132	3,895,049	3,895,049	12/31/2012
05948KGL7	2,052,683	1,304,035	748,648	1,304,035	1,304,035	12/31/2012
05948KGM5	824,286	216,911	607,375	216,911	216,911	12/31/2012
05948KHU6	5,521,363	4,588,665	932,698	4,588,665	4,588,665	12/31/2012
05948KHV4	2,354,051	1,838,724	515,327	1,838,724	1,838,724	12/31/2012
05948KHW2	872,047	643,697	228,350	643,697	643,697	12/31/2012
05948KJX8	4,258,031	3,581,872	676,159	3,581,872	3,581,872	12/31/2012
05948KJY6	1,947,804	1,299,490	648,314	1,299,490	1,299,490	12/31/2012
05948KJZ3	828,066	357,905	470,162	357,905	357,905	12/31/2012
05948KMR7	3,661,974	2,201,172	1,460,803	2,201,172	2,201,172	12/31/2012
05948KNU9	2,929,135	1,445,360	1,483,775	1,445,360	1,445,360	12/31/2012
05948KRR2	4,948,306	2,821,847	2,126,458	2,821,847	2,821,847	12/31/2012
05948KST7	1,326,119	169,803	1,156,316	169,803	169,803	12/31/2012
05948KTP4	3,939,151	1,126,244	2,812,906	1,126,244	1,126,244	12/31/2012
05948KVE6	4,656,909	1,929,566	2,727,343	1,929,566	1,929,566	12/31/2012
05948KVF3	428,800	83,931	344,869	83,931	83,931	12/31/2012
05948KYD5	429,431	271,410	158,022	271,410	271,410	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05948X2A8	$ 1,853,002	$ 1,553,812	$ 299,190	$ 1,553,812	$ 1,553,812	12/31/2012
05948X5C1	845,591	742,698	102,894	742,698	742,698	12/31/2012
05948XD99	3,625,545	3,159,458	466,087	3,159,458	3,159,458	12/31/2012
05948XDK4	903,540	833,783	69,757	833,783	833,783	12/31/2012
05948XUE9	7,158,303	5,731,682	1,426,621	5,731,682	5,731,682	12/31/2012
05948XUF6	3,288,311	856,922	2,431,389	856,922	856,922	12/31/2012
05948XXB2	2,815,031	2,505,151	309,880	2,505,151	2,505,151	12/31/2012
05948XXC0	1,106,743	876,673	230,070	876,673	876,673	12/31/2012
05948XXD8	533,167	388,739	144,428	388,739	388,739	12/31/2012
05948XY96	2,496,124	1,917,693	578,431	1,917,693	1,917,693	12/31/2012
059497AB3	681,261	225,133	456,128	225,133	225,133	12/31/2012
059497AF4	434,201	173,400	260,801	173,400	173,400	12/31/2012
05949AF47	1,309,453	963,444	346,009	963,444	963,444	12/31/2012
05949AQL7	5,727,666	4,429,748	1,297,918	4,429,748	4,429,748	12/31/2012
05949AXN5	2,508,229	243,109	2,265,120	243,109	243,109	12/31/2012
05949AYP9	551,783	116,393	435,390	116,393	116,393	12/31/2012
05949CBN5	201,153	115,049	86,103	115,049	115,049	12/31/2012
06051GCY3	4,454,613	3,755,089	699,524	3,755,089	3,755,089	12/31/2012
07324MAF2	1,145,368	851,220	294,148	851,220	851,220	12/31/2012
07324MAH8	604,972	50,022	554,950	50,022	50,022	12/31/2012
07324SCV2	1,581,889	961,411	620,478	961,411	961,411	12/31/2012
07324YAK5	324,507	105,993	218,514	105,993	105,993	12/31/2012
07325NBR2	2,661,291	1,186,041	1,475,250	1,186,041	1,186,041	12/31/2012
07388LAQ3	766,806	441,000	325,806	441,000	441,000	12/31/2012
12498NAB9	2,257,214	1,443,044	814,170	1,443,044	1,443,044	12/31/2012
12513EAU8	5,195,280	3,200,000	1,995,280	3,200,000	3,200,000	12/31/2012
12513YAK6	2,498,304	1,040,886	1,457,418	1,040,886	1,040,886	12/31/2012
12513YAS9	201,164	15,312	185,853	15,312	15,312	12/31/2012
12558MBM3	2,570,591	2,343,445	227,145	2,343,445	2,343,445	12/31/2012
12666CAF0	66,632	46,335	20,297	46,335	230,695	12/31/2012
126670ZM3	4,521,697	2,087,850	2,433,847	2,087,850	2,087,850	12/31/2012
126673DR0	5,490,616	1,790,140	3,700,476	1,790,140	1,790,140	12/31/2012
126673GC0	1,882,217	466,477	1,415,740	466,477	466,477	12/31/2012
126673JE3	2,921,722	893,016	2,028,706	893,016	893,016	12/31/2012
126673NF5	2,444,100	944,070	1,500,030	944,070	944,070	12/31/2012
126673P48	3,689,072	646,771	3,042,301	646,771	646,771	12/31/2012
126673ZW5	6,875,193	1,063,355	5,811,838	1,063,355	1,063,355	12/31/2012
126673ZZ8	916,600	41,589	875,012	41,589	41,589	12/31/2012
12667FD44	853,903	319,652	534,251	319,652	319,652	12/31/2012
12669EGX8	472,125	284,016	188,110	284,016	284,016	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

12669ETE6	$ 2,023,158	$ 1,796,839	$ 226,319	$ 1,796,839	$ 1,796,839	12/31/2012
12669FHU0	912,916	642,756	270,160	642,756	642,756	12/31/2012
12669FQF3	134,883	45,887	88,996	45,887	45,887	12/31/2012
12669FSH7	1,816,823	1,457,594	359,228	1,457,594	1,457,594	12/31/2012
12669FXC2	1,316,705	218,161	1,098,544	218,161	218,161	12/31/2012
12669GJK8	3,420,402	1,485,355	1,935,047	1,485,355	1,485,355	12/31/2012
14986DAT7	276,103	191,320	84,783	191,320	191,320	12/31/2012
14986DAU4	99,856	-	99,856	-	57,684	12/31/2012
161546DN3	294,891	266,211	28,680	266,211	266,211	12/31/2012
161546GN0	1,191,358	1,050,069	141,289	1,050,069	1,050,069	12/31/2012
161546HW9	965,266	907,139	58,127	907,139	907,139	12/31/2012
16162WGC7	2,798,809	2,629,303	169,506	2,629,303	2,629,303	12/31/2012
16162WJZ3	1,853,947	1,554,159	299,788	1,554,159	1,554,159	12/31/2012
172973D63	2,577,404	2,391,535	185,869	2,391,535	2,391,535	12/31/2012
172973D89	654,772	550,705	104,067	550,705	550,705	12/31/2012
172973TG4	424,156	352,045	72,111	352,045	352,045	12/31/2012
172973UY3	1,672,701	1,509,911	162,790	1,509,911	1,509,911	12/31/2012
172973YG8	831,247	781,798	49,449	781,798	781,798	12/31/2012
17307GPH5	2,031,634	422,513	1,609,121	422,513	422,513	12/31/2012
17307GVL9	7,821,564	7,095,384	726,180	7,095,384	7,095,384	12/31/2012
17309BAB3	591,631	520,323	71,308	520,323	520,323	12/31/2012
17311QBS8	5,804,504	1,671,609	4,132,895	1,671,609	1,671,609	12/31/2012
20047NAN2	3,447,842	312,261	3,135,581	312,261	312,261	12/31/2012
20173QAK7	2,518,461	1,107,486	1,410,975	1,107,486	1,107,486	12/31/2012
20173QAR2	792,759	80,960	711,799	80,960	80,960	12/31/2012
225458RZ3	113,669	97,224	16,445	97,224	97,224	12/31/2012
22545LAT6	106,492	30,000	76,492	30,000	30,000	12/31/2012
22545MAP2	288,142	7,680	280,462	7,680	7,680	12/31/2012
225470BC6	3,240,696	1,856,928	1,383,768	1,856,928	1,856,928	12/31/2012
225470BE2	1,315,919	439,954	875,965	439,954	439,954	12/31/2012
225470H22	1,501,709	1,325,000	176,709	1,325,000	1,325,000	12/31/2012
294751DF6	554,387	472,565	81,822	472,565	472,565	12/31/2012
294751EL2	530,504	336,684	193,820	336,684	336,684	12/31/2012
294751FA5	3,033,731	1,209,949	1,823,783	1,209,949	1,209,949	12/31/2012
31846LBT2	86,320	77,432	8,888	77,432	77,432	12/31/2012
32027NFV8	811,001	759,568	51,433	759,568	759,568	12/31/2012
32027NNS6	1,306,760	839,774	466,986	839,774	839,774	12/31/2012
32051DL75	627,907	580,897	47,009	580,897	580,897	12/31/2012
32051GEF8	316,042	25,140	290,901	25,140	25,140	12/31/2012
32051GMN2	2,732,660	1,482,063	1,250,597	1,482,063	1,482,063	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

32051GNB7	$ 3,456,505	$ 694,089	$ 2,762,417	$ 694,089	$ 694,089	12/31/2012
32051GVB8	1,047,616	19,754	1,027,863	19,754	19,754	12/31/2012
32051GWZ4	1,801,125	75,052	1,726,074	75,052	75,052	12/31/2012
32052LAC7	3,144,307	3,142,157	2,150	3,142,157	3,191,132	12/31/2012
361849K68	3,397,716	1,750,000	1,647,716	1,750,000	1,750,000	12/31/2012
361849K84	967,916	479,034	488,882	479,034	479,034	12/31/2012
36185N4T4	1,731,177	1,396,760	334,417	1,396,760	1,396,760	12/31/2012
36228FC61	1,222,535	1,010,471	212,064	1,010,471	1,010,471	12/31/2012
36242D7Y3	3,611,749	2,780,208	831,540	2,780,208	2,780,208	12/31/2012
36242DNF6	1,900,875	949,154	951,722	949,154	949,154	12/31/2012
36242DSU8	3,965,466	3,679,120	286,346	3,679,120	3,679,120	12/31/2012
36828QQS8	1,693,655	382,234	1,311,422	382,234	382,234	12/31/2012
36828QSL1	660,344	275,550	384,794	275,550	275,550	12/31/2012
378961AF3	5,361,449	4,959,812	401,637	4,959,812	4,959,812	12/31/2012
396789KD0	2,384,646	706,484	1,678,162	706,484	706,484	12/31/2012
41161PNC3	64,000	36,962	27,038	36,962	36,962	12/31/2012
45254TTZ7	3,680,351	2,277,556	1,402,795	2,277,556	2,277,556	12/31/2012
466247HF3	1,629,465	340,912	1,288,553	340,912	340,912	12/31/2012
466247HG1	217,621	126,724	90,897	126,724	126,724	12/31/2012
466247QP1	1,281,848	1,200,115	81,734	1,200,115	1,202,187	12/31/2012
466247RD7	765,289	59,623	705,666	59,623	59,623	12/31/2012
466247ST1	78,873	41,834	37,038	41,834	41,834	12/31/2012
466247WV1	263,476	159,243	104,233	159,243	159,243	12/31/2012
46625M7A1	2,231,715	1,825,653	406,063	1,825,653	1,825,653	12/31/2012
46625YBQ5	239,957	139,942	100,015	139,942	139,942	12/31/2012
46625YBR3	3,411,899	944,526	2,467,374	944,526	944,526	12/31/2012
46625YDW0	1,364,398	497,956	866,442	497,956	497,956	12/31/2012
46625YHA4	2,090,251	1,464,901	625,350	1,464,901	1,464,901	12/31/2012
46625YNY5	2,336,117	788,199	1,547,918	788,199	788,199	12/31/2012
46625YRC9	1,518,375	624,837	893,538	624,837	1,311,796	12/31/2012
46625YSU8	2,799,103	1,901,618	897,485	1,901,618	1,901,618	12/31/2012
46625YWB5	4,593,759	743,436	3,850,323	743,436	743,436	12/31/2012
46625YWL3	190,383	139,026	51,357	139,026	139,026	12/31/2012
46627QAA6	97,328	-	97,328	-	36,747	12/31/2012
46629GAR9	886,025	858,660	27,365	858,660	858,660	12/31/2012
46629MAU9	3,034,691	1,670,005	1,364,686	1,670,005	1,670,005	12/31/2012
46629PAJ7	142,477	60,000	82,477	60,000	60,000	12/31/2012
46630AAA6	1,567,232	660,800	906,432	660,800	660,800	12/31/2012
46630VAQ5	1,451,528	473,328	978,200	473,328	473,328	12/31/2012
46630VAS1	303,691	177,560	126,131	177,560	177,560	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

46631BAN5	$ 1,601,873	$ 784,674	$ 817,199	$ 784,674	$ 784,674	12/31/2012
46632HAN1	6,497,754	2,024,150	4,473,605	2,024,150	2,024,150	12/31/2012
46632MAU4	16,005	1,600	14,405	1,600	1,600	12/31/2012
49436PAD7	15,720	189	15,531	189	189	12/31/2012
49436PAE5	34,279	353	33,925	353	353	12/31/2012
50179MAR2	1,485,782	1,260,000	225,782	1,260,000	1,260,000	12/31/2012
52108H3R3	2,854,698	354,202	2,500,496	354,202	354,202	12/31/2012
52108H3S1	2,089,661	224,614	1,865,046	224,614	224,614	12/31/2012
52108HA87	3,003,898	2,195,094	808,804	2,195,094	2,195,094	12/31/2012
55265KN62	1,977,874	1,714,286	263,589	1,714,286	1,714,286	12/31/2012
55265KZR3	6,180,890	5,309,465	871,425	5,309,465	5,309,465	12/31/2012
55265KZT9	1,625,249	1,123,972	501,277	1,123,972	1,123,972	12/31/2012
55265WAT0	2,335,168	2,235,946	99,223	2,235,946	2,235,946	12/31/2012
55313KAK7	157,312	35,000	122,312	35,000	35,000	12/31/2012
57643LRK4	932,132	652,013	280,118	652,013	652,013	12/31/2012
57643MAY0	379,967	313,039	66,927	313,039	313,039	12/31/2012
57643MHT4	2,529,216	2,139,900	389,316	2,139,900	2,139,900	12/31/2012
57643MHV9	463,949	36,844	427,105	36,844	36,844	12/31/2012
585525EJ3	2,034,283	1,711,824	322,459	1,711,824	1,711,824	12/31/2012
59020UNG6	2,153,883	1,101,756	1,052,126	1,101,756	1,101,756	12/31/2012
59022HEA6	2,888,705	1,490,575	1,398,130	1,490,575	1,490,575	12/31/2012
59022HEB4	1,711,720	1,130,817	580,903	1,130,817	1,203,567	12/31/2012
59022HJV5	2,742,592	1,285,056	1,457,536	1,285,056	1,285,056	12/31/2012
59023BAJ3	6,468,587	4,057,774	2,410,813	4,057,774	4,057,774	12/31/2012
59025KAJ1	4,331,858	641,655	3,690,203	641,655	641,655	12/31/2012
59549RAC8	746,302	722,855	23,447	722,855	722,855	12/31/2012
59549WAD5	2,158,531	2,142,483	16,048	2,142,483	2,142,483	12/31/2012
61750WBD4	18,368	-	18,368	-	12,991	12/31/2012
68403BAE5	5,077,281	4,572,367	504,914	4,572,367	4,572,367	12/31/2012
69335YAJ5	2,533,096	1,684,489	848,607	1,684,489	1,684,489	12/31/2012
70069FGB7	2,641,414	2,590,680	50,734	2,590,680	2,590,680	12/31/2012
73316PAJ9	2,418,891	1,488,569	930,323	1,488,569	1,488,569	12/31/2012
73316PBA7	3,391,850	2,470,631	921,219	2,470,631	2,470,631	12/31/2012
73316PBB5	2,689,792	1,345,967	1,343,824	1,345,967	1,345,967	12/31/2012
73316PBS8	7,360,511	5,263,895	2,096,616	5,263,895	5,263,895	12/31/2012
73316PCK4	1,205,895	863,769	342,126	863,769	863,769	12/31/2012
73316PCL2	617,236	247,748	369,488	247,748	247,748	12/31/2012
73316PGL8	3,011,124	505,477	2,505,647	505,477	505,477	12/31/2012
749577AA0	15,512,951	15,136,511	376,440	15,136,511	15,136,511	12/31/2012
74958AAD6	4,460,147	4,318,699	141,447	4,318,699	4,318,699	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

74958YAA0	$ 3,630,970	$ 3,503,186	$ 127,784	$ 3,503,186	$ 3,503,186	12/31/2012
75970NAT4	459,097	297,430	161,667	297,430	297,430	12/31/2012
75970QAF7	4,838,532	3,158,690	1,679,841	3,158,690	3,158,690	12/31/2012
759950DS4	2,584,200	628,692	1,955,509	628,692	628,692	12/31/2012
760985D32	1,067,888	409,762	658,125	409,762	409,762	12/31/2012
760985Q61	1,404,801	1,082,380	322,420	1,082,380	1,082,380	12/31/2012
760985TP6	962,542	802,443	160,100	802,443	802,443	12/31/2012
760985TQ4	615,370	466,580	148,790	466,580	466,580	12/31/2012
760985U41	1,338,080	1,234,928	103,152	1,234,928	1,234,928	12/31/2012
760985XY2	942,246	221,342	720,904	221,342	221,342	12/31/2012
760985XZ9	41,387	14,792	26,595	14,792	14,792	12/31/2012
760985YX3	447,707	121,538	326,170	121,538	121,538	12/31/2012
760985ZJ3	1,414,921	731,230	683,691	731,230	731,230	12/31/2012
76110VBX5	317,620	313,198	4,423	313,198	313,198	12/31/2012
76110VPG7	1,459,721	1,320,080	139,641	1,320,080	1,320,080	12/31/2012
76110WC79	1,407,092	1,072,592	334,499	1,072,592	1,072,592	12/31/2012
76110WC87	1,912,817	644,046	1,268,770	644,046	644,046	12/31/2012
76110WVR4	2,427,528	2,263,455	164,073	2,263,455	2,263,455	12/31/2012
76110WVS2	561,192	443,956	117,236	443,956	443,956	12/31/2012
76110WWJ1	1,219,069	449,081	769,987	449,081	449,081	12/31/2012
76111J2B9	1,792,533	1,667,600	124,933	1,667,600	1,667,600	12/31/2012
76111J5M2	2,009,320	1,938,347	70,973	1,938,347	1,938,347	12/31/2012
76111J6G4	522,590	475,143	47,446	475,143	475,143	12/31/2012
76111J7T5	515,962	446,840	69,122	446,840	446,840	12/31/2012
76111XCZ4	450,459	397,853	52,606	397,853	397,853	12/31/2012
76111XEK5	640,342	601,985	38,356	601,985	601,985	12/31/2012
76111XFN8	627,096	575,418	51,678	575,418	575,418	12/31/2012
76111XJA2	642,447	525,950	116,498	525,950	525,950	12/31/2012
76111XPE7	2,323,876	2,076,607	247,269	2,076,607	2,076,607	12/31/2012
76111XPF4	940,353	738,528	201,826	738,528	738,528	12/31/2012
76111XPG2	255,300	127,837	127,463	127,837	127,837	12/31/2012
76112BHZ6	4,495,205	1,949,422	2,545,783	1,949,422	1,949,422	12/31/2012
76113ABJ9	4,652,571	3,957,730	694,841	3,957,730	3,957,730	12/31/2012
79548KA73	2,148,194	1,453,989	694,204	1,453,989	1,453,989	12/31/2012
80382UAT0	860,891	480,890	380,001	480,890	480,890	12/31/2012
81744FGG6	2,979,286	430,677	2,548,610	430,677	430,677	12/31/2012
81744FHQ3	1,531,805	226,201	1,305,604	226,201	226,201	12/31/2012
83611MDJ4	6,919,468	1,544,141	5,375,327	1,544,141	1,544,141	12/31/2012
83611MMK1	2,318,487	2,068,840	249,647	2,068,840	2,068,840	12/31/2012
863576CV4	10,137,251	1,691,574	8,445,678	1,691,574	1,691,574	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

86359BV81	$ 550,671	$ 388,281	$ 162,390	$ 388,281	$ 388,281	12/31/2012
86359BW98	1,928,966	1,737,904	191,062	1,737,904	1,737,904	12/31/2012
90263BHE1	858,614	654,253	204,361	654,253	654,253	12/31/2012
921796GR3	1,087,264	1,074,777	12,487	1,074,777	1,074,777	12/31/2012
9292275R3	2,037,806	2,019,136	18,669	2,019,136	2,019,136	12/31/2012
929227K21	905,010	819,346	85,664	819,346	819,346	12/31/2012
929227WP7	18,846	11,883	6,963	11,883	11,883	12/31/2012
92922FKK3	2,890,935	2,338,966	551,969	2,338,966	2,338,966	12/31/2012
92922FVM7	1,108,551	825,824	282,727	825,824	825,824	12/31/2012
92922FXB9	342,517	95,136	247,381	95,136	95,136	12/31/2012
9297663A9	3,529,483	2,635,981	893,502	2,635,981	2,635,981	12/31/2012
92976BBV3	1,225,869	768,320	457,549	768,320	768,320	12/31/2012
92977QAQ1	956,053	273,552	682,500	273,552	273,552	12/31/2012
92978MAL0	4,517,268	3,285,509	1,231,760	3,285,509	3,285,509	12/31/2012
92978PAQ2	136,922	29,896	107,026	29,896	29,896	12/31/2012
92978PAR0	648,835	146,401	502,434	146,401	146,401	12/31/2012
939336RN5	4,224,462	3,990,922	233,540	3,990,922	3,990,922	12/31/2012
939336TY9	2,058,741	2,014,369	44,372	2,014,369	2,014,369	12/31/2012
939336TZ6	784,472	719,888	64,584	719,888	719,888	12/31/2012
939336Y31	204,565	62,788	141,777	62,788	62,788	12/31/2012
949760AW2	3,664,355	3,529,257	135,098	3,529,257	3,529,257	12/31/2012
949760AY8	918,895	698,480	220,415	698,480	698,480	12/31/2012
94979YBC8	2,983,747	2,151,562	832,185	2,151,562	2,151,562	12/31/2012
94980DAE8	3,457,958	2,688,892	769,066	2,688,892	2,688,892	12/31/2012
94980DAF5	988,050	709,150	278,900	709,150	709,150	12/31/2012
94980XAS3	4,853,099	3,694,609	1,158,491	3,694,609	3,694,609	12/31/2012
94980XAT1	1,171,346	763,388	407,958	763,388	763,388	12/31/2012
94981FAN2	3,724,374	717,541	3,006,833	717,541	717,541	12/31/2012
94981UAL3	1,474,857	151,858	1,322,999	151,858	151,858	12/31/2012
94982FAS0	7,266,191	3,948,450	3,317,740	3,948,450	3,948,450	12/31/2012
94982MAH9	156,185	155,678	507	155,678	155,678	12/31/2012
94982QAE7	2,801,020	2,398,153	402,868	2,398,153	2,398,153	12/31/2012
94983JAJ1	12,612	6,897	5,715	6,897	6,897	12/31/2012
9292275Q5	5,291,440	4,843,623	447,816	4,843,623	4,842,483	12/31/2012
05947U2X5	2,689,349	2,447,050	242,299	2,447,050	2,447,050	12/31/2012
05947UMH8	3,960,355	3,833,004	127,351	3,833,004	3,833,004	12/31/2012
05947UPX0	2,710,047	2,576,451	133,596	2,576,451	2,576,451	12/31/2012
05947UQA9	4,001,001	3,466,092	534,909	3,466,092	3,466,092	12/31/2012
05947UQC5	4,614,901	3,184,668	1,430,233	3,184,668	3,184,668	12/31/2012
05947USK5	7,235,732	6,552,134	683,598	6,552,134	6,552,134	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05950WAM0	$ 6,155,522	$ 2,950,090	$ 3,205,432	$ 2,950,090	$ 2,950,090	12/31/2012
05952AAQ7	994,410	574,470	419,940	574,470	574,470	12/31/2012
07383FWL8	3,970,173	3,589,484	380,689	3,589,484	3,589,484	12/31/2012
126175AK4	4,998,867	4,885,600	113,267	4,885,600	4,885,600	12/31/2012
17309DAH6	5,056,790	3,621,615	1,435,175	3,621,615	3,621,615	12/31/2012
201730BE7	315,190	222,412	92,778	222,412	222,412	12/31/2012
22540VCY6	5,300,000	2,576,966	2,723,034	2,576,966	2,576,966	12/31/2012
22541QSM5	3,988,854	3,920,612	68,242	3,920,612	3,920,612	12/31/2012
22541QSN3	2,033,096	1,967,209	65,887	1,967,209	1,967,209	12/31/2012
22541QV82	2,805,364	2,562,756	242,608	2,562,756	2,562,756	12/31/2012
22541S2W7	734,843	734,622	221	734,622	734,622	12/31/2012
22541SKU1	7,333,054	7,230,109	102,944	7,230,109	7,230,109	12/31/2012
225470DN0	4,453,344	3,808,161	645,183	3,808,161	3,808,161	12/31/2012
22943EAE3	4,800,768	4,671,696	129,072	4,671,696	4,671,696	12/31/2012
23322BNY0	3,204	2	3,202	2	2	12/31/2012
361849ZC9	1,989,039	1,957,282	31,757	1,957,282	1,957,282	12/31/2012
36228CWA7	3,731,162	2,450,505	1,280,657	2,450,505	2,450,505	12/31/2012
36828QFV3	1,999,074	1,985,288	13,786	1,985,288	1,985,288	12/31/2012
36828QFX9	1,978,414	1,919,824	58,590	1,919,824	1,919,824	12/31/2012
36828QHZ2	1,501,180	1,495,583	5,597	1,495,583	1,495,583	12/31/2012
36828QJM9	1,993,588	1,830,870	162,718	1,830,870	1,830,870	12/31/2012
36828QPG5	4,915,146	4,217,910	697,236	4,217,910	4,217,910	12/31/2012
36828QPH3	3,939,836	3,209,208	730,628	3,209,208	3,209,208	12/31/2012
396789KA6	247,495	212,430	35,066	212,430	212,430	12/31/2012
45254NLY1	695,277	609,453	85,823	609,453	609,453	12/31/2012
45254TUA0	2,934,137	1,547,514	1,386,623	1,547,514	1,547,514	12/31/2012
46625M2E8	4,910,704	4,708,695	202,009	4,708,695	4,708,695	12/31/2012
46625M2N8	2,999,379	2,489,277	510,102	2,489,277	2,489,277	12/31/2012
46625M3X5	4,891,658	3,584,858	1,306,800	3,584,858	3,584,858	12/31/2012
46625M3Z0	4,674,255	2,170,905	2,503,349	2,170,905	2,170,905	12/31/2012
46625MB65	8,509,231	8,030,485	478,746	8,030,485	8,030,485	12/31/2012
46625MQ44	5,007,174	3,827,010	1,180,164	3,827,010	3,827,010	12/31/2012
46625MW39	2,490,905	2,420,190	70,715	2,420,190	2,420,190	12/31/2012
46625MW70	7,713,856	7,035,568	678,287	7,035,568	7,035,568	12/31/2012
46625YDJ9	1,493,314	1,305,392	187,923	1,305,392	1,305,392	12/31/2012
46625YDK6	3,969,977	2,800,424	1,169,553	2,800,424	2,800,424	12/31/2012
46625YDS9	999,547	342,957	656,590	342,957	342,957	12/31/2012
46625YGZ0	3,483,534	2,426,305	1,057,229	2,426,305	2,426,305	12/31/2012
46625YNL3	4,999,765	4,492,550	507,215	4,492,550	4,492,550	12/31/2012
46625YNP4	1,277,491	1,269,208	8,284	1,269,208	1,269,208	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

46628FAQ4	$ 8,933,741	$ 5,572,395	$ 3,361,346	$ 5,572,395	$ 5,572,395	12/31/2012
52108HA79	3,000,457	2,664,654	335,803	2,664,654	2,664,654	12/31/2012
52108HUW2	4,987,024	4,915,340	71,684	4,915,340	4,915,340	12/31/2012
55312VAN8	5,446,398	2,029,290	3,417,108	2,029,290	2,029,290	12/31/2012
59022HBV3	1,994,063	1,334,065	659,997	1,334,065	1,334,065	12/31/2012
61745MTL7	4,195,800	4,141,028	54,772	4,141,028	4,141,028	12/31/2012
61750CAM9	5,005,769	4,002,670	1,003,099	4,002,670	4,002,670	12/31/2012
929766EK5	3,260,218	3,251,266	8,952	3,251,266	3,251,266	12/31/2012
929766KR3	1,212,610	1,131,895	80,715	1,131,895	1,131,895	12/31/2012
929766MZ3	4,992,504	3,987,000	1,005,504	3,987,000	3,987,000	12/31/2012
929766NA7	3,156,200	715,246	2,440,954	715,246	715,246	12/31/2012
929766UG6	606,238	548,833	57,405	548,833	548,833	12/31/2012
929766WN9	6,669,460	6,643,520	25,940	6,643,520	6,643,520	12/31/2012
92976BAC6	7,127,925	5,863,528	1,264,397	5,863,528	5,863,528	12/31/2012
92976BDW9	2,175,297	1,303,884	871,414	1,303,884	1,303,884	12/31/2012
92976BEB4	4,712,125	3,750,837	961,288	3,750,837	3,750,837	12/31/2012
000780CW4	1,351,525	1,325,464	26,060	1,325,464	1,325,464	12/31/2012
004375BF7	901,654	446,924	454,730	446,924	446,924	12/31/2012
040104BV2	7,033,455	6,692,892	340,563	6,692,892	6,692,892	12/31/2012
05946XFJ7	3,044,481	2,776,280	268,201	2,776,280	2,776,280	12/31/2012
05948JAM4	511,640	381,492	130,148	381,492	381,492	12/31/2012
05948KAL3	2,649,704	2,480,382	169,322	2,480,382	2,480,382	12/31/2012
05948KFC8	5,823,204	5,049,686	773,518	5,049,686	5,049,686	12/31/2012
05948KFD6	2,688,379	1,907,999	780,380	1,907,999	1,907,999	12/31/2012
05948KFE4	1,274,865	442,235	832,630	442,235	442,235	12/31/2012
05948XEG2	882,936	550,783	332,153	550,783	550,783	12/31/2012
05948XLA7	947,921	777,446	170,475	777,446	777,446	12/31/2012
05948XM24	747,840	678,751	69,089	678,751	678,751	12/31/2012
05949ACJ7	2,084,590	1,970,321	114,268	1,970,321	1,970,321	12/31/2012
05949AJF8	3,794,004	562,949	3,231,055	562,949	562,949	12/31/2012
06051GAK5	596,185	528,974	67,211	528,974	528,974	12/31/2012
06051GAL3	313,755	265,946	47,809	265,946	265,946	12/31/2012
126502AC7	120,410	106,752	13,659	106,752	106,752	12/31/2012
126502E*0	59,416	51,200	8,216	51,200	51,200	12/31/2012
126671ZS8	139,828	135,133	4,696	135,133	135,133	12/31/2012
12669D2W7	1,238,382	1,052,166	186,216	1,052,166	1,052,166	12/31/2012
12669DMH8	2,203,535	2,108,929	94,606	2,108,929	2,108,929	12/31/2012
12669DZS0	614,208	577,378	36,830	577,378	577,378	12/31/2012
12669EMM5	750,940	554,778	196,162	554,778	554,778	12/31/2012
12669ETF3	761,053	660,167	100,886	660,167	660,167	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

12669ETG1	$ 402,410	$ 339,204	$ 63,205	$ 339,204	$ 339,204	12/31/2012
12669FHB2	2,473,327	2,321,483	151,844	2,321,483	2,321,483	12/31/2012
12669FHC0	957,419	860,325	97,094	860,325	860,325	12/31/2012
12669FHT3	2,458,036	1,976,478	481,558	1,976,478	1,976,478	12/31/2012
12669GHZ7	312,007	262,360	49,647	262,360	262,360	12/31/2012
15132EHR2	291,035	271,000	20,035	271,000	271,000	12/31/2012
152314LN8	1,410,491	1,155,292	255,199	1,155,292	1,155,292	12/31/2012
161546JL1	992,542	935,680	56,862	935,680	935,680	12/31/2012
16162WGD5	1,699,898	1,510,999	188,898	1,510,999	1,510,999	12/31/2012
172939AB6	22,241	20,376	1,865	20,376	20,376	12/31/2012
172973D71	1,285,475	1,131,114	154,361	1,131,114	1,131,114	12/31/2012
172973TE9	1,714,243	1,546,196	168,047	1,546,196	1,546,196	12/31/2012
172973YF0	2,903,343	2,831,033	72,310	2,831,033	2,831,033	12/31/2012
294751DW9	2,541,893	1,944,940	596,953	1,944,940	1,944,940	12/31/2012
294751DX7	607,492	364,709	242,783	364,709	364,709	12/31/2012
31738VCA1	249,708	245,964	3,744	245,964	245,964	12/31/2012
32051D4G4	2,604,291	1,951,821	652,469	1,951,821	1,951,821	12/31/2012
32051DQ88	127,112	8,458	118,654	8,458	8,458	12/31/2012
32051GJE6	4,663,177	1,217,887	3,445,290	1,217,887	1,217,887	12/31/2012
36185HEC3	1,458,227	1,142,784	315,443	1,142,784	1,142,784	12/31/2012
36185N4S6	4,519,758	3,995,062	524,695	3,995,062	3,995,062	12/31/2012
36185NQ78	3,071,868	2,401,045	670,823	2,401,045	2,401,045	12/31/2012
36228FC20	4,818,893	4,640,985	177,908	4,640,985	4,640,985	12/31/2012
36242DR62	779,111	774,951	4,160	774,951	774,951	12/31/2012
36242DSV6	1,991,751	1,223,886	767,865	1,223,886	1,223,886	12/31/2012
378961AV8	3,695,467	3,273,033	422,434	3,273,033	3,273,033	12/31/2012
44967#AD7	25,853	25,277	575	25,277	25,277	12/31/2012
46626LFL9	494,186	464,790	29,396	464,790	464,790	12/31/2012
493553BL4	301,348	244,319	57,030	244,319	244,319	12/31/2012
55265KJ34	7,590,237	7,375,088	215,149	7,375,088	7,375,088	12/31/2012
55265KN54	6,525,824	5,852,711	673,112	5,852,711	5,852,711	12/31/2012
55265KSX8	1,956,405	1,934,631	21,774	1,934,631	1,934,631	12/31/2012
55265KUP2	2,020,200	1,981,659	38,541	1,981,659	1,981,659	12/31/2012
55265KWS4	547,577	517,895	29,682	517,895	517,895	12/31/2012
55265KWT2	266,851	246,843	20,009	246,843	246,843	12/31/2012
55265KYB9	3,899,236	3,769,244	129,992	3,769,244	3,769,244	12/31/2012
55265WAU7	1,737,608	1,662,925	74,683	1,662,925	1,662,925	12/31/2012
57643MAX2	1,615,539	1,375,797	239,742	1,375,797	1,375,797	12/31/2012
57643MDQ4	1,945,136	1,802,160	142,976	1,802,160	1,802,160	12/31/2012
57643MHU1	871,526	610,612	260,914	610,612	610,612	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

64352VEH0	$ 3,229,720	$ 3,112,093	$ 117,627	$ 3,112,093	$ 3,112,093	12/31/2012
73316PDT4	5,879,965	1,679,815	4,200,150	1,679,815	1,679,815	12/31/2012
743947AA1	7,317	6,507	810	6,507	6,507	12/31/2012
743947AB9	11,037	10,715	322	10,715	10,715	12/31/2012
74434UCQ5	1,806	1,388	418	1,388	1,388	12/31/2012
74434UJA3	40,036	37,530	2,506	37,530	37,530	12/31/2012
759950BJ6	2,479,245	1,949,944	529,301	1,949,944	1,949,944	12/31/2012
759950BV9	1,599,184	1,305,122	294,063	1,305,122	1,305,122	12/31/2012
760985D24	573,640	532,730	40,910	532,730	532,730	12/31/2012
760985H95	1,409,146	1,302,352	106,794	1,302,352	1,302,352	12/31/2012
760985N56	1,582,236	688,380	893,856	688,380	688,380	12/31/2012
760985VT5	1,582,861	1,497,971	84,890	1,497,971	1,497,971	12/31/2012
760985VU2	638,363	590,371	47,992	590,371	590,371	12/31/2012
760985VV0	408,446	369,933	38,513	369,933	369,933	12/31/2012
76110VMJ4	322,423	309,636	12,787	309,636	309,636	12/31/2012
76110VPT9	461,573	436,327	25,245	436,327	436,327	12/31/2012
76110WRV0	97,679	64,107	33,572	64,107	64,107	12/31/2012
76111J5N0	1,311,341	1,245,602	65,739	1,245,602	1,245,602	12/31/2012
76111XCX9	2,055,130	2,008,122	47,008	2,008,122	2,008,122	12/31/2012
76111XCY7	603,752	567,840	35,913	567,840	567,840	12/31/2012
76111XEJ8	1,808,856	1,712,534	96,322	1,712,534	1,712,534	12/31/2012
76112BAG5	5,113,070	2,282,103	2,830,967	2,282,103	2,282,103	12/31/2012
76112BDV9	2,416,615	1,361,850	1,054,765	1,361,850	1,361,850	12/31/2012
805564QB0	4,546,020	2,738,448	1,807,572	2,738,448	2,738,448	12/31/2012
81375WDS2	542,271	535,097	7,174	535,097	535,097	12/31/2012
86358RR82	96,603	15,594	81,009	15,594	15,594	12/31/2012
86359A4Q3	7,507,376	6,933,519	573,857	6,933,519	6,933,519	12/31/2012
86359A4R1	2,334,756	2,040,373	294,383	2,040,373	2,040,373	12/31/2012
86359AF24	2,317,797	2,167,146	150,651	2,167,146	2,167,146	12/31/2012
86359AP31	2,049,013	1,941,719	107,295	1,941,719	1,941,719	12/31/2012
86359AP49	662,024	617,030	44,994	617,030	617,030	12/31/2012
86359APH0	1,494,813	1,346,465	148,348	1,346,465	1,346,465	12/31/2012
86359APK3	1,117,949	890,387	227,562	890,387	890,387	12/31/2012
86359AUL5	748,257	708,736	39,521	708,736	708,736	12/31/2012
86359AUM3	308,137	282,089	26,048	282,089	282,089	12/31/2012
86359AY56	7,171,930	6,180,032	991,898	6,180,032	6,180,032	12/31/2012
86359AY64	1,733,121	1,248,913	484,208	1,248,913	1,248,913	12/31/2012
86359BX48	425,101	110,716	314,385	110,716	110,716	12/31/2012
929227E51	2,110,415	2,088,064	22,351	2,088,064	2,088,064	12/31/2012
92922FHD3	13,718,261	12,765,252	953,010	12,765,252	12,765,252	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

92922FQT8	$ 4,636,290	$ 4,324,840	$ 311,450	$ 4,324,840	$ 4,324,840	12/31/2012
939336UA9	613,776	498,739	115,037	498,739	498,739	12/31/2012
939336Z63	1,791,657	347,518	1,444,139	347,518	347,518	12/31/2012
939336ZW6	668,990	604,444	64,546	604,444	604,444	12/31/2012
939336ZX4	451,055	402,421	48,634	402,421	402,421	12/31/2012
94979LAM5	4,198,187	2,126,597	2,071,591	2,126,597	2,126,597	12/31/2012
05946XTX1	63,578	-	63,578	-	9,226	03/31/2011
05949QBV6	439,387	320,778	118,609	320,778	320,778	03/31/2011
12501RAA7	687,384	634,111	53,273	634,111	247,215	03/31/2011
12501RAB5	473,819	455,923	17,896	455,923	278,023	03/31/2011
1729734M8	598,459	34,517	563,942	34,517	34,517	03/31/2011
32051GRL1	216,906	94,593	122,313	94,593	94,593	03/31/2011
32051GVB8	1,061,652	662,991	398,661	662,991	662,991	03/31/2011
32052UAX1	223,793	44,476	179,317	44,476	44,476	03/31/2011
362341EV7	200,442	127,315	73,127	127,315	127,315	03/31/2011
36828QMN3	1,572,785	1,190,445	382,340	1,190,445	1,190,445	03/31/2011
466247HG1	167,823	136,184	31,639	136,184	136,184	03/31/2011
466247ST1	306,662	263,619	43,043	263,619	263,619	03/31/2011
46625YRC9	4,458,814	3,074,844	1,383,970	3,074,844	3,074,844	03/31/2011
52520MGD9	367,415	321,919	45,496	321,919	612,377	03/31/2011
59025KAJ1	4,854,518	4,165,509	689,009	4,165,509	4,165,509	03/31/2011
74958AAD6	5,925,044	5,918,038	7,006	5,918,038	5,243,442	03/31/2011
74958YAA0	4,966,566	4,956,324	10,242	4,956,324	4,422,432	03/31/2011
75970QAF7	5,410,463	5,363,550	46,913	5,363,550	3,439,667	03/31/2011
760985XZ9	212,864	65,288	147,576	65,288	65,288	03/31/2011
76110WVR4	3,211,131	3,207,855	3,276	3,207,855	2,619,300	03/31/2011
76111XA60	47,620	29,572	18,048	29,572	29,572	03/31/2011
929227WP7	105,591	89,560	16,031	89,560	10,934	03/31/2011
92922FH27	1,386,838	80,165	1,306,673	80,165	80,165	03/31/2011
04542BMW9	114,495	106,111	8,384	106,111	106,111	06/30/2011
05948KJX8	4,736,028	4,735,999	29	4,735,999	3,904,985	06/30/2011
05949AQL7	6,499,368	6,498,921	447	6,498,921	5,007,687	06/30/2011
05949QBV6	2,438,027	335,492	2,102,535	335,492	335,492	06/30/2011
12669FQF3	116,729	79,244	37,485	79,244	79,244	06/30/2011
1729734M8	224,643	37,434	187,209	37,434	37,434	06/30/2011
32051GD77	1,206,432	110,044	1,096,388	110,044	110,044	06/30/2011
32051GRL1	109,815	36,279	73,536	36,279	36,279	06/30/2011
32051GVB8	665,328	601,955	63,373	601,955	601,955	06/30/2011
32052LAT0	150,776	112,095	38,681	112,095	112,095	06/30/2011
32052UAX1	101,690	25,904	75,786	25,904	46,534	06/30/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

362341EV7	$ 120,714	$ 79,368	$ 41,346	$ 79,368	$ 79,368	06/30/2011
378961AF3	7,146,891	7,128,339	18,552	7,128,339	6,168,008	06/30/2011
393505QZ8	3,700,762	3,666,005	34,757	3,666,005	3,963,679	06/30/2011
396789KD0	4,005,465	3,107,559	897,906	3,107,559	2,690,682	06/30/2011
466247HG1	164,017	133,674	30,343	133,674	133,674	06/30/2011
466247ST1	210,248	193,695	16,553	193,695	193,695	06/30/2011
46625YHA4	3,048,496	2,090,251	958,245	2,090,251	1,459,754	06/30/2011
46625YSU8	2,987,943	2,034,739	953,204	2,034,739	2,034,739	06/30/2011
52520MGD9	281,889	257,299	24,590	257,299	277,975	06/30/2011
73316PGL8	905,964	835,934	70,030	835,934	835,934	06/30/2011
749577AA0	20,091,722	20,001,589	90,133	20,001,589	18,045,720	06/30/2011
74958AAD6	5,918,038	5,883,237	34,801	5,883,237	5,310,489	06/30/2011
74958YAA0	4,909,517	4,855,315	54,202	4,855,315	4,484,588	06/30/2011
75970QAF7	5,363,550	5,334,229	29,321	5,334,229	2,978,902	06/30/2011
760985XZ9	67,558	51,399	16,159	51,399	51,399	06/30/2011
760985YX3	772,122	771,413	709	771,413	134,671	06/30/2011
76110WWJ1	548,807	548,777	30	548,777	548,777	06/30/2011
76111XA60	124,883	-	124,883	-	25	06/30/2011
76111XXX6	125,032	112,682	12,350	112,682	112,682	06/30/2011
863576AT1	131,834	128,663	3,171	128,663	128,663	06/30/2011
929227Z66	5,128,490	5,127,793	697	5,127,793	4,143,659	06/30/2011
92922FH27	90,411	73,028	17,383	73,028	73,028	06/30/2011
94981FAN2	1,435,300	1,419,729	15,571	1,419,729	1,419,729	06/30/2011
94983JAJ1	1,754,968	215,801	1,539,167	215,801	215,801	06/30/2011
94983NAN3	1,928,910	275,047	1,653,863	275,047	275,047	06/30/2011
058931BR6	4,003,028	807,566	3,195,462	807,566	807,566	09/30/2011
05948KCC1	2,200,773	2,194,261	6,512	2,194,261	1,397,800	09/30/2011
05948KJX8	4,670,175	4,665,114	5,061	4,665,114	3,859,951	09/30/2011
05948KMR7	1,973,971	1,961,471	12,500	1,961,471	1,961,471	09/30/2011
05948KTP4	1,045,935	1,037,456	8,479	1,037,456	1,037,456	09/30/2011
05949AQL7	6,375,850	6,373,905	1,945	6,373,905	5,099,796	09/30/2011
12498NAB9	2,496,412	2,487,974	8,438	2,487,974	1,776,388	09/30/2011
12669EGX8	794,335	787,816	6,519	787,816	355,249	09/30/2011
12669FQF3	191,381	121,550	69,831	121,550	121,550	09/30/2011
1729734M8	249,998	2,861	247,137	2,861	2,861	09/30/2011
32051GD77	136,440	82,385	54,055	82,385	82,385	09/30/2011
32051GMN2	2,821,948	2,821,279	669	2,821,279	1,447,532	09/30/2011
32051GRL1	563,098	4,600	558,498	4,600	4,600	09/30/2011
32051GVB8	937,953	701,759	236,194	701,759	701,759	09/30/2011
32052LAT0	546,240	97,984	448,256	97,984	97,984	09/30/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

32052UAX1	$ 22,506	$ -	$ 22,506	$ -	$ 2,131	09/30/2011
362341EV7	193,579	73,217	120,362	73,217	73,217	09/30/2011
36242DYN7	1,245,587	191,813	1,053,774	191,813	191,813	09/30/2011
36828QQS8	2,292,515	1,681,795	610,720	1,681,795	1,681,795	09/30/2011
378961AF3	6,823,930	6,823,597	333	6,823,597	5,917,366	09/30/2011
41161PNC3	490,169	271,297	218,872	271,297	271,297	09/30/2011
466247HG1	187,421	125,127	62,294	125,127	125,127	09/30/2011
466247RD7	177,307	72,229	105,078	72,229	72,229	09/30/2011
466247ST1	141,876	88,983	52,893	88,983	88,983	09/30/2011
46625YRC9	3,185,700	2,017,746	1,167,954	2,017,746	2,017,746	09/30/2011
46625YWB5	3,407,724	1,995,408	1,412,316	1,995,408	1,995,408	09/30/2011
52108RAF9	23,037,046	22,826,282	210,764	22,826,282	22,455,728	09/30/2011
52520MGD9	251,205	-	251,205	-	210,301	09/30/2011
57643MAY0	653,019	631,992	21,027	631,992	447,902	09/30/2011
57643MHT4	3,096,463	3,084,054	12,409	3,084,054	2,507,802	09/30/2011
57643MHV9	330,179	314,810	15,369	314,810	314,810	09/30/2011
59022HEB4	2,612,095	1,958,614	653,481	1,958,614	1,076,814	09/30/2011
59022HJV5	3,321,042	2,742,592	578,450	2,742,592	1,281,305	09/30/2011
69335YAJ5	1,192,980	1,191,908	1,072	1,191,908	1,191,908	09/30/2011
73316PCL2	414,590	366,316	48,274	366,316	366,316	09/30/2011
749577AA0	20,001,589	19,931,154	70,435	19,931,154	17,887,740	09/30/2011
74958AAD6	5,731,239	5,695,345	35,894	5,695,345	4,851,337	09/30/2011
74958EAG1	10,031,158	9,967,239	63,919	9,967,239	9,397,290	09/30/2011
75970QAF7	5,334,229	5,308,922	25,307	5,308,922	2,966,313	09/30/2011
760985XZ9	143,765	89,346	54,419	89,346	55,486	09/30/2011
760985YX3	771,413	771,294	119	771,294	136,716	09/30/2011
76110WWJ1	500,717	500,610	107	500,610	500,610	09/30/2011
76111XPF4	1,261,129	1,260,953	176	1,260,953	774,735	09/30/2011
76111XPG2	674,890	588,362	86,528	588,362	236,411	09/30/2011
76111XXX6	314,771	112,085	202,686	112,085	112,085	09/30/2011
79548KA73	3,421,473	3,420,266	1,207	3,420,266	2,035,242	09/30/2011
863576AT1	368,875	85,218	283,657	85,218	85,218	09/30/2011
929227Z66	5,073,191	5,070,516	2,675	5,070,516	4,094,174	09/30/2011
92922FH27	97,182	66,765	30,417	66,765	66,765	09/30/2011
92922FKK3	3,207,478	3,198,049	9,429	3,198,049	2,547,647	09/30/2011
9297663A9	4,028,914	3,529,483	499,431	3,529,483	1,986,182	09/30/2011
94983JAJ1	351,280	170,099	181,181	170,099	170,099	09/30/2011
94983NAN3	173,817	92,809	81,008	92,809	92,809	09/30/2011
05950EAG3	30,183,307	30,056,008	127,299	30,056,008	29,669,370	12/31/2011
00011#AA1	2,100,280	1,547,987	552,293	1,547,987	1,547,987	12/31/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

03072SQX6	$ 2,050,818	$ 423,137	$ 1,627,681	$ 423,137	$ 423,137	12/31/2011
04542BMV1	1,328,167	643,496	684,671	643,496	643,496	12/31/2011
04542BMW9	506,326	64,724	441,602	64,724	64,724	12/31/2011
058931BR6	7,177,477	543,772	6,633,705	543,772	543,772	12/31/2011
05946XGH0	382,543	356,478	26,065	356,478	356,478	12/31/2011
05948KCC1	1,392,116	1,391,706	410	1,391,706	1,391,706	12/31/2011
05948KCD9	515,244	442,579	72,665	442,579	442,579	12/31/2011
05948KDV8	884,509	108,900	775,609	108,900	108,900	12/31/2011
05948KGM5	694,551	596,539	98,012	596,539	596,539	12/31/2011
05948KHW2	816,786	706,375	110,411	706,375	706,375	12/31/2011
05948KMR7	1,661,014	1,658,803	2,211	1,658,803	1,658,803	12/31/2011
05948KST7	1,053,127	639,748	413,379	639,748	639,748	12/31/2011
05948KTP4	1,183,682	1,181,674	2,008	1,181,674	1,181,674	12/31/2011
05948KVE6	2,258,559	2,247,528	11,031	2,247,528	2,247,528	12/31/2011
05948KVF3	727,012	207,877	519,135	207,877	207,877	12/31/2011
05948KYD5	2,251,679	362,895	1,888,784	362,895	362,895	12/31/2011
05948X2A8	2,137,551	2,128,744	8,807	2,128,744	1,763,555	12/31/2011
05948XXB2	3,109,409	3,107,330	2,079	3,107,330	2,729,311	12/31/2011
05948XXD8	262,117	257,777	4,340	257,777	257,777	12/31/2011
05949AXN5	540,501	325,520	214,981	325,520	325,520	12/31/2011
05949CQD1	6,597,410	6,595,176	2,234	6,595,176	6,239,982	12/31/2011
05949QBV6	2,415,385	241,556	2,173,829	241,556	249,771	12/31/2011
12666CAF0	123,383	69,224	54,159	69,224	503,275	12/31/2011
12669EGX8	375,979	280,186	95,793	280,186	280,186	12/31/2011
12669ETE6	2,498,517	2,493,814	4,703	2,493,814	2,221,902	12/31/2011
12669FHU0	719,948	717,904	2,044	717,904	717,904	12/31/2011
12669FQF3	245,424	132,049	113,375	132,049	132,049	12/31/2011
12669FSH7	1,435,476	995,092	440,384	995,092	995,092	12/31/2011
12669FXC2	404,672	273,184	131,488	273,184	273,184	12/31/2011
161546DN3	351,057	349,900	1,157	349,900	349,900	12/31/2011
161546HW9	756,388	726,182	30,206	726,182	726,182	12/31/2011
16162WGC7	3,461,672	3,449,244	12,428	3,449,244	3,227,112	12/31/2011
16162WJZ3	2,371,231	2,359,279	11,952	2,359,279	2,062,297	12/31/2011
1729734M8	623,572	-	623,572	-	19	12/31/2011
172973D63	3,192,154	3,169,067	23,087	3,169,067	2,380,205	12/31/2011
172973D89	670,127	651,802	18,325	651,802	651,802	12/31/2011
172973TG4	594,441	593,328	1,113	593,328	484,583	12/31/2011
17307GPH5	1,010,982	353,916	657,066	353,916	353,916	12/31/2011
17307GVL9	7,834,492	7,821,564	12,928	7,821,564	5,494,912	12/31/2011
294751DF6	557,080	555,914	1,166	555,914	330,203	12/31/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

32027NFV8	$ 1,017,588	$ 1,016,627	$ 961	$ 1,016,627	$ 890,143	12/31/2011
32051GD77	528,714	40,604	488,110	40,604	40,604	12/31/2011
32051GEF8	63,140	23,752	39,388	23,752	23,752	12/31/2011
32051GMN2	1,490,618	1,489,908	710	1,489,908	1,489,908	12/31/2011
32051GRL1	499,454	951	498,503	951	1,829	12/31/2011
32051GVB8	1,206,614	269,833	936,781	269,833	269,833	12/31/2011
32051GWZ4	1,162,314	921,577	240,737	921,577	921,577	12/31/2011
32051GZ99	7,237,940	7,235,767	2,173	7,235,767	6,445,194	12/31/2011
32052LAT0	714,063	36,692	677,371	36,692	36,692	12/31/2011
362341EV7	901,766	34,276	867,490	34,276	12,027	12/31/2011
36242DYN7	687,876	76,701	611,175	76,701	89,736	12/31/2011
41161PNC3	3,018,573	221,195	2,797,378	221,195	221,195	12/31/2011
466247HG1	1,123,781	176,277	947,504	176,277	176,277	12/31/2011
466247RD7	1,203,396	58,102	1,145,294	58,102	58,102	12/31/2011
466247ST1	1,360,058	92,874	1,267,184	92,874	92,874	12/31/2011
466247WV1	3,456,993	287,019	3,169,974	287,019	287,019	12/31/2011
46625YDW0	2,406,451	1,401,920	1,004,531	1,401,920	1,401,920	12/31/2011
46625YNY5	3,241,193	1,021,498	2,219,695	1,021,498	1,021,498	12/31/2011
46629GAH1	11,020,499	11,018,895	1,604	11,018,895	10,454,169	12/31/2011
55265WAT0	2,992,397	2,969,350	23,047	2,969,350	2,687,695	12/31/2011
57643LRK4	1,097,221	1,070,887	26,334	1,070,887	457,086	12/31/2011
57643MAY0	612,710	515,169	97,541	515,169	395,635	12/31/2011
59025KAJ1	3,907,836	2,335,500	1,572,336	2,335,500	2,335,500	12/31/2011
68403BAE5	5,268,205	5,161,869	106,336	5,161,869	3,522,620	12/31/2011
73316PBB5	1,575,032	1,354,955	220,077	1,354,955	1,354,955	12/31/2011
73316PCL2	393,515	335,646	57,869	335,646	335,646	12/31/2011
749577AA0	19,406,292	19,136,446	269,846	19,136,446	17,368,349	12/31/2011
74958AAD6	5,437,888	5,412,308	25,580	5,412,308	4,943,011	12/31/2011
74958EAG1	9,967,239	9,898,451	68,788	9,898,451	8,974,350	12/31/2011
74958YAA0	4,583,343	4,455,509	127,834	4,455,509	3,814,289	12/31/2011
75970NAT4	5,959,232	535,899	5,423,333	535,899	421,417	12/31/2011
75970QAF7	5,308,923	4,983,532	325,391	4,983,532	2,622,406	12/31/2011
759950DS4	840,905	647,426	193,479	647,426	647,426	12/31/2011
759950DT2	1,489,823	298,370	1,191,453	298,370	298,370	12/31/2011
760985D32	532,550	339,945	192,605	339,945	339,945	12/31/2011
760985Q61	1,015,461	595,619	419,842	595,619	595,619	12/31/2011
760985TQ4	830,301	828,530	1,771	828,530	676,091	12/31/2011
760985XY2	622,403	254,807	367,596	254,807	254,807	12/31/2011
760985YX3	770,112	451,882	318,230	451,882	134,281	12/31/2011
760985ZJ3	642,566	436,305	206,261	436,305	436,305	12/31/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

76110WC87	$ 750,726	$ 626,383	$ 124,343	$ 626,383	$ 626,383	12/31/2011
76110WVS2	370,484	333,673	36,811	333,673	333,673	12/31/2011
76110WWJ1	552,222	482,590	69,632	482,590	482,590	12/31/2011
76111XCZ4	614,758	612,514	2,244	612,514	455,771	12/31/2011
76111XEK5	1,050,178	1,044,486	5,692	1,044,486	961,912	12/31/2011
76111XPG2	270,306	242,952	27,354	242,952	242,952	12/31/2011
76111XXX6	1,384,838	46,272	1,338,566	46,272	157,240	12/31/2011
863576AT1	1,620,876	17,608	1,603,268	17,608	37,280	12/31/2011
863576CV4	2,993,569	2,910,155	83,414	2,910,155	2,910,155	12/31/2011
90263BHE1	883,466	858,821	24,645	858,821	608,721	12/31/2011
929227WP7	82,125	20,448	61,677	20,448	12,864	12/31/2011
92922FH27	263,260	37,024	226,236	37,024	37,024	12/31/2011
92922FXB9	388,231	141,252	246,979	141,252	141,252	12/31/2011
929766C43	1,500,952	1,499,955	997	1,499,955	1,426,053	12/31/2011
939336Y31	334,049	214,920	119,129	214,920	214,920	12/31/2011
949760AW2	4,914,535	4,901,463	13,072	4,901,463	4,665,359	12/31/2011
94981FAN2	1,383,151	1,280,331	102,820	1,280,331	1,280,331	12/31/2011
94981UAL3	1,055,663	300,291	755,372	300,291	300,291	12/31/2011
94983JAJ1	171,925	123,493	48,432	123,493	123,493	12/31/2011
94983NAN3	1,238,828	31,651	1,207,177	31,651	68,415	12/31/2011
97180*FL7	1,784,426	947,685	836,741	947,685	947,685	12/31/2011
04542BMW9	163,346	160,150	3,196	160,150	160,150	03/31/2010
05948KJX8	5,085,617	5,070,831	14,786	5,070,831	3,044,716	03/31/2010
05948KYD5	1,130,518	1,126,693	3,825	1,126,693	1,126,693	03/31/2010
05948XXC0	1,490,624	1,480,529	10,095	1,480,529	987,361	03/31/2010
059497AF4	3,009,716	1,679,420	1,330,296	1,679,420	288,571	03/31/2010
05949AQL7	7,370,316	7,222,748	147,568	7,222,748	4,295,382	03/31/2010
07388LAQ3	2,664,161	2,448,776	215,385	2,448,776	846,215	03/31/2010
12513YAS9	525,912	410,719	115,193	410,719	410,719	03/31/2010
12669FQF3	834,006	737,326	96,680	737,326	169,856	03/31/2010
14986DAT7	3,137,985	1,142,533	1,995,452	1,142,533	837,853	03/31/2010
14986DAU4	1,020,551	658,935	361,616	658,935	694,661	03/31/2010
161546HE9	7,479,230	7,478,623	607	7,478,623	3,334,619	03/31/2010
172973YG8	1,670,825	1,669,866	959	1,669,866	1,140,727	03/31/2010
17307GVL9	7,862,741	7,834,493	28,248	7,834,493	4,920,625	03/31/2010
19075CAL7	1,712,054	1,564,519	147,535	1,564,519	898,237	03/31/2010
20047NAN2	7,029,548	5,118,446	1,911,102	5,118,446	2,938,690	03/31/2010
20173QAR2	1,584,995	1,234,810	350,185	1,234,810	747,376	03/31/2010
225458RZ3	1,035,044	200,698	834,346	200,698	277,185	03/31/2010
22545LAT6	439,955	332,939	107,016	332,939	121,477	03/31/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

24763LFY1	$ 561,822	$ 538,115	$ 23,707	$ 538,115	$ 296,317	03/31/2010
294751FA5	1,639,916	1,603,298	36,618	1,603,298	1,603,298	03/31/2010
361849K84	1,936,810	1,417,161	519,649	1,417,161	798,768	03/31/2010
36228FC61	1,546,683	1,545,575	1,108	1,545,575	1,545,575	03/31/2010
36242DYN7	477,674	469,311	8,363	469,311	469,311	03/31/2010
36828QSL1	4,840,420	660,344	4,180,076	660,344	896,775	03/31/2010
46625YBQ5	1,001,702	371,970	629,732	371,970	418,914	03/31/2010
46625YBR3	7,505,956	4,984,873	2,521,083	4,984,873	947,025	03/31/2010
46627QAA6	2,916,509	1,849,052	1,067,457	1,849,052	1,603,888	03/31/2010
46629MAU9	3,788,101	3,241,420	546,681	3,241,420	992,881	03/31/2010
46630VAS1	1,597,543	1,195,892	401,651	1,195,892	756,919	03/31/2010
46631BAN5	6,418,655	3,552,290	2,866,365	3,552,290	1,208,011	03/31/2010
59023NAS7	1,057,720	172,962	884,758	172,962	172,962	03/31/2010
61750WBD4	592,726	150,106	442,620	150,106	189,092	03/31/2010
69335YAJ5	2,661,078	2,642,652	18,426	2,642,652	1,137,763	03/31/2010
73316PBB5	738,420	734,002	4,418	734,002	734,002	03/31/2010
73316PCK4	1,207,016	1,205,895	1,121	1,205,895	612,767	03/31/2010
73316PCL2	269,630	268,265	1,365	268,265	268,265	03/31/2010
76110WWJ1	650,648	649,453	1,195	649,453	649,453	03/31/2010
76111XA60	719,495	513,327	206,168	513,327	513,327	03/31/2010
863576AT1	262,582	250,910	11,672	250,910	250,910	03/31/2010
929227Z66	6,968,632	6,922,086	46,546	6,922,086	4,734,268	03/31/2010
929766D42	2,936,327	2,315,970	620,357	2,315,970	2,687,157	03/31/2010
929766TU7	2,020,496	1,813,590	206,906	1,813,590	1,766,645	03/31/2010
92977QAQ1	1,214,832	956,053	258,779	956,053	832,427	03/31/2010
92978TAW1	1,044,074	912,432	131,642	912,432	306,577	03/31/2010
982512AC9	240,000	-	240,000	-	160,000	03/31/2010
982512AD7	270,000	-	270,000	-	150,000	03/31/2010
000780KJ4	2,472,754	2,450,454	22,300	2,450,454	1,475,438	06/30/2010
04542BMW9	319,454	176,197	143,257	176,197	176,197	06/30/2010
05946XTX1	498,941	148,217	350,724	148,217	148,217	06/30/2010
05948KCC1	2,500,508	2,499,042	1,466	2,499,042	1,860,238	06/30/2010
05948KJX8	5,018,923	5,015,726	3,197	5,015,726	3,159,525	06/30/2010
05948KST7	885,235	879,839	5,396	879,839	879,839	06/30/2010
05948KTP4	1,467,660	1,464,290	3,370	1,464,290	1,464,290	06/30/2010
059497AF4	1,679,420	729,597	949,823	729,597	302,072	06/30/2010
05949AQL7	7,091,458	7,087,744	3,714	7,087,744	4,386,158	06/30/2010
07388LAQ3	2,448,776	861,057	1,587,719	861,057	914,626	06/30/2010
12513YAS9	592,740	201,164	391,576	201,164	422,835	06/30/2010
12669FQF3	723,927	695,845	28,082	695,845	170,468	06/30/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

1729734B2	$ 10,369,524	$ 10,328,482	$ 41,042	$ 10,328,482	$ 9,845,910	06/30/2010
17309BAB3	3,315,004	3,204,330	110,674	3,204,330	1,931,124	06/30/2010
20047NAN2	5,118,446	3,891,086	1,227,360	3,891,086	3,386,225	06/30/2010
225458RZ3	200,698	179,469	21,229	179,469	317,887	06/30/2010
22545LAT6	332,938	212,132	120,806	212,132	130,326	06/30/2010
24763LFY1	533,733	473,182	60,551	473,182	275,243	06/30/2010
32051GD77	766,269	418,021	348,248	418,021	418,021	06/30/2010
32052UAX1	254,919	178,199	76,720	178,199	178,199	06/30/2010
36242DYN7	481,991	481,146	845	481,146	481,146	06/30/2010
393505QZ8	3,729,647	3,700,762	28,885	3,700,762	3,564,991	06/30/2010
466247HG1	253,893	191,598	62,295	191,598	191,598	06/30/2010
46629GAR9	2,889,411	886,025	2,003,386	886,025	1,320,992	06/30/2010
46629MAU9	3,241,421	3,034,691	206,730	3,034,691	1,051,762	06/30/2010
46630AAA6	4,068,290	1,567,232	2,501,058	1,567,232	1,294,678	06/30/2010
46630VAQ5	5,695,973	4,916,541	779,432	4,916,541	1,736,071	06/30/2010
46630VAS1	1,195,892	795,922	399,970	795,922	800,606	06/30/2010
52108H3R3	4,960,373	3,239,380	1,720,993	3,239,380	1,727,429	06/30/2010
52108H3S1	6,441,029	3,608,579	2,832,450	3,608,579	942,927	06/30/2010
52470UAJ4	470,139	371,968	98,171	371,968	705,000	06/30/2010
55313KAK7	1,186,450	603,064	583,386	603,064	511,459	06/30/2010
59023NAS7	509,783	169,442	340,341	169,442	169,442	06/30/2010
61750CAT4	386,659	300,386	86,273	300,386	350,832	06/30/2010
61750WBD4	150,106	120,699	29,407	120,699	136,556	06/30/2010
69335YAJ5	2,632,954	2,631,479	1,475	2,631,479	1,190,602	06/30/2010
75970QAF7	6,180,351	6,165,261	15,090	6,165,261	3,067,781	06/30/2010
760985YX3	917,631	917,298	333	917,298	180,999	06/30/2010
76110WWJ1	651,460	650,763	697	650,763	650,763	06/30/2010
76111XA60	219,869	164,533	55,336	164,533	164,533	06/30/2010
76111XPF4	1,482,549	1,482,525	24	1,482,525	958,700	06/30/2010
76111XXX6	341,776	278,381	63,395	278,381	278,381	06/30/2010
79548KA73	3,852,829	3,852,502	327	3,852,502	2,069,474	06/30/2010
863576AT1	288,946	258,059	30,887	258,059	258,059	06/30/2010
929227Z66	6,597,439	6,593,172	4,267	6,593,172	4,610,062	06/30/2010
929766D42	2,315,970	2,014,001	301,969	2,014,001	3,081,130	06/30/2010
92976BBV3	1,981,127	1,754,571	226,556	1,754,571	825,900	06/30/2010
92978MAL0	6,459,170	5,667,635	791,535	5,667,635	2,203,832	06/30/2010
92978TAW1	912,432	310,094	602,338	310,094	324,603	06/30/2010
939336Y31	591,862	191,673	400,189	191,673	191,673	06/30/2010
03702WAK0	901,336	846,217	55,119	846,217	163,800	09/30/2010
05946XTX1	97,076	36,779	60,297	36,779	36,779	09/30/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05948KCC1	$ 2,457,109	$ 2,454,980	$ 2,129	$ 2,454,980	$ 1,864,815	09/30/2010
05948KGK9	5,644,212	5,637,378	6,834	5,637,378	3,627,031	09/30/2010
05948KJX8	4,960,880	4,959,318	1,562	4,959,318	3,209,528	09/30/2010
05948KTP4	1,484,002	1,464,574	19,428	1,464,574	1,464,574	09/30/2010
05949AQL7	6,913,447	6,911,857	1,590	6,911,857	4,405,716	09/30/2010
05949CQD1	7,028,946	7,025,882	3,065	7,025,882	6,610,080	09/30/2010
07324MAF2	1,833,107	1,396,120	436,987	1,396,120	357,102	09/30/2010
07324MAH8	1,127,494	753,783	373,711	753,783	78,372	09/30/2010
07324YAK5	1,033,205	730,253	302,951	730,253	420,492	09/30/2010
07388LAQ3	861,057	766,806	94,251	766,806	963,604	09/30/2010
12513EAU8	7,743,834	5,195,280	2,548,554	5,195,280	3,000,039	09/30/2010
14986DAT7	1,142,533	675,315	467,218	675,315	1,041,873	09/30/2010
14986DAU4	658,935	260,355	398,580	260,355	739,644	09/30/2010
17309BAB3	2,921,148	2,331,794	589,354	2,331,794	1,943,993	09/30/2010
20047NAN2	3,891,086	3,447,842	443,244	3,447,842	3,559,671	09/30/2010
20173QAR2	1,234,810	792,759	442,051	792,759	879,448	09/30/2010
225458RZ3	179,469	113,669	65,801	113,669	315,630	09/30/2010
22545LAT6	212,132	161,272	50,861	161,272	137,033	09/30/2010
225470H22	2,490,925	1,501,709	989,216	1,501,709	667,541	09/30/2010
24763LFY1	464,853	405,394	59,459	405,394	277,440	09/30/2010
30249YAC7	928,590	821,510	107,080	821,510	70,000	09/30/2010
32051GVB8	1,475,156	1,224,159	250,997	1,224,159	1,224,159	09/30/2010
32052UAX1	983,428	139,360	844,069	139,360	139,360	09/30/2010
361849K68	4,886,861	4,140,080	746,781	4,140,080	2,134,556	09/30/2010
361849K84	1,417,161	967,916	449,245	967,916	827,018	09/30/2010
36828QQS8	4,722,738	2,886,895	1,835,843	2,886,895	1,350,415	09/30/2010
46625YBR3	4,984,873	4,041,145	943,728	4,041,145	4,084,059	09/30/2010
46625YDW0	4,024,429	3,910,989	113,440	3,910,989	1,372,045	09/30/2010
46625YNY5	7,708,957	5,427,441	2,281,515	5,427,441	2,392,480	09/30/2010
46627QAA6	1,849,052	720,428	1,128,624	720,428	1,817,355	09/30/2010
46630VAQ5	4,916,541	3,176,271	1,740,271	3,176,271	1,819,895	09/30/2010
46630VAS1	795,922	303,691	492,231	303,691	831,497	09/30/2010
46631BAN5	3,552,290	1,601,873	1,950,417	1,601,873	1,350,706	09/30/2010
501673AA5	7,823,069	7,643,277	179,792	7,643,277	6,985,475	09/30/2010
52108H3R3	3,239,380	3,079,175	160,205	3,079,175	1,808,802	09/30/2010
52108H3S1	3,608,579	3,096,806	511,773	3,096,806	922,856	09/30/2010
57643LRK4	1,595,201	1,580,900	14,301	1,580,900	832,745	09/30/2010
59022HJV5	6,163,822	4,492,159	1,671,663	4,492,159	2,421,887	09/30/2010
59023BAJ3	6,610,785	6,468,587	142,198	6,468,587	3,585,236	09/30/2010
61750CAT4	300,386	265,031	35,355	265,031	365,641	09/30/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

61750WBD4	$ 120,699	$ 90,758	$ 29,941	$ 90,758	$ 118,203	09/30/2010
69335YAJ5	2,621,890	2,618,601	3,289	2,618,601	1,220,855	09/30/2010
74958AAD6	5,978,385	5,977,848	538	5,977,848	5,451,282	09/30/2010
75970QAF7	6,165,261	5,990,156	175,105	5,990,156	3,534,000	09/30/2010
760985XZ9	1,029,985	424,003	605,982	424,003	177,288	09/30/2010
760985YX3	917,298	917,083	214	917,083	183,292	09/30/2010
76111XA60	376,816	117,087	259,729	117,087	117,087	09/30/2010
79548KA73	3,852,502	3,851,756	745	3,851,756	2,308,375	09/30/2010
863576AT1	180,309	178,696	1,614	178,696	178,696	09/30/2010
929227WP7	166,429	118,630	47,800	118,630	4,374	09/30/2010
929227Z66	6,143,586	6,142,145	1,441	6,142,145	4,362,464	09/30/2010
92976BBV3	1,754,571	1,558,689	195,882	1,558,689	972,621	09/30/2010
92978TAW1	310,094	140,244	169,849	140,244	337,741	09/30/2010
94982MAH9	211,734	70,341	141,392	70,341	70,341	09/30/2010
94982MAJ5	246,297	11,878	234,420	11,878	3,353	09/30/2010
03702WAK0	846,217	765,304	80,913	765,304	227,500	12/31/2010
058931BR6	2,372,861	2,035,212	337,649	2,035,212	2,035,212	12/31/2010
05946XTX1	782,843	17,627	765,216	17,627	17,627	12/31/2010
05948KYD5	2,980,670	1,146,902	1,833,768	1,146,902	1,146,902	12/31/2010
05949QBV6	4,844,699	360,042	4,484,657	360,042	360,042	12/31/2010
07324MAF2	1,396,120	1,145,368	250,752	1,145,368	638,792	12/31/2010
07324MAH8	753,783	604,972	148,811	604,972	237,294	12/31/2010
07324SCV2	2,401,515	2,088,844	312,671	2,088,844	1,374,812	12/31/2010
07324YAK5	708,659	587,686	120,973	587,686	413,579	12/31/2010
12513YAK6	2,496,971	1,443,260	1,053,711	1,443,260	1,443,260	12/31/2010
12558MBM3	3,247,227	3,246,368	859	3,246,368	1,697,988	12/31/2010
12669FQF3	248,932	194,676	54,256	194,676	194,676	12/31/2010
14986DAT7	675,316	276,103	399,213	276,103	970,463	12/31/2010
1729734M8	457,557	134,580	322,977	134,580	134,580	12/31/2010
19075CAL7	1,564,519	1,405,971	158,548	1,405,971	1,252,320	12/31/2010
225470BC6	2,512,002	1,908,758	603,244	1,908,758	1,908,758	12/31/2010
225470BE2	1,405,664	811,496	594,168	811,496	811,496	12/31/2010
24763LFY1	395,102	237,201	157,901	237,201	260,771	12/31/2010
30249YAC7	821,511	679,736	141,775	679,736	150,000	12/31/2010
32051GD77	1,759,378	435,593	1,323,785	435,593	435,593	12/31/2010
32051GEF8	69,228	23,366	45,862	23,366	23,366	12/31/2010
32051GNB7	1,370,928	690,671	680,257	690,671	690,671	12/31/2010
32051GVB8	2,591,522	1,216,677	1,374,845	1,216,677	1,216,677	12/31/2010
32052LAT0	845,340	386,404	458,936	386,404	386,404	12/31/2010
32052UAX1	198,000	104,891	93,109	104,891	104,891	12/31/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

361849K68	$ 4,140,081	$ 3,397,716	$ 742,365	$ 3,397,716	$ 2,132,186	12/31/2010
36185N4T4	2,526,810	2,498,866	27,944	2,498,866	1,470,067	12/31/2010
362341EV7	620,364	350,784	269,580	350,784	350,784	12/31/2010
36242DYN7	502,111	501,388	723	501,388	501,388	12/31/2010
41161PNC3	1,088,687	419,527	669,160	419,527	419,527	12/31/2010
466247HG1	766,300	137,008	629,292	137,008	137,008	12/31/2010
466247ST1	440,254	262,265	177,989	262,265	262,265	12/31/2010
46625YBQ5	371,970	239,957	132,013	239,957	645,469	12/31/2010
46625YBR3	4,041,145	3,411,899	629,246	3,411,899	3,809,170	12/31/2010
46625YDW0	3,910,989	3,385,871	525,118	3,385,871	1,367,837	12/31/2010
46625YRC9	5,802,991	3,582,883	2,220,108	3,582,883	3,582,883	12/31/2010
46625YSU8	2,453,973	2,031,513	422,460	2,031,513	2,031,513	12/31/2010
46629PAJ7	224,525	208,317	16,208	208,317	208,317	12/31/2010
501673AA5	7,128,339	7,123,086	5,253	7,123,086	6,660,438	12/31/2010
50179MAR2	2,412,499	1,485,782	926,717	1,485,782	2,147,855	12/31/2010
52108H3R3	3,079,175	2,854,698	224,477	2,854,698	1,154,094	12/31/2010
52520MGD9	798,362	415,414	382,948	415,414	551,928	12/31/2010
55313KAK7	603,064	157,312	445,752	157,312	467,689	12/31/2010
57643LRK4	1,554,982	1,195,982	359,000	1,195,982	844,168	12/31/2010
59022HEA6	3,006,376	2,888,705	117,671	2,888,705	1,795,782	12/31/2010
59022HEB4	2,758,100	2,612,095	146,005	2,612,095	1,386,249	12/31/2010
59022HJV5	3,595,170	2,424,054	1,171,116	2,424,054	2,424,054	12/31/2010
59023NAS7	889,189	-	889,189	-	51,488	12/31/2010
61750WBD4	90,758	44,566	46,192	44,566	66,506	12/31/2010
749577AA0	20,177,132	20,091,722	85,410	20,091,722	18,676,820	12/31/2010
74958AAD6	5,977,847	5,925,044	52,803	5,925,044	5,460,000	12/31/2010
74958YAA0	5,031,438	4,966,566	64,872	4,966,566	4,431,025	12/31/2010
75970QAF7	5,990,156	5,410,463	579,693	5,410,463	3,273,302	12/31/2010
76111XA60	1,399,254	60,304	1,338,950	60,304	60,304	12/31/2010
76111XXX6	555,787	272,945	282,842	272,945	272,945	12/31/2010
863576AT1	1,011,402	365,193	646,209	365,193	365,193	12/31/2010
929227WP7	117,689	116,577	1,112	116,577	4,443	12/31/2010
9297663A9	5,554,741	4,028,914	1,525,827	4,028,914	1,224,167	12/31/2010
92976BBV3	1,153,698	820,878	332,820	820,878	820,878	12/31/2010
92978PAR0	835,535	648,835	186,700	648,835	970,875	12/31/2010
94982MAH9	293,093	62,028	231,065	62,028	62,028	12/31/2010
94982MAJ5	11,382	-	11,382	-	3,648	12/31/2010
94983JAJ1	1,002,072	349,065	653,007	349,065	349,065	12/31/2010
52470LAL9	6,985,639	1,400,193	5,585,446	1,400,193	1,750,000	09/30/2009
22545MAP2	1,159,551	288,142	871,409	288,142	573,973	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

52470UAJ4	$ 4,688,325	$ 470,139	$ 4,218,186	$ 470,139	$ 470,000	09/30/2009
92977QAQ1	5,174,207	1,630,057	3,544,150	1,630,057	686,376	09/30/2009
14986DAU4	1,709,398	1,304,079	405,319	1,304,079	667,264	09/30/2009
982512AD7	3,000,000	270,000	2,730,000	270,000	270,000	09/30/2009
939336Y31	2,026,129	1,259,088	767,041	1,259,088	317,326	09/30/2009
62940HAG0	60	-	60	-	77,866	09/30/2009
92978PAR0	1,230,854	1,022,472	208,382	1,022,472	427,024	09/30/2009
46630JBN8	2,659,534	1,547,406	1,112,128	1,547,406	466,082	09/30/2009
00011#AA1	4,212,719	2,105,098	2,107,621	2,105,098	2,106,360	09/30/2009
94985JBM1	9,858,656	7,806,976	2,051,680	7,806,976	7,900,000	09/30/2009
52520MGD9	8,418,688	6,465,075	1,953,613	6,465,075	1,342,816	09/30/2009
982512AC9	2,000,000	240,000	1,760,000	240,000	240,000	09/30/2009
92922FXB9	1,056,201	819,717	236,484	819,717	226,047	09/30/2009
61750CAT4	422,293	386,659	35,634	386,659	285,233	09/30/2009
46630VAS1	3,514,501	2,430,615	1,083,886	2,430,615	1,178,095	09/30/2009
12666CAF0	1,137,783	108,140	1,029,643	108,140	108,140	09/30/2009
07388LAQ3	3,688,803	2,664,161	1,024,642	2,664,161	670,209	09/30/2009
92922FHE1	5,909,853	4,959,175	950,678	4,959,175	4,238,455	09/30/2009
92978TAW1	2,259,889	1,534,166	725,723	1,534,166	431,440	09/30/2009
94983NAN3	3,823,387	3,108,005	715,382	3,108,005	1,264,882	09/30/2009
929766RC9	986,883	286,139	700,744	286,139	294,110	09/30/2009
760985XZ9	1,118,083	422,713	695,370	422,713	422,713	09/30/2009
41161PNC3	4,145,640	4,145,606	34	4,145,606	780,989	09/30/2009
32052LAT0	2,609,333	2,105,917	503,416	2,105,917	582,883	09/30/2009
126670ZM3	5,000,000	4,522,872	477,128	4,522,872	1,131,355	09/30/2009
362341EV7	1,873,949	1,449,004	424,945	1,449,004	644,672	09/30/2009
04544PAE9	5,500,000	5,078,219	421,781	5,078,219	1,932,007	09/30/2009
14986DAT7	5,019,721	4,640,950	378,771	4,640,950	836,312	09/30/2009
32052UAX1	2,215,022	1,840,129	374,893	1,840,129	331,534	09/30/2009
76113ABJ9	5,000,000	4,652,571	347,429	4,652,571	1,507,580	09/30/2009
07325NBR2	3,000,000	2,661,291	338,709	2,661,291	205,926	09/30/2009
45254TTZ7	4,000,000	3,680,351	319,649	3,680,351	1,296,632	09/30/2009
92922FVM7	1,528,813	1,214,899	313,914	1,214,899	866,598	09/30/2009
12669GJK8	3,912,446	3,640,807	271,639	3,640,807	1,668,658	09/30/2009
05949AF47	1,701,838	1,452,385	249,453	1,452,385	403,640	09/30/2009
22545LAT6	481,914	439,326	42,588	439,326	129,012	09/30/2009
81744FGG6	3,235,863	3,017,797	218,066	3,017,797	858,741	09/30/2009
760985XY2	1,823,208	1,612,669	210,539	1,612,669	788,427	09/30/2009
83611MDJ4	1,435,961	1,238,822	197,139	1,238,822	1,238,822	09/30/2009
07324SCV2	2,936,189	2,751,255	184,934	2,751,255	1,256,524	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

81744FHQ3	$ 2,014,843	$ 1,832,170	$ 182,673	$ 1,832,170	$ 586,803	09/30/2009
92978PAQ2	450,685	274,574	176,111	274,574	71,175	09/30/2009
07324MAF2	2,000,001	1,833,107	166,894	1,833,107	240,000	09/30/2009
161546HE9	8,046,825	7,882,684	164,141	7,882,684	3,986,115	09/30/2009
59020UNG6	3,116,869	2,958,347	158,522	2,958,347	1,244,393	09/30/2009
94982MAJ5	431,149	281,054	150,095	281,054	41,812	09/30/2009
83611MMK1	4,310,134	4,165,753	144,381	4,165,753	3,213,951	09/30/2009
61750WBD4	732,301	592,726	139,575	592,726	152,259	09/30/2009
17307GVL9	7,996,278	7,862,741	133,537	7,862,741	4,750,552	09/30/2009
05947U5C8	3,710,081	3,607,910	102,171	3,607,910	3,243,545	09/30/2009
57643LRK4	2,000,000	1,907,872	92,128	1,907,872	963,306	09/30/2009
058931BR6	11,371,571	11,283,550	88,021	11,283,550	1,973,481	09/30/2009
393505QZ8	3,816,034	3,729,647	86,387	3,729,647	2,983,040	09/30/2009
921796HD3	2,746,710	2,668,591	78,119	2,668,591	2,410,776	09/30/2009
07324MAH8	1,202,000	1,127,494	74,506	1,127,494	72,120	09/30/2009
70069FGB7	3,000,000	2,926,370	73,630	2,926,370	1,984,218	09/30/2009
30249YAC7	1,000,000	928,590	71,410	928,590	80,000	09/30/2009
07324YAK5	1,221,964	1,155,619	66,345	1,155,619	360,113	09/30/2009
86359BW98	2,000,000	1,934,091	65,909	1,934,091	1,109,004	09/30/2009
05949QBV6	9,345,379	9,281,254	64,125	9,281,254	2,695,278	09/30/2009
05946XGG2	14,811,796	14,750,498	61,298	14,750,498	10,657,216	09/30/2009
05948KDT3	7,338,265	7,281,442	56,823	7,281,442	4,117,024	09/30/2009
55265KZT9	2,663,503	2,607,377	56,126	2,607,377	1,235,036	09/30/2009
05948KRR2	6,003,719	5,948,027	55,692	5,948,027	2,965,353	09/30/2009
05948KTP4	2,450,491	2,396,695	53,796	2,396,695	2,396,695	09/30/2009
73316PAJ9	2,963,570	2,911,805	51,765	2,911,805	1,290,531	09/30/2009
949760AY8	2,000,521	1,951,714	48,807	1,951,714	1,107,708	09/30/2009
05948KDV8	1,589,017	1,543,043	45,974	1,543,043	294,134	09/30/2009
12667FD44	1,000,000	956,557	43,443	956,557	412,204	09/30/2009
94983QAL0	9,761,307	9,718,494	42,813	9,718,494	8,200,000	09/30/2009
05948KHW2	1,368,202	1,326,345	41,857	1,326,345	538,017	09/30/2009
294751FA5	3,732,993	3,691,195	41,798	3,691,195	1,645,545	09/30/2009
05948KCU1	4,934,707	4,893,451	41,256	4,893,451	2,892,012	09/30/2009
05948KDU0	3,365,059	3,324,479	40,580	3,324,479	1,399,368	09/30/2009
32027NNS6	1,894,230	1,853,732	40,498	1,853,732	1,059,058	09/30/2009
12669FXC2	2,231,806	2,192,100	39,706	2,192,100	622,285	09/30/2009
86359BV81	1,332,327	1,293,683	38,644	1,293,683	796,625	09/30/2009
32051GD77	4,057,716	4,020,725	36,991	4,020,725	457,353	09/30/2009
80382UAT0	1,382,139	1,346,185	35,954	1,346,185	639,116	09/30/2009
94983HAE6	6,949,595	6,916,514	33,081	6,916,514	6,481,074	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

161546GN0	$ 1,585,814	$ 1,552,789	$ 33,025	$ 1,552,789	$ 661,209	09/30/2009
05946XGH0	1,661,356	1,628,896	32,460	1,628,896	1,628,896	09/30/2009
73316PBB5	2,959,275	2,927,866	31,409	2,927,866	752,340	09/30/2009
05948KGM5	1,283,048	1,252,179	30,869	1,252,179	426,357	09/30/2009
36242DSU8	3,995,581	3,965,466	30,115	3,965,466	1,964,400	09/30/2009
36228FC61	2,466,883	2,438,890	27,993	2,438,890	1,619,877	09/30/2009
000780GM2	1,529,671	1,501,780	27,891	1,501,780	1,286,499	09/30/2009
32051GWZ4	3,793,221	3,765,374	27,847	3,765,374	1,607,941	09/30/2009
05948XDK4	2,064,327	2,039,416	24,911	2,039,416	1,612,303	09/30/2009
05948KJZ3	1,003,980	979,169	24,811	979,169	378,811	09/30/2009
05948KCC1	2,662,512	2,637,954	24,558	2,637,954	1,923,238	09/30/2009
76111XA60	3,419,200	3,394,730	24,470	3,394,730	504,814	09/30/2009
79548KA73	3,877,304	3,853,161	24,143	3,853,161	2,114,452	09/30/2009
05948KGL7	2,728,102	2,704,923	23,179	2,704,923	1,423,328	09/30/2009
172973YG8	1,778,018	1,755,723	22,295	1,755,723	1,253,287	09/30/2009
05948KHV4	2,903,736	2,882,005	21,731	2,882,005	1,314,819	09/30/2009
05948XUE9	9,079,088	9,057,459	21,629	9,057,459	6,666,364	09/30/2009
863576AT1	2,654,654	2,633,856	20,798	2,633,856	782,459	09/30/2009
12669FQF3	886,171	865,747	20,424	865,747	189,734	09/30/2009
76111XJA2	1,168,979	1,149,017	19,962	1,149,017	590,151	09/30/2009
05948XUF6	4,159,336	4,139,391	19,945	4,139,391	2,735,553	09/30/2009
75970QAF7	6,200,000	6,180,351	19,649	6,180,351	2,819,369	09/30/2009
59023NAS7	210,356	190,791	19,565	190,791	190,791	09/30/2009
1729734M8	2,110,476	2,092,667	17,809	2,092,667	217,727	09/30/2009
172973D89	1,200,206	1,182,572	17,634	1,182,572	570,730	09/30/2009
126673ZW5	6,892,709	6,875,193	17,516	6,875,193	1,428,106	09/30/2009
73316PGL8	3,097,204	3,081,154	16,050	3,081,154	1,011,781	09/30/2009
36242DNF6	1,916,862	1,900,875	15,987	1,900,875	753,653	09/30/2009
863576CV4	13,336,016	13,321,409	14,607	13,321,409	3,879,489	09/30/2009
126673DR0	5,504,724	5,490,616	14,108	5,490,616	2,961,121	09/30/2009
05948KNU9	3,517,370	3,505,447	11,923	3,505,447	1,546,716	09/30/2009
05946XTX1	1,272,012	1,260,090	11,922	1,260,090	320,030	09/30/2009
05948KHU6	6,776,820	6,764,966	11,854	6,764,966	4,227,900	09/30/2009
172973UY3	3,291,891	3,280,044	11,847	3,280,044	1,556,863	09/30/2009
76111XXX6	2,108,395	2,096,980	11,415	2,096,980	203,201	09/30/2009
12498NAB9	3,869,708	3,858,572	11,136	3,858,572	2,985,682	09/30/2009
76111XFN8	1,178,532	1,168,989	9,543	1,168,989	624,489	09/30/2009
05948KYD5	1,144,187	1,134,648	9,539	1,134,648	1,134,648	09/30/2009
9292275R3	4,623,774	4,614,688	9,086	4,614,688	3,566,745	09/30/2009
05949AYP9	1,481,161	1,472,139	9,022	1,472,139	264,908	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

126673P48	$ 3,698,052	$ 3,689,072	$ 8,980	$ 3,689,072	$ 897,646	09/30/2009
32051DL75	1,471,427	1,462,462	8,965	1,462,462	932,952	09/30/2009
05948KJY6	2,341,037	2,334,051	6,986	2,334,051	1,186,638	09/30/2009
126673JE3	2,928,643	2,921,722	6,921	2,921,722	913,718	09/30/2009
73316PCK4	1,213,795	1,207,016	6,779	1,207,016	545,252	09/30/2009
05948KST7	2,634,023	2,627,244	6,779	2,627,244	878,384	09/30/2009
04542BMW9	986,607	979,876	6,731	979,876	261,633	09/30/2009
73316PBA7	3,400,239	3,393,581	6,658	3,393,581	1,616,222	09/30/2009
04542BMV1	2,961,218	2,955,282	5,936	2,955,282	1,272,742	09/30/2009
76110WC87	2,782,895	2,776,966	5,929	2,776,966	1,207,355	09/30/2009
05946XFK4	2,305,673	2,299,746	5,927	2,299,746	1,380,840	09/30/2009
126673NF5	2,449,935	2,444,100	5,835	2,444,100	624,503	09/30/2009
76112BHZ6	4,500,508	4,495,205	5,303	4,495,205	967,537	09/30/2009
17309BAB3	4,460,319	4,455,085	5,234	4,455,085	2,760,754	09/30/2009
05948KVF3	1,895,405	1,890,433	4,972	1,890,433	652,633	09/30/2009
126673GC0	1,886,987	1,882,217	4,770	1,882,217	399,302	09/30/2009
76110WC79	1,987,831	1,983,803	4,028	1,983,803	989,420	09/30/2009
161546HW9	1,826,923	1,824,265	2,658	1,824,265	486,507	09/30/2009
17307GPH5	2,793,950	2,791,540	2,410	2,791,540	1,158,195	09/30/2009
12558MBM3	3,741,659	3,739,287	2,372	3,739,287	1,208,716	09/30/2009
126673ZZ8	918,957	916,600	2,357	916,600	101,071	09/30/2009
760985YX3	921,902	919,948	1,954	919,948	174,201	09/30/2009
000780KJ4	2,704,947	2,703,042	1,905	2,703,042	1,481,815	09/30/2009
76110WVS2	948,581	946,805	1,776	946,805	433,727	09/30/2009
55265KN62	4,216,252	4,214,523	1,729	4,214,523	3,158,209	09/30/2009
49436PAD7	8,114	6,463	1,651	6,463	18,750	09/30/2009
03072SQW8	2,411,577	2,410,465	1,112	2,410,465	324,128	09/30/2009
05948X5C1	1,329,548	1,329,210	338	1,329,210	494,543	09/30/2009
05949CQD1	7,029,101	7,028,946	155	7,028,946	6,117,840	09/30/2009
294751EL2	688,089	687,939	150	687,939	189,294	09/30/2009
76111XPF4	1,582,656	1,582,626	30	1,582,626	1,026,600	09/30/2009
52520MGD9	6,457,436	802,118	5,655,318	802,118	1,007,185	12/31/2009
05950VAV2	2,347,277	-	2,347,277	-	1,720,809	12/31/2009
19075CAL7	6,588,882	1,712,054	4,876,828	1,712,054	872,746	12/31/2009
12666CAF0	3,956,428	109,455	3,846,973	109,455	109,455	12/31/2009
92977QAQ1	1,630,057	1,214,832	415,225	1,214,832	803,782	12/31/2009
46630JBN8	2,507,276	-	2,507,276	-	521,355	12/31/2009
14986DAU4	1,304,079	1,020,551	283,528	1,020,551	692,779	12/31/2009
46625YWL3	3,850,659	190,383	3,660,276	190,383	960,272	12/31/2009
20173QAR2	5,017,973	1,584,996	3,432,977	1,584,996	724,486	12/31/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

92978TAM3	$ 3,382,212	$ 384,005	$ 2,998,207	$ 384,005	$ 701,486	12/31/2009
939336Y31	591,631	331,868	259,763	331,868	331,868	12/31/2009
039279AD6	2,913,397	93,038	2,820,359	93,038	462,400	12/31/2009
92978PAR0	1,022,473	835,535	186,938	835,535	657,536	12/31/2009
46629YAR0	1,812,715	-	1,812,715	-	881,574	12/31/2009
50179MAR2	6,120,728	2,412,499	3,708,229	2,412,499	984,643	12/31/2009
92976UAE0	787,206	-	787,206	-	776,158	12/31/2009
55313KAK7	3,111,989	1,186,450	1,925,539	1,186,450	529,488	12/31/2009
46630VAS1	2,430,615	1,597,543	833,072	1,597,543	965,910	12/31/2009
14986DAT7	4,640,950	3,137,985	1,502,965	3,137,985	828,309	12/31/2009
92922FXB9	328,528	210,089	118,439	210,089	210,089	12/31/2009
46629MAU9	5,229,909	3,788,101	1,441,808	3,788,101	984,955	12/31/2009
76111XA60	1,724,371	505,901	1,218,470	505,901	505,901	12/31/2009
92978TAW1	1,534,165	1,044,074	490,091	1,044,074	298,409	12/31/2009
46630EAP5	1,784,701	-	1,784,701	-	1,427,915	12/31/2009
12513YAS9	977,144	707,933	269,211	707,933	463,176	12/31/2009
929766TU7	3,005,384	2,020,496	984,888	2,020,496	1,228,252	12/31/2009
929766RC9	286,139	30,699	255,440	30,699	397,716	12/31/2009
03927PAG3	967,933	26,498	941,435	26,498	102,500	12/31/2009
83611MDJ4	1,920,970	1,287,577	633,393	1,287,577	1,287,577	12/31/2009
32052UAX1	657,866	335,246	322,620	335,246	335,246	12/31/2009
36242D7Y3	4,616,450	3,994,454	621,996	3,994,454	1,528,751	12/31/2009
03927PAE8	4,025,740	3,513,463	512,277	3,513,463	1,061,813	12/31/2009
161546HW9	932,751	433,836	498,915	433,836	433,836	12/31/2009
126670ZM3	4,522,872	4,521,697	1,175	4,521,697	1,733,065	12/31/2009
04544PAE9	5,078,219	5,045,815	32,404	5,045,815	1,741,718	12/31/2009
05948KVF3	1,082,955	637,052	445,903	637,052	637,052	12/31/2009
81744FHQ3	521,191	268,780	252,411	268,780	268,780	12/31/2009
12669GJK8	3,586,261	3,542,023	44,238	3,542,023	1,408,487	12/31/2009
92978PAQ2	274,574	136,922	137,652	136,922	74,128	12/31/2009
04542BMW9	492,332	228,941	263,391	228,941	228,941	12/31/2009
81744FGG6	1,336,150	1,331,444	4,706	1,331,444	1,331,444	12/31/2009
76111J6G4	1,299,758	1,093,144	206,614	1,093,144	583,775	12/31/2009
59020UNG6	1,221,083	1,215,962	5,121	1,215,962	1,215,962	12/31/2009
12667FD44	956,556	853,903	102,653	853,903	415,403	12/31/2009
32051GD77	515,097	411,794	103,303	411,794	411,794	12/31/2009
12669FXC2	2,158,004	2,069,445	88,559	2,069,445	509,396	12/31/2009
05946XGG2	14,568,401	14,508,165	60,236	14,508,165	10,355,641	12/31/2009
393505QZ8	3,834,016	3,729,647	104,369	3,729,647	3,185,172	12/31/2009
86359BW98	1,934,092	1,928,966	5,126	1,928,966	1,194,206	12/31/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05946XGH0	$ 1,146,994	$ 1,114,628	$ 32,366	$ 1,114,628	$ 1,114,628	12/31/2009
05948KTP4	1,352,946	1,351,720	1,226	1,351,720	1,351,720	12/31/2009
94983QAL0	9,718,495	9,708,975	9,520	9,708,975	8,800,000	12/31/2009
73316PBB5	815,103	801,523	13,580	801,523	801,523	12/31/2009
80382UAT0	1,174,916	1,171,632	3,284	1,171,632	570,286	12/31/2009
000780AX4	1,332,875	1,297,611	35,264	1,297,611	463,084	12/31/2009
94984EAD4	8,881,011	8,849,306	31,705	8,849,306	8,212,374	12/31/2009
69335YAJ5	2,700,687	2,670,388	30,299	2,670,388	1,128,164	12/31/2009
94982FAS0	7,801,857	7,775,269	26,588	7,775,269	2,712,794	12/31/2009
05948KCC1	2,598,158	2,598,122	36	2,598,122	1,855,173	12/31/2009
79548KA73	3,853,161	3,852,829	332	3,852,829	2,101,269	12/31/2009
863576AT1	307,409	305,817	1,592	305,817	305,817	12/31/2009
05948KHV4	1,285,785	1,285,647	138	1,285,647	1,285,647	12/31/2009
94982QAE7	1,824,206	1,805,617	18,589	1,805,617	1,805,617	12/31/2009
1729734M8	232,824	232,362	462	232,362	232,362	12/31/2009
863576CV4	3,816,873	3,813,277	3,596	3,813,277	3,813,277	12/31/2009
05948KHU6	6,663,738	6,659,494	4,244	6,659,494	4,099,059	12/31/2009
466247HF3	324,064	309,427	14,637	309,427	309,427	12/31/2009
73316PBS8	7,374,627	7,360,511	14,116	7,360,511	3,870,072	12/31/2009
73316PCL2	249,414	235,528	13,886	235,528	235,528	12/31/2009
05948KYD5	1,124,112	1,120,866	3,246	1,120,866	1,120,866	12/31/2009
05948KST7	867,584	865,700	1,884	865,700	865,700	12/31/2009
73316PBA7	3,393,581	3,391,850	1,731	3,391,850	1,559,969	12/31/2009
466247HG1	298,770	297,709	1,061	297,709	297,709	12/31/2009
05948X5C1	1,290,122	1,290,072	50	1,290,072	468,637	12/31/2009
74041AAD5	10,000,249	6,900,249	3,100,000	6,900,249	2,912,500	12/31/2009
Total	$ 3,207,854,633	$ 2,555,666,406	$ 652,188,244	$ 2,555,666,406	$ 2,060,302,724

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life of Canada (U.S.) Variable Account L and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of MFS VIT II Global Governments Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II High Yield Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Money Market Portfolio I Class Sub-Account, and MFS VIT II Total Return Portfolio I Class Sub-Account of Sun Life of Canada (U.S.) Variable Account L (collectively the "Sub-Accounts"), as of December 31, 2012, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2012, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2012
Assets:	Shares	Cost	Value
Investments at fair value:

MFS VIT II Global Governments Portfolio I Class Sub-Account (GGS)	459,943	$ 5,155,040	$ 5,073,166
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	3,531,821	48,122,354	47,644,268
MFS VIT II High Yield Portfolio I Class Sub-Account (HYS)	6,488,657	36,287,335	39,256,375
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	8,807,501	102,804,879	117,756,282
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	19,280,479	19,280,479	19,280,479
MFS VIT II Total Return Portfolio I Class Sub-Account (TRS)	4,603,948	76,079,638	83,009,185

Total investments		287,729,725	312,019,755

Total assets		$287,729,725	$312,019,755

Liabilities:
Payable to Sponsor			$ 186,543

Total liabilities			186,543

Net assets			$311,833,212

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2012

		Value Applicable to
		Owners of Deferred
		Variable Annuity	Reserve for	Total
	Total Units	Contracts	Variable Annuities	Value
Net Assets:

GGS	232,734	$ 5,027,343	$ 41,464	$ 5,068,807
GSS	1,250,856	46,587,650	968,863	47,556,513
HYS	903,168	38,596,298	674,801	39,271,099
MIS	3,054,135	115,983,322	1,810,984	117,794,306
MMS	1,227,160	19,106,832	174,603	19,281,435
TRS	2,542,604	81,977,481	883,571	82,861,052

Total net assets		$ 307,278,926	$ 4,554,286	$ 311,833,212

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	GGS	GSS	HYS	MIS	MMS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income
	$ 156,962	$ 1,593,053	$ 2,553,325	$ 487,589	$ 2
Expenses:
Mortality and expense risk charges	(60,506)	(567,601)	(437,341)	(1,349,981)	(239,539)
Distribution charges	(7,261)	(68,112)	(52,481)	(161,998)	(28,745)
Net investment income (loss)	89,195	957,340	2,063,503	(1,024,390)	(268,282)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,919	52,979	458,037	1,412,235	-
Realized gain distributions	-	450,865	-	-	-
Net realized gains (losses)	4,919	503,844	458,037	1,412,235	-

Net change in unrealized appreciation (depreciation)	(122,799)	(826,633)	2,305,250	17,075,554	-

Net realized and change in unrealized gains (losses)	(117,880)	(322,789)	2,763,287	18,487,789	-

Increase (decrease) in net assets from operations	(28,685)	(634,551)	4,826,790	17,463,399	(268,282)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

TRS
Sub-Account
Income:

Dividend income	$ 2,176,641

Expenses:
Mortality and expense risk charges	(944,461)
Distribution charges	(113,335)
Net investment income (loss)	1,118,845

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	983,597
Realized gain distributions	-
Net realized gains (losses)	983,597

Net change in unrealized appreciation (depreciation)	6,140,595

Net realized and change in unrealized gains (losses)	7,124,192

Increase (decrease) in net assets from operations	$ 8,243,037

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2012 AND THE PERIOD ENDED DECEMBER 31, 2011

Operations:	GGS Sub-Account		GSS Sub-Account		HYS Sub-Account
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Net investment income (loss)	$ 89,195	$ (5,595)	$ 957,340	$ (51,117)	$ 2,063,503	$ (36,147)
Net realized gains (losses)	4,919	536	503,844	2,004	458,037	5,340
Net change in unrealized appreciation (depreciation)	(122,799)	40,925	(826,633)	348,547	2,305,250	663,790
Net increase (decrease) from operations	(28,685)	35,866	634,551	299,434	4,826,790	632,983

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,273	71	553,163	16,035	289,996	67,100
Transfer into UIT	-	5,924,115	-	53,310,360	-	37,061,768
Transfers between Sub-Accounts
(including the Fixed Account), net	(57,062)	(28,743)	(775,239)	101,126	919,157	235,210
Withdrawals, surrenders, annuitizations and contract charges	(629,890)	(151,227)	(5,791,952)	(489,424)	(4,248,113)	(402,773)
Net accumulation activity	(674,679)	5,744,216	(6,014,028)	52,938,097	(3,038,960)	36,961,305

Annuitization Activity:
Annuitizations	-	-	-	-	2,273	-
Annuity payments and contract charges	(3,551)	-	(213,786)	-	(128,016)	-
Transfers between Sub-Accounts, net	-	-	-	-	-	-
Adjustments to annuity reserves	(4,287)	(73)	(33,989)	(53,766)	(381)	15,105
Net annuitization activity	(7,838)	(73)	(247,775)	(53,766)	(126,124)	15,105

Net increase (decrease) from contract owner transactions	(682,517)	5,744,143	(6,261,803)	52,884,331	(3,165,084)	36,976,410

Total increase (decrease) in net assets	(711,202)	5,780,009	(5,627,252)	53,183,765	1,661,706	37,609,393

Net assets at beginning of year	5,780,009	-	53,183,765	-	37,609,393	-
Net assets at end of year	$ 5,068,807	$ 5,780,009	$ 47,556,513	$ 53,183,765	$ 39,271,099	$ 37,609,393
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2012 AND THE PERIOD ENDED DECEMBER 31, 2011 (CONTINUED)

Operations:	MIS Sub-Account		MMS Sub-Account		TRS Sub-Account
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Net investment income (loss)	$ (1,024,390)	$ (112,895)	$ (268,282)	$ (23,026)	$ 1,118,845	$ (82,161)
Net realized gains (losses)	1,412,235	(23,359)	-	-	983,597	602
Net change in unrealized appreciation (depreciation)	17,075,554	(2,124,151)	-	-	6,140,595	788,952
Net increase (decrease) from operations	17,463,399	(2,260,405)	(268,282)	(23,026)	8,243,037	707,393

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	681,425	18,343	354,743	47,801	840,822	88,613
Transfer into UIT	-	119,577,341	-	24,205,785	-	87,449,070
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,099,253)	(123,815)	(459,981)	(336,873)	(728,597)	63,652
Withdrawals, surrenders, annuitizations and contract charges	(13,850,508)	(1,370,882)	(3,957,497)	(260,824)	(12,653,322)	(858,636)
Net accumulation activity	(15,268,336)	118,100,987	(4,062,735)	23,655,889	(12,541,097)	86,742,699

Annuitization Activity:
Annuitizations	13,903	-	9,963	-	8,753	-
Annuity payments and contract charges	(293,266)	-	(31,330)	-	(151,601)	-
Transfers between Sub-Accounts, net	-	-	-	-	-	-
Adjustments to annuity reserves	24,916	13,108	1,118	(162)	(152,834)	4,702
Net annuitization activity	(254,447)	13,108	(20,249)	(162)	(295,682)	4,702

Net increase (decrease) from contract owner transactions	(15,522,783)	118,114,095	(4,082,984)	23,655,727	(12,836,779)	86,747,401

Total increase (decrease) in net assets	1,940,616	115,853,690	(4,351,266)	23,632,701	(4,593,742)	87,454,794

Net assets at beginning of year	115,853,690	-	23,632,701	-	87,454,794	-
Net assets at end of year	$ 117,794,306	$ 115,853,690	$ 19,281,435	$ 23,632,701	$ 82,861,052	$ 87,454,794

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2012

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account L (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 21, 1982, as a funding vehicle for the variable portion of the Compass 2 and Compass 3 contracts (the “Contracts”) issued by the Sponsor.  Until December 2, 2011 the Variable Account was registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a management separate account existing in accordance with the regulations of the Delaware Insurance Department. Pursuant to a contract holder vote, after the close of business on December 2, 2011, the Variable Account was reorganized, in a tax-free exchange, into a unit investment trust, and all of the investment-related assets and liabilities of the management separate account (other than insurance obligations) were transferred to the MFS Variable Insurance Trust II.  The financial statements include the results of the Variable Account from the date of the reorganization until December 31, 2012.

The assets of the Variable Account are divided into “Sub-Accounts”.  Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

On December 17, 2012, Sun Life Financial Inc., the Sponsor’s indirect parent company, announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, including all of the issued and outstanding shares of stock of the Sponsor (“the Sale Transaction”). The Sale Transaction is expected to close by the end of the second quarter 2013, subject to regulatory approvals and customary closing conditions.

There were no Sub-Accounts held by the contract owners of the Variable Account that had a name change, were closed or part of a fund merger during the current year, or that commenced operations during the past two years subsequent to the establishment of the Variable Account.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2012.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in note 5.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract.  If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested.  Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract, which are based on an assumed interest rate of 4% per year.

The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts.  The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset.  Contract loan activity is reflected in Transfers between Sub-Accounts, net in the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting for Uncertain Tax Provisions

Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2012.  The 2011 and 2012 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments.  Actual results could vary from the amounts derived from management's estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2012 and through the issuance date of the Variable Account’s financial statements, noting there are no subsequent events requiring accounting or disclosure.

New and Adopted Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS,” which change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of Topic 820, but to improve upon an entities consistency in application across jurisdictions to ensure that U.S. GAAP and International Financial Reporting Standards (“IFRS”) fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  On January 1, 2012, the Variable Account adopted the provisions of ASU 2011-04. The adoption did not impact the Variable Account’s financial statements or disclosures.

In October 2012, FASB issued ASU 2012-04, “Technical Corrections and Improvements”.  The amendments in this update cover a wide range of Topics in the Codification. The technical corrections (Section A) are divided into three main categories: (1) Source literature amendments – amendments to carry forward the original intent of certain pre-Codification authoritative literature that was inadvertently altered during the Codification process, (2) Guidance clarification and reference corrections – changes in wording and references to avoid misapplication or misinterpretation of guidance, and (3) Relocated guidance – moving guidance from one part of the Codification to another to correct instances in which the scope of pre-Codification guidance may have been unintentionally narrowed or broadened during the Codification process. The purpose of Section B of ASU 2012-04 is to conform the use of the term “fair value” throughout the Codification “to fully reflect the fair value measurement and disclosure requirements” of Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement”. These provisions are effective upon issuance, except for amendments that are subject to transition guidance discussed below. The Variable Account adopted the provisions of ASU 2012-04 on October 1, 2012.  The adoption did not impact the Variable Account’s financial statements or disclosures.

Accounting Pronouncements Not Yet Adopted

ASU 2012-04 includes certain amendments that are subject to transition guidance that will be effective for fiscal periods beginning after December 15, 2012.  The Variable Account will adopt these amendments on January 1, 2013 and does not expect its requirements to have a material impact on the Variable Account’s financial statements or disclosures.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

3.  FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair Value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, U.S. GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2012, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2012. As of December 31, 2012, the Level 1 assets held by the Variable Account was $312 million.  There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company, an affiliate of the Sponsor, is the investment adviser to the Funds and charges management fees at an annual rate ranging from 0.50% to 0.75% of the Funds’ average daily net assets.  For additional related party transactions, see notes 5 and 6.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor.  As of December 31, 2012, the deduction is at an effective annual rate of 1.30% for Compass 2 and 1.25% for Compass 3.  These charges are reflected in the Statement of Operations.

Distribution charges

Additionally, the Sponsor makes a deduction from the Sub-Account for a distribution expense risk charge equal to an effective annual rate of 0.15% of the daily net assets attributable to the Compass 3 contracts.  This distribution expense charge is not deducted after the seventh contract anniversary.  These charges are reflected in the Statement of Operations.

Administration charges

Each year on the contract anniversary date an account administration fee (‘‘Account Fee’’) is deducted from the contract owner’s account to reimburse the Sponsor for certain administrative expenses equal to $25 for the Compass 2 contracts and $30 for the Compass 3 contracts. This amount is deducted pro-rata from all variable sub-accounts, based on the allocation of the Contract Value.   The Account Fee is reflected in the Statement of Changes in Net Assets.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES (CONTINUED)

Surrender charges

The Sponsor does not deduct a sales charge from purchase payments. However, a surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase.  In no event shall the aggregate surrender charges exceed 6% of the purchase payments made under the contract.  The surrender charge is reflected in the Statement of Changes in Net Assets.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date.  However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 are calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 and before January 1, 2000 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2000 are calculated using the 2000 Individual Annuity Mortality Table and an assumed interest rate of 4% per year.  The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners (“NAIC”).  The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

7.  INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales
GGS	$421,507	$1,010,543
GSS	3,700,014	8,519,623
HYS	5,854,383	6,955,583
MIS	1,358,864	17,930,953
MMS	3,457,623	7,810,006
TRS	3,951,552	15,516,651

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2012 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
GGS	14,773	46,650	(31,877)
GSS	274,164	434,235	(160,071)
HYS	94,599	177,045	(82,446)
MIS	453,814	932,846	(479,032)
MMS	217,410	464,372	(246,962)
TRS	59,951	461,069	(401,118)

The changes in units outstanding for the period ended December 31, 2011 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
GGS	271,184	6,573	264,611
GSS	1,479,754	68,827	1,410,927
HYS	997,569	11,955	985,614
MIS	3,696,492	163,325	3,533,167
MMS	1,517,337	43,215	1,474,122
TRS	2,977,035	33,313	2,943,722

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
GGS
2012	232,734	$ 18.705	to	$ 32.703	$ 5,068,807	2.90%	1.25%	to	1.40%	(0.76%)	to	(0.61%)
2011	264,611	18.819	to	32.903	5,780,009	-	1.25	to	1.40	0.61	to	0.62

GSS
2012	1,250,856	20.591	to	50.136	47,556,513	3.23	1.25	to	1.40	1.10	to	1.26
2011	1,410,927	20.336	to	49.539	53,183,765	-	1.25	to	1.40	0.55	to	0.56

HYS
2012	903,168	22.087	to	55.941	39,271,099	6.73	1.25	to	1.40	13.31	to	13.48
2011	985,614	19.463	to	49.320	37,609,393	-	1.25	to	1.40	1.70	to	1.71

MIS
2012	3,054,135	19.506	to	70.788	117,794,306	0.41	1.25	to	1.40	15.62	to	15.79
2011	3,533,167	16.846	to	61.163	115,853,690	-	1.25	to	1.40	(1.91)	to	(1.89)

MMS
2012	1,227,160	12.764	to	20.704	19,281,435	-	1.25	to	1.40	(1.39)	to	(1.24)
2011	1,474,122	12.925	to	20.975	23,632,701	-	1.25	to	1.40	(0.11)	to	(0.10)

TRS
2012	2,542,604	26.805	to	56.857	82,861,052	2.57	1.25	to	1.40	9.79	to	9.96
2011	2,943,722	24.378	to	51.708	87,454,794	-	1.25	to	1.40	0.80	to	0.81

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges, minimum death benefit guarantee and administrative charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

3 Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund, and expenses assessed through the reduction of units.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

	1.	Report of Independent Registered Public Accounting Firm;
	2.	Statutory-Basis Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2012 and 2011;
	3.	Statutory-Basis Statements of Operations for the Years Ended December 31, 2012, 2011 and 2010;
	4.	Statutory-Basis Statements of Changes in Capital Stock and Surplus for the Years Ended December 31, 2012, 2011 and 2010;
	5.	Statutory-Basis Statements of Cash Flows for the Years Ended December 31, 2012, 2011 and 2010; and
	6.	Notes to Statutory-Basis Financial Statements.

C.	Financial Statements of the Registrant (Part B)

	1.	Report of Independent Registered Public Accounting Firm;
	2.	Statements of Assets and Liabilities, December 31, 2012;
	3.	Statements of Operations, Year Ended December 31, 2012;
	4.	Statements of Changes in Net Assets, Years Ended December 31, 2012 and 2011; and
	5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated August 11, 2011, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account L and the reorganization of the Registrant from a managed separate account to a unit investment trust (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 002-79141, filed on September 13, 2011);

(2)	Not Applicable;

(3)(a)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(a)(ii)
Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83364) filed on or about April 27, 2009);

(3)(a)(iii)
Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

(3)(a)(iv)
Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

(3)(b)(i)
Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(ii)
Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed on January 16, 1998); and

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)
Individual Flexible Payment Deferred Annuity Contract (Compass 3 Variable Annuity Contract) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-3, File No. 002-79141, filed on March 6, 1998);

(5)
Application used with the annuity contract filed as Exhibit 4 (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-3, File No. 002-79141, filed on March 6, 1998);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004)

(7)	Not Applicable;

(8)
Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company. (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on December 10, 2012);

(9)
Opinion of Counsel as to the legality of the securities being registered and Consent to its use (Incorporated herein by reference to Post-Effective No. 34 to the Registration Statement on Form N-4, File No. 33-19628, filed on December 2, 2011);*

(10)(a)	Consents of Deloitte & Touche LLP;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F of the Registrant on Form N-4, File No. 33-41628, filed on April 29, 1998)

(14)(a)	Powers of Attorney;*

(14)(b)
Resolution of the Board of Directors of the depositor dated April 11, 2013 authorizing the use of powers of attorney for Officer signatures (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 29, 2013);

(15)
Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 29, 2013).

*   Filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director

Colm J. Freyne Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director

Larry R. Madge Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director

Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Life and Annuities, Inforce Management and Director

Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S., and Director and Chairman

Kerri R. Ansello Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Counsel and Secretary

Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer

David J. Healy Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President, Sun Life Financial U.S. Operations

Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Executive Vice President and Chief Investment Officer

Fred M. Tavan Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Chief Actuary

Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed April 29, 2013.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2013 there were 5,027 qualified and 1,549 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 (a copy of which as filed as Exhibit 3.2 to Depositor’s Form 10-K, File No. 333-82824, filed on March 29, 2004), provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I, and K; Keyport Variable Account A; KMA Variable Account; Keyport Variable Account I; KBL Variable Account A; KBL Variable Annuity Account; and Sun Life (N.Y.) Variable Accounts A, B, C, D, J, and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Kenneth A. McCullum	President and Director
	Larry R. Madge	Director
	Scott M. Davis	Director
	Kerri R. Ansello	Secretary
	Michael S. Bloom	Assistant Secretary
	Paul Finnegan	Anti-Money Laundering Compliance Officer
	Kathleen T. Baron	Chief Compliance Officer
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Michelle A. Greco	Senior Counsel
	Jie Cheng	Tax Assistant Vice President
	Maryellen Percuoco	Assistant Secretary

*The principal business address of all directors and officers of the principal underwriter is, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company. The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 29th day of April, 2013.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT L
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson*
Westley V. Thompson
President, SLF U.S.

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	President, SLF U.S. and Director	April 29, 2013
Westley V. Thompson	(Principal Executive Officer)

/s/ Keith Gubbay*	Senior Vice President and Chief Financial Officer	April 29, 2013
Keith Gubbay	and Treasurer
(Principal Financial Officer)

/s/ Vincent A. Montiverdi*	Vice President and Chief Accounting Officer	April 29, 2013
Vincent A. Montiverdi	(Principal Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 29, 2013
Kenneth N. Crowley	Thomas A. Bogart, Director
Scott M. Davis, Director
Colm J. Freyne, Director
Larry R. Madge, Director
Kenneth A. McCullum, Director

* Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed April 29, 2013). Powers of attorney are included as Exhibit 14(a).

Exhibits

(10)(a)	Consents of Deloitte & Touche LLP

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney